-------------
 ANNUAL REPORT
 -------------
               1995
               1995
               1995
               1995
               1995



                                             Smith Barney/Travelers
                                             Series Fund Inc.

                                             MFS Total Return Portfolio

                                             TBC Managed Income
                                             Portfolio

                                             Smith Barney Money Market
                                             Portfolio
                                             -----------------------------------
                                             October 31, 1995


                                     [LOGO]  Smith Barney Mutual Funds
                                             Investing for your future.
                                             Every day.

----------------------------------------
MFS Total Return, TBC Managed Income and
Smith Barney Money Market Portfolios
----------------------------------------

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney/Travelers Series Fund for the period ended October 31, 1995. This report covers the MFS Total Return, TBC Managed Income and Smith Barney Money Market Portfolios. For your convenience, we have summarized this period's prevailing economic and market conditions below and outlined the strategies of the Portfolios during this time. A more detailed summary of performance and current holdings can be found in the appropriate sections that follow in the annual report.

Portfolio Highlights

MFS Total Return Portfolio

For the fiscal year ended October 31, 1995, the MFS Total Return Portfolio provided investors with a return of 16.12%. As a balanced fund, the MFS Total Return Portfolio's returns were positively influenced by a strong stock market (e.g., the S&P 500-Stock Price Index was up 26.4%) and a strong bond market (e.g., the Lehman Brothers Government/Corporate Bond Index was up 16.2%). The cash position of the Portfolio, which tends to help reduce volatility over the long term, had a somewhat negative impact on the Portfolio's returns over the past year (e.g., money-market investments had a return of approximately 5.5%).

Over the past year, the MFS Total Return Portfolio was managed conservatively. As of this writing, stocks made up 56% of the Portfolio, bonds 33% and cash 11%. Given the steady upward progression of the S&P 500-Stock Price Index over the past twelve months, valuations, in our view, have not been particularly attractive. We have concentrated our equity weighting in the energy and financial sectors where the fundamentals appear sound and valuations are reasonable.

On the bond side of the Portfolio, we increased our weighting throughout the year and increased our duration as well. The current slowdown in the economy, along with the lack of inflationary stimulus, provided an excellent backdrop for bonds. Going forward, we believe that the Federal Reserve may cut interest rates one more time. We also expect a stronger economy in 1996, and that may result in a less favorable environment for bonds. If that happens, we would reduce the Portfolio's duration. Our cash position (currently at 11%) remains on the high side. However, because bull markets invariably correct, we believe our high cash position is an appropriate strategy. When the stock market corrects, we plan to be opportunistic and buy stocks at more attractive valuations.

TBC Managed Income Portfolio

As many of you no doubt know, the bond market has experienced a banner year so far in 1995, with economic growth slowing to a sustainable pace, and inflation remaining in check. After six rate hikes in 1994, slow economic growth and moderate inflation were the primary reasons why the Federal Reserve eased rates for the first time in three years at the Federal Open Market Committee meeting in July, bringing the federal funds rate to 5.75%. All of these factors have given rise to strong overall returns for the period as measured by the Lehman Aggregate Index, which is up 15.11% year to date. Mixed economic signals closing out the third quarter -- including a 4.2% rate of gross domestic product (GDP) growth -- have done little to rattle bullish sentiments. In our view, the financial markets appear to be looking beyond the numbers. At current levels, the yield curve suggests anticipation that a second Federal Reserve easing of 25-50 basis points may be in store, perhaps as early as December. Pending the outcome of federal budget negotiations in Washington, D.C., we remain cautiously optimistic about current market conditions.

The TBC Managed Income Fund ended 1994 in positive territory. This followed a November where the bond market as a whole posted negative returns. Target weightings were between 10% and 20% in Treasurys and 35% to 55% in corporate bonds and mortgage-backed securities. Extremely tight corporate spreads through the first quarter of the year prompted a defensive strategy in that sector, and that has continued to date. Even a modest widening from current levels would cause corporate bonds to underperform Treasurys. Although we continue to seek value in this sector through research and fundamental analysis, our allocation has been pared down to between 10% and 20% for the near term. Mortgage weightings within the Portfolio currently stand at between 25% to 40% due to attractive yields on a historical basis. The TBC Managed Income Portfolio does not own any mortgage derivatives.

As measured by effective duration, the Portfolio's interest-rate sensitivity was conservatively positioned short of the Lehman Aggregate Index through April 1995. As the market rallied in the first quarter, our conservative strategy resulted in Portfolio underperformance compared to the index. In April, the Portfolio's duration was lengthened to a benchmark neutral level. This neutrality continued through October, when another modest lengthening was initiated, therefore bringing the Portfolio's duration to approximately 104% of the Lehman Aggregate. This was done in an effort to hedge against our emphasis on the mortgage sector and the possibility of accelerating prepayments should interest rates continue to fall.

For the year ended October 31, 1995, the TBC Managed Income Portfolio posted a total return of 12.68% net of all fees. This represents some underperformance relative to the Lehman Aggregate Index (15.65%) for the same time period, and was caused in large part by the Portfolio's shorter duration over the first quarter of this year. Looking ahead, we will maintain our current interest-rate sensitivity and look for research-driven value in all sectors of the bond market. With moderate inflation and the strong possibility of another Federal Reserve easing in the near future, we believe there may be significant investment opportunities to be found in the credit markets into 1996.

Smith Barney Money Market Portfolio

A combination of high short-term interest rates and unattractive rates on bank Certificates of Deposit (CDs) enabled money market funds to provide investors with returns that were far superior to most bank products. As a result, the money fund industry has experienced rapid asset growth of greater than 20% year over year. We are pleased to report that the taxable money fund assets of Smith Barney have participated in the industry's growth. Year over year, assets in the taxable Smith Barney money market funds have risen by over 25%. As of October 31, 1995, the seven-day yield of the Smith Barney Money Market Portfolio was 5.20% (5.34% effective yield), and assets within the Portfolio grew above the industry trend.

During the fourth quarter of 1994 (and the third year into the recovery), the U.S. economy, as measured by gross domestic product (GDP), was still showing signs of strength and grew at a rate of 5.1%. By January 1995, capacity utilization, business investments and employment remained strong and inflation levels were high enough to cause the Federal Reserve Board (the Fed) some concern. As a result, the Fed raised the federal funds rate from 5.50% to 6.00% in early February. This completed a series of Fed tightening moves that had resulted in short-term interest rates rising from 3.0% to 6.0% in a 13-month period. As early as March, automobile manufacturers began to encounter sluggish demand and production cuts followed, adding to a meager economic growth rate of 1.3%. Expectations grew that the Fed's monetary policy would either remain unchanged or perhaps ease slightly. On July 6, 1995, the Fed eased and lowered the federal funds rate from 6% to 5.75%. The Fed stated that this action was taken because "inflationary pressures have receded enough to accommodate a modest adjustment in monetary conditions."

The Fed held firm at the August and September Federal Open Market Committee
(FOMC) meetings and did not lower short-term interest rates. In our view, the Fed will probably leave rates unchanged at the November meeting for two main reasons. One, third quarter GDP was reported up 4.2%, and that was much higher than expected. Chairman Greenspan will probably want to see fourth quarter GDP come in below 2% before any additional easing. The report also showed that capital spending and housing as well as housing-related areas were strong, but consumer spending remained weak. Second, the Fed does not want to consider easing before a budget agreement in Washington, D.C., has been reached.

The short-term yield curve has inverted as market participants have anticipated further accommodations by the Fed. Overnight rates are 5.75% and six-month Euro CDs are 5.55%. Probably the most compelling reason why the Fed may want to ease going forward is the moderate pace of economic growth and the fact that companies are continuing to substitute technology for labor, a trend that should help to keep wages (and inflation) low. With the federal funds rate at 5.75% and inflation at 2.81%, one could argue that the Fed's current policy is overly restrictive and therefore they may decide to lower short-term rates in the future.

We continue to have a bullish posture and we are maintaining an average life between 45-50 days. Currently, the Smith Barney Money Market Portfolio has no Japanese bank exposure and all of the securities in the Portfolio are rated "A1/P1" or better.

Please note that an investment in the Smith Barney Money Market Portfolio is neither insured nor guaranteed by the U.S. Government; nor can there be any guarantee that the Portfolio will be able to maintain a $1.00 per share net asset value.

We thank you for your investment in the Portfolios and your continued confidence in our investment management approach.

Sincerely,

/S/ HEATH B. MCLENDON

Heath B. McLendon
Chairman and Chief Executive Officer

December 4, 1995

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Historical Performance --  MFS Total Return Portfolio
--------------------------------------------------------------------------------

                            Net Asset Value
                        ----------------------
                        Beginning      End of         Income          Total
Year Ended               of Year        Year         Dividends      Returns+
================================================================================
10/31/95                 $ 9.98        $11.53          $0.05         16.12%
--------------------------------------------------------------------------------
6/16/94*-10/31/94         10.00          9.98           0.00         (0.20)++
================================================================================
Total                                                  $0.05
================================================================================


--------------------------------------------------------------------------------
Historical Performance -- TBC Managed Income Portfolio
--------------------------------------------------------------------------------

                            Net Asset Value
                        ----------------------
                        Beginning      End of         Income          Total
Year Ended               of Year        Year         Dividends      Returns+
================================================================================
10/31/95                 $10.04        $11.16          $0.13         12.68%
--------------------------------------------------------------------------------
6/16/94*-10/31/94         10.00         10.04           0.00          0.40++
================================================================================
Total                                                  $0.13
================================================================================

It is the Funds' policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return+
--------------------------------------------------------------------------------

                                                 MFS Total     TBC Managed
                                                  Return         Income
                                                 Portfolio      Portfolio
================================================================================
Year Ended 10/31/95                                16.12%        12.68%
--------------------------------------------------------------------------------
6/16/94*-10/31/95                                  11.32          9.39
================================================================================


--------------------------------------------------------------------------------
Cumulative Total Return+
--------------------------------------------------------------------------------

                                                 MFS Total     TBC Managed
                                                  Return         Income
                                                 Portfolio      Portfolio
================================================================================
6/16/94*-10/31/95                                  15.89%        13.13%
================================================================================

 + Assumes the reinvestment of all dividends and capital gain distributions at net asset value.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 *  Commencement of operations.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                     Growth of $10,000 Invested in Shares of
                MFS Total Return Portfolio vs. S&P 500 Index and
                Lehman Brothers Government Corporate Bond Index+
                                   (unaudited)
--------------------------------------------------------------------------------
                            June 1994 -- October 1995

                 MFS     S&P 500 INDEX      Lehman Bros. Gov't Corp. Bond Index
                 ---     -------------      -----------------------------------
6/16/94         10000        10000                      10000
7/94             9980         9943                      10200
10/94            9980        10324                      10075
1/95             9930        10357                      10318
4/95            10614        11404                      10777
7/95            11217        12538                      11274
10/95           11589        13053                      11704


+ Hypothetical illustration of $10,000 invested in shares of the MFS Total Return Portfolio on June 16, 1994 (commencement of operations), assumes reinvestment of dividends and capital gains at net asset value through October 31, 1995. The S&P 500 is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Lehman Brothers Government Corporate Bond Index is comprised of over 5,000 issues of U.S. Government Treasury and Agency securities and Corporate and Yankee securities. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
                        TBC Managed Income Portfolio vs.
                      Lehman Brothers Aggregate Bond Index+
                                   (unaudited)
--------------------------------------------------------------------------------
                            June 1994 -- October 1995

    [The following table was represented by a graph in the printed material]

                     TBC     Lehman Bros. Gov't Corp. Bond Index
                     ---     -----------------------------------
6/16/94             10000                10000
7/94                10100                10199
10/94               10040                10052
1/95                10158                10299
4/95                10533                10757
7/95                10969                11230
10/95               11313                11626


+ Hypothetical illustration of $10,000 invested in shares of the TBC Managed Income Portfolio on June 16, 1994 (commencement of operations), assumes reinvestment of dividends and capital gains at net asset value through October 31, 1995. The Lehman Brothers Aggregate Bond Index is comprised of over 6,500 issues of U.S. Treasuries, Agencies, Corporate Bonds and Mortgage-Backed securities. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments                                        October 31, 1995
--------------------------------------------------------------------------------
                           MFS TOTAL RETURN PORTFOLIO

   SHARES                            SECURITY                           VALUE
================================================================================
COMMON STOCKS -- 51.0%
Aerospace -- 1.0%
    6,800   Allied Signal Inc.                                        $ 289,000
    2,998   Textron Inc.                                                206,113
--------------------------------------------------------------------------------
                                                                        495,113
--------------------------------------------------------------------------------
Aerospace & Defense -- 0.4%
    4,000   Raytheon Co.                                                174,500
--------------------------------------------------------------------------------
Automotive -- 1.1%
--------------------------------------------------------------------------------
    2,500   Daimler Benz AG ADR*                                        120,625
    9,200   General Motors Corp.                                        402,500
--------------------------------------------------------------------------------
                                                                        523,125
--------------------------------------------------------------------------------
Banking -- 6.2%
    4,500   BankAmerica Corp.                                           258,750
    5,800   Bank of Boston Corp.                                        258,100
    7,500   Bank of New York                                            315,000
    4,600   Federal Home Loan Mortgage Corp.                            318,550
    5,016   Chase Manhattan Corp.                                       285,912
    3,800   Citicorp                                                    246,525
    5,200   Comerica Inc.                                               174,850
    5,300   Nationsbank Corp.                                           348,475
   13,900   National City Corp.                                        429,163
    7,600   Northern Trust Corp.                                        362,900
--------------------------------------------------------------------------------
                                                                      2,998,225
--------------------------------------------------------------------------------
Beverages -- 1.1%
    2,000   Anheuser-Busch Cos. Inc.                                    132,000
    7,900   Pepsico Inc.                                                416,725
--------------------------------------------------------------------------------
                                                                        548,725
--------------------------------------------------------------------------------
Business Machines -- 0.7%
--------------------------------------------------------------------------------
    2,700   Xerox Corp.                                                 350,324
--------------------------------------------------------------------------------
Chemicals -- 1.5%
    3,500   Dow Chemical Co.                                            240,188
    4,900   E.I. du Pont De Nemours & Co.                               305,637
    3,500   W.R. Grace & Co.                                            195,125
--------------------------------------------------------------------------------
                                                                        740,950
--------------------------------------------------------------------------------
Coal -- 0.6%
   10,100   Eastern Enterprises                                         301,738
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------
                           MFS TOTAL RETURN PORTFOLIO

   SHARES                            SECURITY                           VALUE
================================================================================
Consumer Products -- 3.1%
    2,800   Alcatel Alsthorm                                         $  47,250
    3,000   Avon Products                                              213,375
    4,900   Colgate Palmolive Co.                                      339,324
    5,200   General Electric Corp.                                     328,900
    5,600   McCormick & Co. Inc.                                       138,600
    2,300   Minnesota Mining & Manufacturing Co.                       130,813
    2,700   Procter & Gamble Co.                                       218,700
    2,900   Rubbermaid Inc.                                             75,763
--------------------------------------------------------------------------------
                                                                     1,492,725
--------------------------------------------------------------------------------
Commercial Services -- 0.1%
    1,900   Browning Ferris Industries, Inc.                            55,338
--------------------------------------------------------------------------------
Drugs -- 1.9%
    4,200   American Home Products Corp.                               372,225
    4,200   Eli Lilly & Co.                                            405,825
    1,600   Warner Lambert Co.                                         136,200
--------------------------------------------------------------------------------
                                                                       914,250
--------------------------------------------------------------------------------
Electrical Equipment-Utilities -- 2.9%
    5,300   FPL Group Inc.                                             221,936
   10,500   Honeywell Inc.                                             441,000
   10,100   Loral Corp.                                                299,213
    7,000   National Power PLC ADR                                      22,422
    6,500   PECO Energy Co.                                            190,125
    4,200   Stanley Works                                              200,550
--------------------------------------------------------------------------------
                                                                     1,375,246
--------------------------------------------------------------------------------
Food Processing -- 0.8%
    3,800   General Mills Inc.                                         218,025
    2,000   Kellogg Co.                                                144,500
--------------------------------------------------------------------------------
                                                                       362,525
--------------------------------------------------------------------------------
Hospital Related -- 1.2%
    9,500   Baxter International Inc.                                  366,938
    1,800   National Health Investors Inc.                              54,000
--------------------------------------------------------------------------------
    3,000   Smithkline Beecham Units                                   155,625
--------------------------------------------------------------------------------
                                                                       576,563
--------------------------------------------------------------------------------
Insurance -- 4.2%
    5,500   Aetna Life & Casualty Co.                                  387,062
    5,500   American General Corp.                                     180,813
    4,300   Cigna Corp.                                                426,237

                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------
                           MFS TOTAL RETURN PORTFOLIO

   SHARES                            SECURITY                           VALUE
================================================================================
Insurance -- 4.2% (continued)
    8,100   Equitable Cos. Inc.                                      $ 172,125
    3,700   MBIA Inc.                                                  257,613
    1,800   Prudential Reinsurance Holdings Inc.                         36,675
    8,100   Torchmark Corp.                                             336,150
    4,300   UNUM Corp.                                                  226,287
--------------------------------------------------------------------------------
                                                                      2,022,962
--------------------------------------------------------------------------------
Machinery-Diversified -- 0.7%
    3,700   Deere & Co.                                                 330,688
--------------------------------------------------------------------------------
Minerals -- 0.2%
    3,043   Cyprus Amax Minerals Co.                                     79,498
--------------------------------------------------------------------------------
Natural Gas -- 1.5%
    8,500   Pacific Enterprises                                         210,375
    7,500   Sonat Inc.                                                  215,625
    1,400   Union Pacific Resources                                      31,850
    7,100   Williams Cos. Inc.                                          274,237
--------------------------------------------------------------------------------
                                                                        732,087
--------------------------------------------------------------------------------
Natural Resources -- 0.6%
    4,600   British Gas PLC ADR                                         174,800
    8,100   YPF Sociedad Anonima ADR                                    138,713
--------------------------------------------------------------------------------
                                                                        313,513
--------------------------------------------------------------------------------
Oil Production -- 5.3%
    7,800   Amoco Corp.                                                 498,225
    7,500   Coastal Corp.                                               242,813
    7,300   Enron Corp.                                                 250,937
    5,000   Exxon Corp.                                                 381,875
    4,100   Mobile Corp.                                                413,075
    8,800   Occidental Petroleum Corp.                                  189,200
    5,900   Schlumberger Ltd.                                           367,275
   14,000   USX-Marathon Group Inc.                                     248,500
--------------------------------------------------------------------------------
                                                                      2,591,900
--------------------------------------------------------------------------------
Paper & Forest Products -- 1.6%
    2,000   Georgia Pacific Corp.                                       165,000
    5,800   International Paper Co.                                     214,600
    3,400   Kimberly-Clark Corp.                                        246,925
--------------------------------------------------------------------------------
    3,800   Weyerhaeuser Co.                                            167,675
--------------------------------------------------------------------------------
                                                                        794,200
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------
                           MFS TOTAL RETURN PORTFOLIO

   SHARES                            SECURITY                           VALUE
================================================================================
Petroleum -- 2.1%
    3,700   British Petroleum PLC ADR                                $  326,524
    3,800   Royal Dutch Petroleum Co. ADR                               466,925
    8,500   Ultramar PLC                                                207,188
--------------------------------------------------------------------------------
                                                                      1,000,637
--------------------------------------------------------------------------------
Photography -- 1.0%
    7,600   Eastman Kodak Co.                                           475,950
--------------------------------------------------------------------------------
Real Estate Investment Trust -- 0.9%
    5,000   Beacon Properties Corp.                                     108,750
    7,900   Hospitality Properties Trust Corp.                          207,375
    1,700   Meditrust Corp.                                              57,375
    1,500   Nationwide Health Properties Inc.                            61,688
--------------------------------------------------------------------------------
                                                                        435,188
--------------------------------------------------------------------------------
Retail -- 1.8%
    2,500   Dayton-Hudson Corp.                                         171,875
    5,100   J.C. Penney & Co. Inc.                                      214,837
    6,800   May Department Stores Co.                                   266,900
    7,000   Sears, Roebuck & Co.                                        238,000
--------------------------------------------------------------------------------
                                                                        891,612
--------------------------------------------------------------------------------
Telecommunications -- 4.5%
    7,600   American Telephone & Telegraph Corp.                        486,400
    6,200   Ameritech Corp.                                             334,800
    9,500   GTE Corp.                                                   391,875
   14,000   MCI Communications Corp.                                    349,125
    6,900   Nynex Corp.                                                 324,300
    3,300   SBC Communications                                          184,387
    2,500   Sprint Corp.                                                 96,250
--------------------------------------------------------------------------------
                                                                      2,167,137
--------------------------------------------------------------------------------
Tobacco -- 1.1%
    6,200   Philip Morris Cos. Inc.                                     523,900
--------------------------------------------------------------------------------
Transportation -- 1.2%
    5,400   Illinois Central Corp.                                      206,550
    4,600   CSX Corp.                                                   385,250
--------------------------------------------------------------------------------
                                                                        591,800
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------
                           MFS TOTAL RETURN PORTFOLIO

   SHARES                            SECURITY                           VALUE
================================================================================
Utilities -- 1.3%
    5,800   American Electric Power Co.                               $ 221,125
    8,000   Frontier Corp.                                              216,000
    5,700   Unicom Corp.                                                186,675
--------------------------------------------------------------------------------
                                                                        623,800
--------------------------------------------------------------------------------
Waste Management -- 0.4%
   6,500    WMX Technologies Inc.                                       182,813
--------------------------------------------------------------------------------
            TOTAL COMMON STOCKS
            (Cost -- $22,854,135)                                    24,667,032
================================================================================
CONVERTIBLE PREFERRED STOCKS -- 1.3%
Energy -- 0.4%
   3,200    Occidental Petroleum Corp. CV. $3.875 +                     178,800
--------------------------------------------------------------------------------
Financial Services -- 0.8%
   5,300    Sci Finance $3.125, Class A Shares                          373,650
--------------------------------------------------------------------------------
Telephone -- 0.1%
   1,000    Cointel 7.000% +                                             44,250
--------------------------------------------------------------------------------
            TOTAL CONVERTIBLE PREFERRED STOCKS
            (Cost -- $594,551)                                          596,700
================================================================================
PREFERRED STOCKS -- 2.9%
Automotive -- 0.2%
   1,500    General Motors Corp., Class E Shares                        100,500
--------------------------------------------------------------------------------
Consumer Products -- 0.8%
   6,000    Allstate Corp.                                              261,000
   2,400    Corning Delaware LP                                         108,000
--------------------------------------------------------------------------------
                                                                        369,000
--------------------------------------------------------------------------------
Environmental Control -- 0.4%
   5,500    Browning-Ferris Industries, Inc.                            180,813
--------------------------------------------------------------------------------
Industrial -- 0.2%
   14,000   RJR Nabisco Holdings Corp.                                   87,500
--------------------------------------------------------------------------------
Oil -- 0.9%
   1,824    Atlantic Richfield Co.                                       40,812
   7,500    Unocal Corp.                                                393,750
--------------------------------------------------------------------------------
                                                                        434,562
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------
                           MFS TOTAL RETURN PORTFOLIO

   SHARES                            SECURITY                           VALUE
================================================================================
Steel -- 0.4%
   4,000    AK Steel Holding Corp.                                    $ 122,500
   3,400    US Steel, Series A, 8.750%                                   85,000
--------------------------------------------------------------------------------
                                                                        207,500
--------------------------------------------------------------------------------
            TOTAL PREFERRED STOCKS
            (Cost -- $1,354,877)                                      1,379,875
================================================================================
    FACE
   AMOUNT                            SECURITY                           VALUE
================================================================================
CORPORATE BONDS -- 20.1%
Airline -- 0.7%
 $ 98,769   Northwest Airlines Trust, 9.250% due 6/21/14                114,705
  100,000   Qantas Airways, 7.500% due 6/30/03+                         101,375
  100,000   United Airlines Inc., 10.250% due 7/15/21                   118,500
--------------------------------------------------------------------------------
                                                                        334,580
--------------------------------------------------------------------------------
Asset-Backed Security -- 0.2%
  100,000   Standard Credit Card Trust, 6.066% due 5/7/00               100,250
--------------------------------------------------------------------------------
Automotive -- 0.4%
  200,000   General Motors Corp., 7.400% due 9/1/25                     204,750
--------------------------------------------------------------------------------
Banking -- 3.6%
  200,000   ABN Ambro Bank Global, 7.250% due 05/31/05                  208,250
  300,000   Alex Brown Financial Group, 7.625% due 8/15/05              312,375
  200,000   Banco Central, 8.250% due 6/15/04                           214,000
  100,000   Chase Manhattan Corp., 8.800% due 2/1/00                    103,125
  100,000   Citicorp, 8.800% due 2/1/00                                 109,500
  100,000   Coastal Bankcorp, 10.000% due 6/30/02                       100,125
  100,000   Den Danske Bank, 7.250% due 6/15/05                         100,875
  100,000   First USA Bank, 7.650% due 8/1/03                            99,500
  170,000   Goldman Sachs Group L.P., 7.250% due 10/1/05+               172,550
  100,000   Riggs National Bank, 8.500% due 2/1/06                      105,250
  100,000   Santander Financial Issuances, 7.875% due 4/15/05           107,000
  100,000   Sovereign Bancorp, 6.750% due 9/1/00                         97,625
--------------------------------------------------------------------------------
                                                                      1,730,175
--------------------------------------------------------------------------------
Beverages -- 0.4%
  200,000   Anheuser-Busch Cos. Inc., 7.250% due 9/15/15                205,250
--------------------------------------------------------------------------------
Consumer Products -- 0.2%
  100,000   Black & Decker, 8.440% due 11/1/99                          106,875
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------
                           MFS TOTAL RETURN PORTFOLIO

   SHARES                            SECURITY                           VALUE
================================================================================
Electric Utilities -- 0.2%
$ 100,000   Utilicorp United, 8.450% due 11/15/99                     $ 107,250
--------------------------------------------------------------------------------
Financial -- 1.8%
  520,000   ADT Operations, zero coupon due 7/6/10                      230,100
  100,000   Lehman Brothers Inc., 7.125% due 7/15/02                    101,500
  300,000   Leucadia National, 8.250% due 6/15/05                       303,000
  125,000   RHG Finance Corp., 8.875% due 10/1/05                       125,469
  100,000   Salton Sea Funding, 7.370% due 5/30/05+                     101,125
--------------------------------------------------------------------------------
                                                                        861,194
--------------------------------------------------------------------------------
Food -- 0.2%
  100,000   Borden Inc., 7.875% due 2/15/23                              98,125
--------------------------------------------------------------------------------
Gas-Transmission -- 1.1%
  100,000   AMR Pipeline Corp., 7.000% due 6/1/25                       103,000
  100,000   Noram Energy Corp., 7.500% due 8/1/00                       101,750
  100,000   Northwest Pipeline Corp., 9.000% due 8/1/22                 110,750
  100,000   Panhandle Eastern Corp., 8.625% due 4/15/25                 111,250
  100,000   Southern Union, 7.600% due 2/1/24                           102,000
--------------------------------------------------------------------------------
                                                                        528,750
--------------------------------------------------------------------------------
Industrial -- 7.5%
  100,000   Asarco Inc., 8.500% due 5/1/25                              110,250
   75,000   Altera Corp., 5.750% due 6/15/02+                           101,625
  100,000   Avenor Inc., 9.375% due 2/15/04+                            109,750
  100,000   Canadian Pacific Forest,10.250% due 1/15/03                 112,750
            Coastal Corp.:
  100,000     7.750% due 10/15/35                                        99,875
  200,000     10.375% due 10/1/00                                       229,500
  100,000   Dayton Hudson Co., 9.000% due 10/1/21                       117,250
            Georgia-Pacific Corp.:
  100,000     8.625% due 4/30/25                                        109,000
  100,000     9.875% due 11/1/21                                        116,500
  100,000   Jet Equipment Trust, 10.690% due 5/1/15+                    106,148
  100,000   Laidlaw Inc., 8.750% due 4/15/25                            115,375
  100,000   McDonnell Douglas Co., 9.250% due 4/1/02                    113,875
            News America Holdings Inc.:
  100,000     7.500% due 3/1/00                                         103,250
  150,000     7.600% due 10/11/15                                       150,563

                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------
                           MFS TOTAL RETURN PORTFOLIO

   SHARES                            SECURITY                           VALUE
================================================================================
Industrial -- 7.5% (continued)
            Oryx Energy Co.:
$ 600,000     9.300% due 5/1/96                                       $ 608,250
  100,000     10.000% due 4/1/01                                        110,625
  100,000   Owens-Corning Fiber Glass Corp., 8.875% due 6/1/02          108,875
  100,000   Parker & Parsley Petroleum Co., 8.250% due 8/15/07          104,000
  100,000   Raytheon Co., 7.375% due 7/15/25                            101,250
            RJR Nabisco Inc.:
   50,000     8.000% due 1/15/00                                         52,625
  100,000     8.750% due 8/15/05                                        103,125
  100,000     7.550% due 6/15/15                                        100,625
  100,000   Rouse Co., 8.550% due 3/28/05                               108,375
  117,000   TCI Communications Inc., 8.750% due 8/1/15                  125,044
   83,000   Tele-Communications Inc., 9.250% due 1/15/23                 89,121
  100,000   Tenet Healthcare Corp., 10.125% due 3/1/05                  108,250
            Time Warner Inc.:
   33,000     7.750% due 6/15/05                                         33,701
   54,800     8.750% due 1/10/15                                         57,061
  100,000   Valassis Inserts Inc., 9.375% due 3/15/99                   105,874
--------------------------------------------------------------------------------
                                                                      3,612,512
--------------------------------------------------------------------------------
Miscellaneous -- 1.2%
  150,000   Brascan Ltd., 7.375% due 10/1/02                            150,000
  300,000   Louisiana Land and Exploration Co., 7.650% due 12/1/23      303,000
  100,000   Province of Ontario, 7.000% due 8/4/05                      102,875
--------------------------------------------------------------------------------
                                                                        555,875
--------------------------------------------------------------------------------
Real Estate Investment Trust -- 0.2%
  80,000    Liberty Property Trust, 8.000% due 7/1/01                    82,800
--------------------------------------------------------------------------------
Utility-Electric -- 2.4%
   50,000   Cleveland Electric Illuminating Co., 9.500% due 5/15/05      51,938
  300,000   Commonwealth Edison Co., 8.375% due 2/15/23                 318,375
  100,000   First PV Funding, 10.150% due 1/15/16                       104,750
            Long Island Lighting Co.:
  100,000     7.625% due 4/15/98                                        102,250
  100,000     9.625% due 7/1/24                                         102,000
  100,000   Louisiana Power & Light Co., 10.670% due 1/2/17             107,500
  100,000   Midland Funding II, 11.750% due 7/23/05                     105,250

                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------
                           MFS TOTAL RETURN PORTFOLIO

   SHARES                            SECURITY                           VALUE
================================================================================
Utility-Electric -- 2.4% (continued)
            Niagara Mohawk Power Corp.:
$ 100,000     9.250% due 10/1/01                                      $ 102,625
   90,000     7.750% due 5/15/06                                         81,450
  100,000   Ohio Edison, 7.375% due 9/15/02                             102,125
--------------------------------------------------------------------------------
                                                                      1,178,263
--------------------------------------------------------------------------------
            TOTAL CORPORATE BONDS
            (Cost -- $9,366,357)                                      9,706,649
================================================================================
U.S. GOVERNMENT OBLIGATIONS -- 7.1%
  200,000   U.S. Treasury Note, 6.750% due 4/30/00                      207,344
  685,000   U.S. Treasury Note, 6.250% due 5/31/00                      697,206
  100,000   U.S. Treasury Note, 6.125% due 9/30/00                      101,366
1,150,000   U.S. Treasury Note, 7.250% due 8/15/04                    1,245,288
   50,000   U.S. Treasury Note, 6.500% due 8/15/05                       51,787
  950,000   U.S. Treasury Bond, 7.625% due 2/15/25                    1,102,960
--------------------------------------------------------------------------------
            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (Cost -- $3,368,735)                                      3,405,951
================================================================================
SHORT-TERM INVESTMENTS -- 17.6%
2,800,000   Federal Home Loan Bank, 5.630% due 11/6/95                2,797,811
2,300,000   Federal Home Loan Bank, 5.650% due 11/7/95                2,297,834
3,400,000   Federal Home Loan Mortgage Corp., 5.600% due 11/2/95      3,399,471
--------------------------------------------------------------------------------
            TOTAL SHORT-TERM INVESTMENTS
            (Cost -- $8,495,116)                                      8,495,116
================================================================================
            TOTAL INVESTMENTS -- 100%
            (Cost -- $46,033,771)++                                 $48,251,323
================================================================================

                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------
                          TBC MANAGED INCOME PORTFOLIO

   SHARES                            SECURITY                                VALUE
===================================================================================
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS -- 83.8%
$ 690,000   U. S. Treasury Bond, 7.125% due 2/15/23                       $ 752,155
   37,000   U. S. Treasury Note, 7.375% due 5/15/96                          37,352
   85,000   U. S. Treasury Note, 6.625% due 3/31/97                          86,176
  775,000   U. S. Treasury Note, 7.875% due 1/15/98                         810,340
1,086,000   U. S. Treasury Note, 7.875% due 8/15/01                       1,191,972
1,965,000   U. S. Treasury Note, 6.375% due 8/15/02                       2,017,466
  586,000   U. S. Treasury Note, 7.250% due 8/15/04                         634,556
  276,821   Federal National Mortgage Association, 7.500% due 7/1/09        282,530
   74,370   Federal National Mortgage Association, 7.500% due 6/1/10         75,904
  357,326   Federal National Mortgage Association, 8.000% due 9/1/10        368,268
  280,655   Federal National Mortgage Association, 7.500% due 4/1/25        283,899
  246,898   Federal National Mortgage Association, 7.000% due 9/1/25        245,047
  304,127   Federal National Mortgage Association, 8.500% due 9/1/25        315,435
  113,590   Federal National Mortgage Association, 7.500% due 10/1/25       114,903
  218,117   Government National Mortgage Association, 8.500% due 12/15/24   228,133
  251,329   Government National Mortgage Association, 8.000% due 1/15/25    259,968
  168,300   Government National Mortgage Association, 8.500% due 4/15/25    176,030
  404,172   Government National Mortgage Association, 7.500% due 9/15/25    411,621
  583,730   Government National Mortgage Association, 8.000% due 9/15/25    603,794
   50,000   International Bank for Reconstruction & Development,
               9.875% due 10/1/97                                            53,687
   70,000   MBNA Master Credit Card Trust, Class A, 6.450% due 2/15/08       69,615
-----------------------------------------------------------------------------------
            TOTAL U.S. GOVERNMENT & GOVERNMENT
            AGENCY OBLIGATIONS (Cost -- $8,818,579)                       9,018,851
===================================================================================
CORPORATE BONDS -- 16.2%
Banking -- 1.0%
  109,000   Malayan Banking Berhad - NY, 7.125% due 9/15/25                 110,226
-----------------------------------------------------------------------------------
Consumer Products -- 0.4%
   39,000   American Home Products, 7.700% due 2/15/00                       41,096
-----------------------------------------------------------------------------------
Financial Services -- 5.8%
  111,000   Aegon NV, 8.000% due 8/15/06                                    121,268
   75,000   Charles Schwab, 6.300% due 9/30/03                               72,375
   60,000   China International Trust & Investment Corp., 9.000%
              due 10/15/06                                                   67,050
   60,000   Donaldson, Lufkin & Jenrette, 6.875% due 11/1/05                 59,625
   50,000   H.F. Ahmanson, 7.650% due 4/15/00                                52,000
   50,000   Household Finance Corp., 7.800% due 11/1/96                      50,909
   50,000   Lincoln National Corp., 7.250% due 5/15/05                       51,687
  150,000   Paine Webber Group, 7.310% due 8/9/00                           153,375
-----------------------------------------------------------------------------------
                                                                            628,289
-----------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------
                          TBC MANAGED INCOME PORTFOLIO

   SHARES                            SECURITY                            VALUE
================================================================================
Healthcare -- 1.0%
 $100,000   Tenet Healthcare Corp., 9.625% due 9/1/02                 $ 108,000
--------------------------------------------------------------------------------
Industrial-Non-Oil Related -- 3.0%
   90,000   ADT Operations, 8.250% due 8/1/00                            94,500
   50,000   Carpenter Technology Corp., 7.440% due 8/16/99               51,938
   95,000   Jones Intercable Inc., 9.625% due 3/15/02                   100,700
   50,000   Penn Traffic Co., 8.625% due 12/15/03                        42,375
   25,000   Valassis Inserts Inc., 9.375% due 3/15/99                    26,468
--------------------------------------------------------------------------------
                                                                        315,981
--------------------------------------------------------------------------------
Retail -- 1.3%
   85,000   Federated Department Stores, 10.000% due 2/15/01             92,650
   50,000   Sears, Roebuck & Co., 8.550% due 8/1/96                      50,938
--------------------------------------------------------------------------------
                                                                        143,588
--------------------------------------------------------------------------------
Telecommunications -- 1.5%
   65,000   Paging Network Inc., 8.875% due 2/1/06                       65,163
   50,000   Rogers Cable System, 9.625% due 8/1/02                       51,250
   75,000   Rogers Communications Inc., 2.000% due 11/26/05              39,375
                                                                        155,788
--------------------------------------------------------------------------------
Transportation -- 0.9%
   65,000   Federal Express Corp., 6.250% due 4/15/98                    50,000
   45,000   Mass Transit Railways, 7.250% due 10/1/05                    45,675
--------------------------------------------------------------------------------
                                                                         95,675
--------------------------------------------------------------------------------
Yankee Bonds With Coupon -- 1.3%
   41,000   Carter Holt Harvey Ltd., 8.875% due 12/1/04                  46,842
   40,000   Cemex SA, 8.875% due 6/10/98                                 36,925
   55,000   Domtar Inc., 11.750% due 3/15/99                             60,293
--------------------------------------------------------------------------------
                                                                        144,060
--------------------------------------------------------------------------------
            TOTAL CORPORATE BONDS
            (Cost -- $1,691,772)                                      1,742,703
================================================================================
            TOTAL INVESTMENTS -- 100%
            (Cost -- $10,510,351)++                                 $10,761,554
================================================================================

                       See Notes to Financial Statements.


Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------
                       SMITH BARNEY MONEY MARKET PORTFOLIO

                                                            ANNUALIZED
                                                             YIELD ON
    FACE                                                     DATE OF
   AMOUNT                     SECURITY                       PURCHASE        VALUE
===================================================================================
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS -- 0.4%
$  150,000  Federal National Mortgage Association matures 11/13/95
            (Cost-- $149,722)                                 5.71%      $  149,722
===================================================================================
COMMERCIAL PAPER -- 84.1%
1,000,000   Abbey National North America Corp.
              matures 1/8/96                              5.71 and 5.69     989,422
  800,000   AT&T Corp. mature 11/2/95 and 11/10/95        5.64 and 5.73     799,630
1,000,000   B.A.T. Capital Corp. matures 11/20/95             5.75          996,992
1,000,000   Bank of America Corp. matures 11/13/95            5.76          998,090
1,000,000   Bank of Nova Scotia matures 11/13/95              5.74          998,107
1,000,000   Banque Paribas (Cayman) matures 11/2/95           5.78          999,840
1,000,000   Bear Stearns matures 12/5/95                      5.77          994,588
  750,000   Cheltenham & Gloucester Building Society
              matures 12/8/95                                 5.74          745,567
1,000,000   Ciesco L.P. matures 1/26/96                       5.78          986,383
  800,000   Compagnie Bancaire matures 11/27/95               5.76          796,724
  500,000   Corporate Asset Funding Co. matures 1/17/96       5.78          493,915
1,000,000   Creditanstalt Bank matures 12/13/95               5.72          993,420
  850,000   Credito Italiano matures 12/19/95                 5.70          843,631
1,000,000   Daimler-Benz North America Corp.
              matures 11/22/95                                5.68          996,675
1,300,000   Dean Witter, Discover &Co.
              mature 11/10/95 and 11/17/95                5.76 and 5.77   1,297,587
  800,000   Delaware Funding Corp. matures 11/27/95           5.68          796,689
1,000,000   Dresdner US Finance matures 1/22/96               5.80          986,971
  500,000   Eli Lilly & Co. matures 12/4/95                   5.76          497,388
1,000,000   Ford Motor Credit Corp. matures 12/7/95           5.76          994,270
1,000,000   General Electric Capital Corp.
              matures 2/20/96                                 5.77          982,548
  750,000   Goldman Sachs Group, L.P.
              mature 11/14/95 and 1/12/96                 6.00 and 5.79     743,773
1,000,000   Halifax Building Society matures 11/29/95         5.74          995,598
  850,000   Hanson Finance PLC mature 11/3/95
              and 11/13/95                                5.75 and 5.77     848,940
  500,000   Indosuez North American Inc. matures 1/29/96      5.81          492,954
  200,000   International Nederlander matures 11/21/95        5.76          199,372
1,000,000   J.C. Penney matures 11/21/95                      5.77          996,817
  250,000   J.P. Morgan & Co. matures 1/31/96                 5.77          246,455
  493,000   Kredietbank N.A. Corp. matures 1/2/96             5.84          488,118

                       See Notes to Financial Statements.


Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------
                       SMITH BARNEY MONEY MARKET PORTFOLIO

                                                            ANNUALIZED
                                                             YIELD ON
    FACE                                                     DATE OF
   AMOUNT                     SECURITY                       PURCHASE        VALUE
===================================================================================
$  900,000  Merrill Lynch & Co., Inc.
              mature 11/1/95 and 11/6/95                 5.68% and 5.75%  $ 899,604
  500,000   Morgan Stanley Group, Inc. matures 12/20/95       5.73          496,175
  800,000   National & Provincial Building Society
              matures 3/18/96                                 5.75          782,796
  800,000   Pepsico matures 11/3/95                           5.73          799,747
1,000,000   PHH Corp. matures 11/14/95                        5.77          997,931
1,000,000   Preferred Receivable Funding Corp.
              matures 11/27/95                                5.78         995,862
1,000,000   Province of British Columbia matures 4/3/96       5.75          976,044
1,000,000   Royal Bank of Canada matures 1/29/96              5.79          985,908
  500,000   Toronto-Dominion Holdings USA matures 1/8/96      5.81          494,598
  800,000   Transamerica Financial Corp. matures 12/7/95      5.76          795,424
  200,000   Woolwich Building Society matures 12/14/95        5.77          198,645
-----------------------------------------------------------------------------------
            TOTAL COMMERCIAL PAPER
            (Cost -- $31,623,198)                                        31,623,198
===================================================================================
FOREIGN CERTIFICATES OF DEPOSIT -- 13.3%
1,000,000   ABN AMRO North American Finance, Inc.
              matures 2/5/96                                  5.80          999,764
1,000,000   Bank of Montreal matures 1/12/96                  5.79        1,000,012
1,000,000   National Westminster Bank matures 11/30/95        5.76        1,000,009
1,000,000   Societe Generale matures 3/6/96                   5.75        1,000,000
1,000,000   Swiss Bank Corporation matures 1/5/96             5.77        1,000,009
-----------------------------------------------------------------------------------
            TOTAL FOREIGN CERTIFICATES OF DEPOSIT
            (Cost -- $4,999,794)                                          4,999,794
===================================================================================

                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------
                       SMITH BARNEY MONEY MARKET PORTFOLIO

   SHARES                            SECURITY                            VALUE
================================================================================
REPURCHASE AGREEMENT -- 2.2%
$  834,000   Citibank, 5.850% due 11/1/95; Proceeds
             at maturity --$834,136;
             (Fully collateralized by U.S. Treasury Notes,
             8.375% due 10/31/97; Market value -- $858,600)
             (Cost -- $834,000)                                       $ 834,000
================================================================================
            TOTAL INVESTMENTS -- 100%
            (Cost -- $37,606,714)++                                 $37,606,714
================================================================================
 *  Non-income producing security.

 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. The securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

++  Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Statements of Assets and Liabilities                            October 31, 1995
--------------------------------------------------------------------------------

                                                           MFS Total    TBC Managed    SB Money
                                                            Return        Income        Market
                                                          Portfolio      Portfolio     Portfolio
================================================================================================
ASSETS:
   Investments, at value (Cost -- $46,033,771,
     $10,510,351 and $37,606,714, respectively)         $ 48,251,323   $10,761,554   $37,606,714
   Cash                                                      901,329       350,636           510
   Receivable for securities sold                            379,016          --            --
   Receivable for Fund shares sold                           247,809       105,187          --
   Dividends and interest receivable                         330,457       135,111        24,514
------------------------------------------------------------------------------------------------
   Total Assets                                           50,109,934    11,352,488    37,631,738
------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                          547,656        26,708          --
   Management fees payable                                   161,573        20,945        50,020
   Dividends payable                                            --            --          61,504
   Accrued expenses and other liabilities                     37,694        25,911        33,415
------------------------------------------------------------------------------------------------
   Total Liabilities                                         746,923        73,564       144,939
------------------------------------------------------------------------------------------------
Total Net Assets                                         $49,363,011   $11,278,924   $37,486,799
================================================================================================
NET ASSETS:
   Par value of capital shares                           $        43   $        10   $       375
   Capital paid in excess of par value                    45,724,230    10,395,674    37,486,424
   Undistributed net investment income                     1,038,795       454,153          --
   Accumulated net realized gain on
     security transactions                                   382,391       177,884          --
   Net unrealized appreciation of investments              2,217,552       251,203          --
Total Net Assets                                         $49,363,011   $11,278,924   $37,486,799
================================================================================================
Shares Outstanding                                         4,280,101     1,010,854    37,486,799
------------------------------------------------------------------------------------------------
Net Asset Value                                               $11.53        $11.16         $1.00
------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
22

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Statements of Operations                                        October 31, 1995
--------------------------------------------------------------------------------

                                            MFS Total      TBC Managed      SB Money
                                             Return          Income          Market
                                            Portfolio       Portfolio      Portfolio
====================================================================================
INVESTMENT INCOME:
   Interest                                $   828,484    $   520,450    $   992,524
   Dividends                                   429,969           --             --
------------------------------------------------------------------------------------
   Total Investment Income                   1,258,453        520,450        992,524
------------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 3)                    187,388         47,986        100,040
   Audit and legal                              14,000         13,500         12,500
   Registration fees                            12,837          3,000         10,850
   Custody                                      12,000          2,200          4,800
   Shareholder communications                   10,000          9,000         11,460
   Shareholder and system servicing fees         6,009          9,209         10,898
   Directors' fees                               4,104          3,500          3,444
   Pricing service fees                          1,500          2,700           --
   Other                                           500          3,991          4,400
------------------------------------------------------------------------------------
   Total Expenses                              248,338         95,086        158,392
   Less: Management fee waiver                  25,815         27,041         50,020
------------------------------------------------------------------------------------
   Net Expenses                                222,523         68,045        108,372
------------------------------------------------------------------------------------
Net Investment Income                        1,035,930        452,405        884,152
------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN
CURRENCIES (NOTE 4):
   Realized Gain (Loss) From:
     Security transactions
      (excluding short-term securities)        394,685        177,909           --
     Foreign currency transactions                (338)          --             --
------------------------------------------------------------------------------------
   Net Realized Gain                           394,347        177,909           --
------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation
   (Depreciation) of Investments:
     Beginning of year                         (40,964)       (59,706)          --
     End of year                             2,217,552        251,203           --
------------------------------------------------------------------------------------
   Increase in Net Unrealized
     Appreciation                            2,258,516        310,909           --
------------------------------------------------------------------------------------
Net Gain on Investments and
   Foreign Currencies                        2,652,863        488,818           --
------------------------------------------------------------------------------------
Increase in Net Assets From Operations     $ 3,688,793    $   941,223    $   884,152
====================================================================================

                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Year Ended October 31, 1995
and the Period Ended October 31, 1994

                                                                   MFS Total
                                                               Return Portfolio
                                                          -------------------------
                                                             1995          1994(a)
===================================================================================
OPERATIONS:
  Net investment income                                  $ 1,035,930      $ 61,057
  Net realized gain (loss)                                   394,347       (12,294)
  Increase (decrease) in net unrealized appreciation       2,258,516       (40,964)
-----------------------------------------------------------------------------------
  Increase in Net Assets From Operations                   3,688,793         7,799
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                      (61,075)        --
-----------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                             (61,075)        --
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sales of shares                       37,602,066     8,597,694
  Net asset value of shares issued for
    reinvestment of dividends                                 61,075         --
  Cost of shares reacquired                                 (431,780)     (101,561)
-----------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                               37,231,361     8,496,133
-----------------------------------------------------------------------------------
Increase in Net Assets                                    40,859,079     8,503,932
NET ASSETS:
  Beginning of year                                        8,503,932         --
-----------------------------------------------------------------------------------
  End of year*                                           $49,363,011    $8,503,932
===================================================================================
* Includes undistributed net investment income of:        $1,038,795       $61,057
===================================================================================

(a) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Year Ended October 31, 1995
and the Period Ended October 31, 1994

                                                                  TBC Managed
                                                               Income Portfolio
                                                          -------------------------
                                                             1995          1994(a)
===================================================================================
OPERATIONS:
  Net investment income                                  $   452,405      $ 63,984
  Net realized gain                                          177,909         2,015
  Increase (decrease) in net unrealized appreciation         310,909       (59,706)
-----------------------------------------------------------------------------------
  Increase in Net Assets From Operations                     941,223         6,293
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                      (63,967)          --
  Net realized gains+                                         (2,040)          --
-----------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                            (66,007)          --
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sales of shares                        8,018,349     4,284,950
  Net asset value of shares issued for reinvestment
    of dividends                                              66,007           --
  Cost of shares reacquired                               (1,521,061)     (450,830)
-----------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                6,563,295     3,834,120
-----------------------------------------------------------------------------------
Increase in Net Assets                                     7,438,511     3,840,413
NET ASSETS:
  Beginning of year                                        3,840,413           --
-----------------------------------------------------------------------------------
  End of year*                                           $11,278,924    $3,840,413
-----------------------------------------------------------------------------------
* Includes undistributed net investment income of:          $454,153       $63,984
===================================================================================

(a) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
 + For the year ended October 31, 1995, the distribution amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------
For the Year Ended October 31, 1995
and the Period Ended October 31, 1994

                                                                   SB Money
                                                               Market Portfolio
                                                          -------------------------
                                                             1995          1994(a)
===================================================================================
OPERATIONS:
  Net investment income                                    $ 884,152      $ 66,922
-----------------------------------------------------------------------------------
  Increase in Net Assets From Operations                     884,152        66,922
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2)                      (884,152)      (66,922)
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sales of shares                       41,451,114    10,261,033
  Net asset value of shares issued for reinvestment
    of dividends                                             829,090        54,679
  Cost of shares reacquired                              (10,071,297)   (5,037,820)
-----------------------------------------------------------------------------------
  Increase in Net Assets From
 Fund Share Transactions                                  32,208,907     5,277,892
-----------------------------------------------------------------------------------
Increase in Net Assets                                    32,208,907     5,277,892

NET ASSETS:
  Beginning of year                                        5,277,892          --
-----------------------------------------------------------------------------------
  End of year*                                           $37,486,799    $5,277,892
===================================================================================

(a) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The MFS Total Return, TBC Managed Income and Smith Barney Money Market Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney/Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and nine other separate investment portfolios: Alliance Growth, AIM Capital Appreciation, American Capital Enterprise, Smith Barney Income and Growth, Smith Barney International Equity, Smith Barney Pacific Basin, Putnam Diversified Income, G.T. Global Strategic Income and Smith Barney High Income Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) securities transactions, money market transactions and government obligations are accounted for on trade date; (b) the Portfolios use the amortized cost method for valuing short-term investments; accordingly, the cost of securities plus accreted discount or minus amortized premium, approximates market value; also securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. Government and Government Agency obligations are valued at the mean between the bid and asked prices; (c) short-term investments that have a maturity of more than 60 days, other than those held in the Smith Barney Money Market Portfolio, are valued at prices based on market quotations for securities of similar type, yield and maturity as applicable; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) direct expenses are charged to each Portfolio; (g) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (h) in accordance with Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies, book and tax differences have been reclassified to

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

undistributed net investment income. As of October 31, 1995, the cumulative effect of such differences, totaling $3,221 and $1,731 were reclassified to undistributed net investment income for the MFS Total Return and TBC Managed Income Portfolios from paid-in capital, respectively. Net investment income, net realized gains, and net assets were not affected by this change; and (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

     2. DIVIDENDS

     The Smith Barney Money Market Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date.

     3. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager of the Fund. The MFS Total Return ("MFSTR"), TBC Managed Income ("TBCMI") and Smith Barney Money Market ("SBMM") Portfolios pay SBMFM a management fee calculated at an annual rate of 0.80%, 0.65%, and 0.60% of the average daily net assets of each Portfolio, respectively. All fees are calculated daily and paid monthly. SBMFM waived a portion of its management fees for each of the Portfolios.

     SBMFM has entered into subadvisory agreements with Massachusetts Financial Services Company ("MFS") and The Boston Company Asset Management, Inc. ("TBC"). Pursuant to each subadvisory agreement, MFS and TBC are responsible for the day-to-day portfolio operations and investment decisions for MFSTR and TBCMI, respectively. As a result, SBMFM will pay MFS and TBC a monthly fee calculated at the annual rate of 0.375% and 0.30% of the average daily net assets of MFSTR and TBCMI, respectively.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the year ended October 31, 1995, SBreceived brokerage commissions of $42.

     All officers and two Directors of the Fund are employees of SB.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     4. INVESTMENTS

     During the year ended October 31, 1995, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were:

                                                         MFS            TBC
                                                        Total         Managed
                                                       Return         Income
================================================================================
Purchases                                           $49,495,798    $18,741,037
--------------------------------------------------------------------------------
Sales                                                19,398,832     11,919,884
================================================================================

     At October 31, 1995, net unrealized appreciation of investments for Federal income tax purposes consisted of the following:

                                                          MFS            TBC
                                                         Total         Managed
                                                        Return         Income
================================================================================
Gross unrealized appreciation                        $2,638,666      $258,621
Gross unrealized depreciation                          (421,114)       (7,418)
--------------------------------------------------------------------------------
Net unrealized appreciation                          $2,217,552      $251,203
================================================================================

     5. REPURCHASE AGREEMENTS

     The Portfolios purchase (and its custodian takes possession of) U.S. Government Securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     6. CAPITAL SHARES

     At October 31, 1995, the Fund had six billion shares of $0.00001 par value capital stock authorized. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

    Transactions in shares of each Portfolio were as follows:

                                           Year Ended           Period Ended
                                        October 31, 1995     October 31, 1994(a)
================================================================================
MFS Total Return

Shares sold                                3,460,809              862,510
Shares issued on reinvestment                  6,277                 --
Shares redeemed                              (39,326)             (10,169)
--------------------------------------------------------------------------------
Net Increase                               3,427,760              852,341
================================================================================
TBC Managed Income

Shares sold                                  766,837              427,408
Shares issued on reinvestment                  6,674                 --
Shares redeemed                             (145,178)             (44,887)
--------------------------------------------------------------------------------
Net Increase                                 628,333              382,521
================================================================================
SB Money Market

Shares sold                               41,451,114           10,261,033
Shares issued on reinvestment                829,090               54,679
Shares redeemed                          (10,071,297)          (5,037,820)
--------------------------------------------------------------------------------
Net Increase                              32,208,907            5,277,892
================================================================================

(a) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year:

MFS Total Return Portfolio                             1995           1994(1)
================================================================================
Net Asset Value, Beginning of Year                   $ 9.98           $10.00
--------------------------------------------------------------------------------
Income (Loss) from Operations:
  Net investment income(2)                             0.45             0.13
  Net realized and unrealized gain (loss)              1.15            (0.15)
--------------------------------------------------------------------------------
Total Income (Loss) from Operations                    1.60            (0.02)
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                               (0.05)            --
--------------------------------------------------------------------------------
Total Distributions                                   (0.05)            --
--------------------------------------------------------------------------------
Net Asset Value, End of Year                         $11.53           $ 9.98
--------------------------------------------------------------------------------
Total Return                                          16.12%           (0.20)%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                      $49,363          $8,504
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                          0.95%            0.93%+
  Net investment income                                4.40             3.51+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                               103.72%          17.67%
================================================================================
Average commissions paid on
  equity security transactions(3)                     $0.04             --
================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

(2) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $13,857 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                   Expense Ratios
                        Per Share Decreases      Without Fee Waivers
                     in Net Investment Income     and Reimbursement
                     ------------------------     -----------------
   1995                        $0.01                   1.06%
   1994                         0.06                   2.51+

(3) Due to new SEC disclosure guidelines, average commissions per share are calculated only for the current year and not for the prior period.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year:

TBC Managed Income Portfolio                            1995           1994(1)
================================================================================
Net Asset Value, Beginning of Year                     $10.04          $10.00
--------------------------------------------------------------------------------
Income (Loss) from Operations:
  Net investment income(2)                               0.61            0.21
  Net realized and unrealized gain (loss)                0.64           (0.17)
--------------------------------------------------------------------------------
Total Income from Operations                             1.25            0.04
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                 (0.13)             --
--------------------------------------------------------------------------------
Total Distributions                                     (0.13)             --
--------------------------------------------------------------------------------
Net Asset Value, End of Year                           $11.16          $10.04
--------------------------------------------------------------------------------
Total Return                                            12.68%           0.40%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                       $11,279          $3,840
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                            0.92%           0.87%+
  Net investment income                                  6.13            5.67+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                169.51%          41.54%
================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

(2) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $15,557 for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                   Expense Ratios
                        Per Share Decreases      Without Fee Waivers
                     in Net Investment Income     and Reimbursement
                     ------------------------     -----------------
   1995                        $0.04                   1.29%
   1994                         0.07                   2.91+

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year:

Smith Barney Money Market Portfolio                     1995           1994(1)
================================================================================
Net Asset Value, Beginning of Year                     $1.00           $1.00
--------------------------------------------------------------------------------
  Net investment income(2)                             0.052           0.014
  Dividends from net investment income                (0.052)         (0.014)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                           $1.00           $1.00
--------------------------------------------------------------------------------
Total Return                                            5.35%           1.46%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                       $37,487          $5,278
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                           0.65%           0.66%+
  Net investment income                                 5.26            3.83+
================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

(2) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $15,423 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                   Expense Ratios
                        Per Share Decreases      Without Fee Waivers
                     in Net Investment Income    and Reimbursement
                     ------------------------    -----------------
   1995                        $0.003                  0.94%
   1994                         0.005                  2.11+

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.

Smith Barney Travelers Series Fund, Inc.
--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney/Travelers Series Fund Inc.:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the MFS Total Return, TBC Managed Income and Smith Barney Money Market Portfolios of Smith Barney/Travelers Series Fund Inc. as of October 31, 1995, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from June 16, 1994 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Total Return, TBC Managed Income and Smith Barney Money Market Portfolios of Smith Barney/Travelers Series Fund Inc. as of October 31, 1995, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the year then ended and for the period from June 16, 1994 to October 31, 1994, in conformity with generally accepted accounting principles.

                                             KPMG PEAT MARWICK LLP


New York, New York
December 12, 1995

                                                         SMITH BARNEY
Smith Barney/Travelers                                 --------------
Series Fund Inc.                              A Member of Travelers Group {LOGO]

Directors
Victor K. Atkins
Robert A. Belfer
Jessica M. Bibliowicz
Alger B. Chapman
Robert A. Frankel
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman
James M. Shuart

Officers
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President and Treasurer

John C. Bianchi
Vice President

James B. Conheady
Vice President

Martin Hanley
Vice President

Jeffrey J. Russell
Vice President

Bruce D. Sargent
Vice President

Phyllis Zahorodny
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Manager
Smith Barney Mutual Funds
Management Inc.


Distributor
Smith Barney Inc.

Custodian
PNC Bank

Annuity Administration
Travelers Annuity Investor Services
5 State House Square
1 Tower Square
Hartford, CT 06183


This report is submitted for the general information of the shareholders of Smith Barney/Travelers Series Fund Inc. -- MFS Total Return, TBC Managed Income and Smith Barney Money Market Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.









Smith Barney/Travelers
Series Fund Inc.
388 Greenwich Street
New York, New York 10013

   IN0253 12/95

--------------------------------------------------------------------------------
                                 ANNUAL REPORT
--------------------------------------------------------------------------------

        1995
        1995
        1995
        1995
        1995
                        Smith Barney/Travelers
                        Series Fund Inc.


                        Smith Barney International Equity Portfolio

                        Smith Barney Pacific Basin Portfolio

                        G.T. Global Strategic Income Portfolio

                        --------------------------------------------------------

                        October 31, 1995

[LOGO APPEARS HERE]     Smith Barney Mutual Funds
                        Investing for your future.
                        Every day.

--------------------------------------------------------------------------------
Smith Barney International Equity, Smith Barney Pacific
Basin and G.T. Global Strategic Income Portfolios
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with this annual report for the Smith Barney Travelers Series Fund Inc. This report covers the Smith Barney International Equity, Smith Barney Pacific Basin and G.T. Global Strategic Income Portfolios for the twelve-month period ended October 31, 1995. For your convenience, we have summarized this period's prevailing economic and market conditions below and outlined the portfolio strategies during this time. A more detailed summary of performance and current holdings can be found in the appropriate sections that follow in the annual report.

Portfolio Highlights
International Equity Portfolio

The international equity markets have been roiled over the past twelve months by economic and political uncertainties. While many countries have enjoyed a cyclical economic recovery during 1995, the rate of growth has abated during the year and new concerns of global economic slowdown have increased. In addition, the Mexican peso devaluation in late 1994 and specific corporate disappointments have led to a sharp correction in many emerging markets. Against this backdrop, the net asset value (NAV) of the International Equity Portfolio declined 0.7% for the twelve months ended October 31, 1995.

The International Equity Portfolio's largest allocation is Europe at 51% of assets. Europe was a safe haven for the Portfolio during 1995, given the flight from emerging markets after the Mexican peso devaluation. In our view, there are many reasons to continue to commit a substantial portion of the Portfolio to Europe. Companies are restructuring, undergoing a process of self-evaluation, and improving their profits, which is similar to what U.S. companies have undergone for nearly a decade. European economic growth, while slowing, should be in the 2% to 3% range for 1996, an environment providing reasonable revenue growth opportunities for many industries, yet capping concerns of a possible re-acceleration of inflation. Our major holdings are concentrated in Ireland, Sweden, the United Kingdom, Austria, the Netherlands and Italy.

We have 35% of the Portfolio invested in the Pacific Rim markets in 1995. In the short term, these markets have been subject to concerns regarding the dynamics of the Japanese economic recovery, perceived deterioration in macroeconomic fundamentals, and, in some instances, rising short-term interest rates and other government measures to subdue inflationary pressures. In our view, the potential underlying growth rates of the Pacific Rim economies justify omitting a portion of the Portfolio's assets to the region. The Pacific Rim markets are now valued at levels not seen in many years and in our view, are attractively valued compared to many other equity markets.

A relatively modest 8% of the Portfolio is invested in the Americas, including Canada. The Mexican crisis had a ripple effect on several Latin economies and markets. We felt these events provided a buying opportunity in certain markets and, as a result, increased our presence during the year in Chile (which is our largest Latin America holding). In our opinion, confidence in policy decisions and financial stability, as well as a resumption of institutional reform, are critical for higher equity prices in the Latin America markets. Given the attractive opportunities we have found in other international markets, our commitment to Latin America is somewhat reduced from years past.

During 1995, we have established new positions in two exciting emerging markets:
South Africa and Israel. The South African economy is recovering from years of international sanctions. We believe South African companies have an enormous opportunity to participate in the revitalization of the economy and the empowerment of a majority of the country's population who remain economically disenfranchised. The Israeli market is home to many attractive technology companies as well as other companies who will participate in the turnaround of Israel's economy.

In closing, while we are aware of the risks inherent in investing in the emerging markets as evidenced by the events of the last twelve months, we remain committed to our belief the best opportunities lie in the dynamic growth stocks of the emerging markets.

Smith Barney Pacific Basin Portfolio

During the last twelve months, several factors combined to produce a negative effect on most Pacific region economies. For the twelve months ended October 31, 1995, the Pacific Basin Portfolio had a total return of -11.58%.

Reversing a multi-year downward trend, the U.S. dollar rose sharply against many foreign currencies in 1995, including the yen rallying by approximately 9%-10%. This had a dramatic affect on the Pacific region, especially in Hong Kong, where interest rates climbed in order for their currency to maintain parity with the U.S. dollar. In addition, the Chinese government, concerned about Taiwanese independence, staged large naval exercises in August and September, demonstrating its ability to launch an amphibious attack. The resulting negative psychological effect, combined with higher interest rates, contributed to a 20% decline in the Hong Kong stock market for the period.

Last August, Malaysian officials began making changes to their nation's monetary policy, and that upset the Malaysian stock market. Moreover, a large number of shareholders of one of the largest capitalized companies in Malaysia discovered that they possessed counterfeit certificates when they tried to sell their shares. The government has halted trading in the company's securities while the matter is investigated and there are fears that the problem may affect other Malaysian companies as well. At the same time, the former president of South Korea has been indicted and accused of accepting more than $650 million in bribes from executives at several companies, including the Daewoo Corporation, the largest capitalized company in the country. The scandal has adversely affected South Korea's stock market.

Japan experienced a major shift in currency valuation during the period, with the yen growing weaker versus the U.S. dollar by approximately 15%. The Japanese stock market has been relatively flat, giving up any potential gains as a result of continuing scandals in the banking industry. With one major bank reporting losses of more than $1 billion dollars by a single rogue trader, and a series of bad loans on the part of other financial institutions, the viability of several Japanese banking concerns has been called into question. Although the stock market held its own, the weaker yen has had a negative impact on the Japanese economy.

Looking forward, we continue to have a positive viewpoint on the impressive growth potential of Southeast Asia. We believe that the U.S. dollar will continue to stay strong versus foreign currencies into 1996, and that should fuel the demand for imports both in the U.S. and Europe. This in turn should enable many Pacific Basin companies to increase their production and provide a stimulus to the local economies. We are finally starting to see a corporate earnings recovery in Japan with the latest reports indicating a 47% increase in average profits over the previous year. These are the best results in over six years and may signal the start of a long-awaited Japanese economic recovery. In addition, there is a high probability of major tax reforms in Japan next spring that could result in the largest corporate and individual tax cuts in Japanese history. We are also beginning to see the effects of political reforms in the region. Japan, Malaysia and Thailand all have upcoming elections with the primary issues being reform and attention to fiscal stimulus. The Pacific region as a whole is not only still growing, but is also participating in the continued recovery of Western economies. These converging and positive factors may provide our shareholders with strong investment returns over the long term.

G.T. Global Strategic Income Portfolio

The G.T. Global Strategic Income Portfolio invests in a universe of global debt spanning a wide range of credit qualities. The Portfolio's investment management team invests in the direct debt issued by U.S. and foreign governments, yet they may also invest in agency and corporate issues. In addition, up to 50% of the Portfolio may be invested in the debt of emerging market countries (i.e., those countries whose sovereign credit rating is not investment grade).

For the twelve months ended October 31, 1995, the G.T. Global Strategic Income Portfolio posted a gain of 9.37%. In comparison, the benchmark J.P. Morgan Global Bond Index returned 15.36% over the same time period.

In general, fiscal 1995 was characterized by consistently strong returns in core bond markets and by ultimately positive (yet volatile) returns in the emerging markets. In the core markets, the United States has led a global rally for most of the year. In yield terms, U.S. bonds peaked on November 7, 1994 when the benchmark 30-year Treasury bond touched 8.16%. However, since that time, the trend in U.S. yields has been steadily down, and the strength and consistency of the bond market rally has carried the global markets with it. Moreover, in the months of January, February, and March, the U.S. dollar fell sharply versus the German deutschmark and Japanese yen, creating currency gains for some global investors. Although the U.S. dollar has since recovered fully against the yen, the U.S. dollar remains close to its lowest levels against the deutschmark and against several European currencies.

For much of fiscal 1995 and within the core side of the Portfolio, we emphasized a strategy of overweighting European bonds over the U.S. Within the European bloc, we overweighted "peripheral" countries such as Sweden, Spain and Italy over Germany, France and the Netherlands. We based our strategy on the view that the European markets, as compared to the U.S., faced a slower growth environment (i.e., a strong prospect of falling inflation and lower interest rates) and these expectations were not built into market prices. While generally our economic forecasts have proven to be correct, our strategy for the Portfolio has in fact produced mixed results. Sweden has performed very well while Spain has performed acceptably. However, the Italian market has underperformed due to volatility in the currency markets, and that forced the Bank of Italy to keep interest rates artificially high for much of the year. In the core market sleeves of the Portfolio, our currency strategy took advantage of the decline in the U.S. dollar during the first part of the year. That strategy also received some benefit from a relative underweighting in the yen as the U.S. dollar recovered in mid-year.

Emerging markets have consistently made up 30% - 50% of the G.T. Global Strategic Income Portfolio. The emerging markets experienced high volatility early this year, but over the latter two thirds of the year, they also contributed to the Portfolio's returns. In late December, the G.T. Global Strategic Income Portfolio was hurt by the unexpected devaluation of the Mexican peso. As many of you no doubt know, the devaluation of the Mexican peso not only reduced the value of our peso-denominated securities, but it also caused a sharp sell-off in a broad spectrum of emerging markets debt. At the same time of the peso devaluation, we moved quickly to close out our peso exposure and to raise cash levels in the emerging markets portion of the Portfolio. However, our cash levels never climbed too high, and the consequences of the peso devaluation at the beginning of the year adversely affected the Portfolio's value. In our view, the Mexican peso's performance explains much of the Portfolio's underperformance versus key benchmarks during fiscal year 1995.

Our strong belief in the development potential of the emerging markets helped position the Portfolio for recovery during the months that followed Mexico's devaluation of the peso. The Portfolio currently maintains an allocation of 41% in emerging market bonds (close to the maximum allowed by the prospectus). We do not expect that proportion to change dramatically in the days ahead.

Looking forward at our core markets, we are cautiously optimistic that the strong performance of global bonds in 1995 will carry through into 1996. Both in the U.S. and in many countries around the world, economic growth has tapered off steadily since 1994. Because inflation rates have generally fallen, most central banks have room to lower interest rates. Very few of the leading indicators that we follow indicate that these trends are about to reverse.

In retrospect, it appears that the bond market sell-off of 1994 may be a short-term correction rather than a reversal in the long-term trend towards lower bond yields. Although 1994 demonstrated the risks of the fixed income markets clearly and reinforced the need to carefully manage risk within the Portfolio, our outlook remains bright. In our view, inflation trends that have been positive for the fixed income markets show no signs of reversing. In addition, other trends such as greater international trade, increasing global competition and the growth of emerging markets in Eastern Europe and Latin America are also positive developments for the global bond markets. Of course, if monetary policies throughout the world become too loose or if fiscal policies become too tight, the global fixed income markets may be adversely affected. However, we anticipate a continuation of the trend toward lower yields and higher bond prices, and that may be a positive development for the shareholders of G.T. Global Strategic Income Portfolio.

Thank you for your investment in the International Equity, Pacific Basin and G.T. Global Strategic Income Portfolios. We appreciate your ongoing confidence in our investment management approach.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman and Chief Executive Officer

December 1, 1995

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Historical Performance -- Smith Barney International Equity Portfolio
--------------------------------------------------------------------------------

                                      Net Asset Value
                                   ----------------------
                                   Beginning        End          Income          Total
Year Ended                         of Year        of Year       Dividends       Returns+
========================================================================================
10/31/95                           $10.55         $10.48         $0.00          (0.66)%
----------------------------------------------------------------------------------------
6/16/94*-10/31/94                   10.00          10.55          0.00           5.50++
========================================================================================
Total                                                            $0.00
========================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Smith Barney Pacific Basin Portfolio
--------------------------------------------------------------------------------

                                      Net Asset Value
                                   ----------------------
                                   Beginning        End          Income          Total
Year Ended                         of Year        of Year       Dividends       Returns+
========================================================================================
10/31/95                            $10.10        $ 8.95          $0.00         (11.58)%
----------------------------------------------------------------------------------------
6/16/94*-10/31/94                    10.00         10.10           0.00           1.00++
========================================================================================
Total                                                             $0.00
========================================================================================

--------------------------------------------------------------------------------
Historical Performance -- G.T. Global Strategic Income Portfolio
--------------------------------------------------------------------------------

                                      Net Asset Value
                                   ----------------------
                                   Beginning        End          Income          Total
Year Ended                         of Year        of Year       Dividends       Returns+
========================================================================================
10/31/95                            $ 9.95         $10.77        $0.10            9.37%
----------------------------------------------------------------------------------------
6/16/94*-10/31/94                    10.00           9.95         0.00           (0.50)++
========================================================================================
Total                                                            $0.10
========================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Average Annual Total Return+
--------------------------------------------------------------------------------

                                              SB                SB           G.T. Global
                                         International        Pacific         Strategic
                                            Equity             Basin           Income
                                           Portfolio         Portfolio        Portfolio
========================================================================================
Year Ended 10/31/95                         (0.66)%          (11.58)%           9.37%
----------------------------------------------------------------------------------------
6/16/94* through 10/31/95                    3.47              7.90             6.34
========================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return+
--------------------------------------------------------------------------------

                                              SB                SB           G.T. Global
                                         International        Pacific         Strategic
                                            Equity             Basin           Income
                                           Portfolio         Portfolio        Portfolio
========================================================================================
6/16/94* through 10/31/95                    4.80%           (10.70)%           8.82%
========================================================================================

 + Assumes the reinvestment of all dividends and capital gains distributions.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 * Commencement of operations.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                 Growth of $10,000 Invested in Shares of the
               Smith Barney International Equity Portfolio vs.
                         MSCI EAFE-GDP Weighted Index+
                                  (unaudited)
--------------------------------------------------------------------------------
                           June 1994 -- October 1995


                           [LINE GRAPH APPEARS HERE]


+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney
  International Equity Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1995. The Morgan Stanley Capital International EAFE-GDP Weighted Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country's gross domestic product. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                 Growth of $10,000 Invested in Shares of the
                   Smith Barney Pacific Basin Portfolio vs.
                             MSCI Pacific Index+
                                  (unaudited)
--------------------------------------------------------------------------------
                           June 1994 -- October 1995



                           [LINE GRAPH APPEARS HERE]


+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney
  Pacific Basin Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1995. The Morgan Stanley Capital International Pacific Index is comprised of a sampling of large, medium and small capitalization companies who are listed on the various Pacific exchanges, such as Australia, Hong Kong, Japan, Malaysia, New Zealand and the Singapore stock exchange. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                  Growth of $10,000 Invested in Shares of the
                  G.T. Global Strategic Income Portfolio vs.
                        J.P. Morgan Global Bond Index+
                                  (unaudited)
--------------------------------------------------------------------------------
                           June 1994 -- October 1995


                           [LINE GRAPH APPEARS HERE]


+ Hypothetical illustration of $10,000 invested in shares of the G.T. Global
  Strategic Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1995. The J.P. Morgan Global Bond Index is a daily, market capitalization weighted international fixed income index consisting of 13 countries. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments                                        October 31, 1995
--------------------------------------------------------------------------------

                  SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

      SHARES                          SECURITY                                                      VALUE
============================================================================================================
STOCKS -- 100%

Argentina -- 0.6%
           17,500          Quilmes Industrial S.A.                                               $   308,000
------------------------------------------------------------------------------------------------------------
Australia -- 2.1%
           62,150          Burns Philip & Co. Ltd.                                                   138,996
          123,973          Coca Cola Amatil Ltd.                                                     958,150
------------------------------------------------------------------------------------------------------------
                                                                                                   1,097,146
------------------------------------------------------------------------------------------------------------
Austria -- 7.4%
           10,000          Austria Mikro Systeme International AG                                  1,851,628
           10,000          Baumax AG Preferred                                                       406,652
            5,000          VA Technologie AG                                                         579,201
            4,000          VAE Eisenbahn AG                                                          357,611
            3,000          Weinerberger Baustoffinds AG                                              602,410
------------------------------------------------------------------------------------------------------------
                                                                                                   3,797,502
------------------------------------------------------------------------------------------------------------
Belgium -- 1.7%
            7,500          Barco N.V.                                                                845,096
------------------------------------------------------------------------------------------------------------
Canada -- 2.0%
           15,000          Loewen Group Inc.                                                         599,442
           10,000          Loewen Group Inc. ADR                                                     400,470
------------------------------------------------------------------------------------------------------------
                                                                                                     999,912
------------------------------------------------------------------------------------------------------------
Chile -- 2.6%
           25,000          Embotelladora Andina S.A. ADR                                             831,250
           20,000          Madeco S.A. ADR                                                           497,500
------------------------------------------------------------------------------------------------------------
                                                                                                   1,328,750
------------------------------------------------------------------------------------------------------------
Denmark -- 0.2%
            5,000          Scandinavian Mobility International AS                                    118,906
------------------------------------------------------------------------------------------------------------
Finland -- 1.1%
           10,000          Nokia OY AB Class A Shares                                                572,155
------------------------------------------------------------------------------------------------------------
France -- 4.4%
            3,348          Castorama Dubois Investment                                               542,616
            5,000          Ecco S.A.                                                                 774,592
            2,750          Sidel S.A.                                                                954,341
------------------------------------------------------------------------------------------------------------
                                                                                                   2,271,549
------------------------------------------------------------------------------------------------------------
Germany -- 6.9%
           12,000          Fielmann AG Preferred                                                     656,110

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------

                  SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

      SHARES                          SECURITY                                                      VALUE
============================================================================================================
Germany -- 6.9% (continued)
              600          Hornbach AG Non-Voting Preferred                                      $   602,855
            3,000          Mannesmann AG                                                             984,165
           20,000          SGL Carbon AG                                                           1,310,800
------------------------------------------------------------------------------------------------------------
                                                                                                   3,553,930
------------------------------------------------------------------------------------------------------------
Hong Kong -- 3.6%
          100,000          Cheung Kong Holdings Ltd.                                                 563,905
          100,000          Guoco Group Ltd.                                                          463,023
          150,000          Hutchison Whampoa Ltd.                                                    826,457
------------------------------------------------------------------------------------------------------------
                                                                                                   1,853,385
------------------------------------------------------------------------------------------------------------
Indonesia -- 1.0%
           15,000          PT Indonesia Satellite Corp. ADR                                          496,875
------------------------------------------------------------------------------------------------------------
Ireland -- 5.3%
          100,000          Bank of Ireland                                                           664,952
          100,000          CRH PLC                                                                   660,098
          150,000          Independent Newspapers PLC                                                897,927
           30,115          Irish Continental Group PLC                                               231,433
          100,000          Jefferson Smurfit Corp.                                                   268,569
------------------------------------------------------------------------------------------------------------
                                                                                                   2,722,979
------------------------------------------------------------------------------------------------------------
Israel -- 2.8%
           30,000          Gilast Satellite Networks Ltd.                                            667,500
           20,000          Teva Pharmaceutical Industries Ltd. ADR                                   785,000
------------------------------------------------------------------------------------------------------------
                                                                                                   1,452,500
------------------------------------------------------------------------------------------------------------
Italy -- 8.0%
           50,000          Alleanza Assicurazioni di Risp                                            346,580
           25,000          Gucci Group N.V. - NY ADR                                                 750,000
           20,000          Industrie Natuzzi S.p.A. ADR                                              800,000
          100,000          IMA                                                                       697,550
          225,000          Parmalat Finanziera S.p.A.                                                177,838
          200,000          Telecom Italia S.p.A.                                                   1,006,806
          600,000          Telecom Italia Mobile S.p.A.                                              303,610
------------------------------------------------------------------------------------------------------------
                                                                                                   4,082,384
------------------------------------------------------------------------------------------------------------
Japan -- 6.3%
            9,500          Bunkyodo Co. Ltd.                                                         214,632
           40,000          Canon Inc.                                                                684,630
           10,000          Mabuchi Motor Co. Ltd.                                                    605,409
           20,000          Matsushita Electric Industrial Company Ltd.                               283,632

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------

                  SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

      SHARES                          SECURITY                                                      VALUE
============================================================================================================
Japan -- 6.3% (continued)
           10,000          Mitsubishi Bank Ltd.                                                   $  195,609
           52,000          Mitsubishi Heavy Industries Ltd.                                          401,271
           12,000          Nippon Denso Co. Ltd.                                                     219,473
            6,000          Rohm Co.                                                                  364,419
           13,770          Sato Corp.                                                                282,820
------------------------------------------------------------------------------------------------------------
                                                                                                   3,251,895
------------------------------------------------------------------------------------------------------------
Malaysia -- 3.1%
          100,000          Arab Malaysia Corp.                                                       336,217
           66,666          Leader Universal Holdings Berhad                                          179,576
          200,000          Renong Berhad                                                             305,151
          150,000          Sungei Way Holdings Berhad                                                504,326
           40,000          Telekom Malaysia Berhad                                                   286,276
------------------------------------------------------------------------------------------------------------
                                                                                                   1,611,546
------------------------------------------------------------------------------------------------------------
Mexico -- 2.1%
           20,000          Fomento Economico Mexicano S.A. Femsa Series B                             41,345
           49,980          Gruma S.A. de C.V. B                                                      142,730
           50,000          Grupo Carso S.A. de C.V. Series A1                                        261,204
           10,000          Grupo Industrial Bimbo S.A. de C.V. A                                      38,305
           20,000          Kimberly Clark A NPV                                                      260,224
           50,000          Tablex S.A. de C.V. Series 2                                               76,331
           10,000          Telefonos de Mexico ADR Series L                                          275,000
------------------------------------------------------------------------------------------------------------
                                                                                                   1,095,139
------------------------------------------------------------------------------------------------------------
Netherlands -- 6.0%
           15,000          Getronics N.V.                                                            714,828
            5,000          Heineken N.V.                                                             886,020
           20,000          IHC Caland N.V.                                                           568,318
           20,000          Randstad Holding N.V.                                                     901,209
------------------------------------------------------------------------------------------------------------
                                                                                                   3,070,375
------------------------------------------------------------------------------------------------------------
New Zealand -- 1.3%
           10,000          Telecom Corp. New Zealand Ltd. ADR                                        663,750
------------------------------------------------------------------------------------------------------------
Norway -- 0.7%
           20,000          Petroleum Geo Services AS                                                 378,873
------------------------------------------------------------------------------------------------------------
Panama -- 0.5%
           10,000          Panamerican Beverages Inc. ADR                                            273,750
------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------

                  SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

      SHARES                          SECURITY                                                      VALUE
============================================================================================================
Philippines -- 3.2%
        1,500,000          Bankard Inc.                                                           $  619,954
           25,007          Metropolitan Bank & Trust Co.                                             461,490
        2,000,000          SM Prime Holdings Inc.                                                    538,255
------------------------------------------------------------------------------------------------------------
                                                                                                   1,619,699
------------------------------------------------------------------------------------------------------------
Singapore -- 4.0%
          100,000          Cerebos Pacific Ltd.                                                      622,084
           40,000          Fraser & Neave Ltd.                                                       472,218
          500,000          QAF Ltd.                                                                  604,411
          100,000          Sembawang Maritime Ltd.                                                   337,905
------------------------------------------------------------------------------------------------------------
                                                                                                   2,036,618
------------------------------------------------------------------------------------------------------------
South Africa -- 3.8%
           75,000          Barlow Ltd.                                                               966,601
           30,177          South African Breweries Ltd. ADR                                          984,524
------------------------------------------------------------------------------------------------------------
                                                                                                   1,951,125
------------------------------------------------------------------------------------------------------------
Spain -- 1.0%
            5,000          Acerinox S.A. ORD                                                         525,971
------------------------------------------------------------------------------------------------------------
Sweden -- 6.6%
           15,000          Autoliv AB Free                                                           860,226
           20,000          Getinge Industrier AB B Free                                              851,948
           10,000          Hennes Mauritz Series B Free                                              653,260
           33,000          Telefon AB Ericsson Series B                                              700,373
           14,000          Volvo AB Series B Free                                                    315,041
------------------------------------------------------------------------------------------------------------
                                                                                                   3,380,848
------------------------------------------------------------------------------------------------------------
Switzerland -- 3.1%
            2,000          Edipresse S.A.                                                            557,853
            6,000          Nestle S.A. ADR                                                           301,500
              100          Roche Holding AG Basel Genuss Schein                                      725,913
------------------------------------------------------------------------------------------------------------
                                                                                                   1,585,266
------------------------------------------------------------------------------------------------------------
Taiwan -- 0.5%
           20,000          Advanced Semiconductor Engineering Inc. GDR                               255,000
------------------------------------------------------------------------------------------------------------
Thailand -- 2.5%
           45,600          Finance One Public Co. Foreign                                            280,922
           90,000          Krung Thai Bank Public Company Ltd.                                       355,922
           50,000          United Communication Industry Public Co. Ltd. Foreign                     627,981
------------------------------------------------------------------------------------------------------------
                                                                                                   1,264,825
------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------

                  SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

      SHARES                          SECURITY                                                      VALUE
============================================================================================================
United Kingdom -- 5.6%
           30,000          Carlton Communications PLC                                            $   456,331
          150,000          Rentokil Group PLC                                                        745,562
           15,000          Reuters Holdings PLC ADR B                                                832,500
           20,000          Vodafone Group PLC ADR                                                    817,502
------------------------------------------------------------------------------------------------------------
                                                                                                   2,851,895
------------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $48,386,812)++                                               $51,317,644
============================================================================================================

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------

                     SMITH BARNEY PACIFIC BASIN PORTFOLIO

      SHARES                          SECURITY                                                      VALUE
============================================================================================================
STOCKS -- 100%

Australia -- 4.2%
           20,716          Burns Philip & Co. Ltd.                                                  $ 46,330
           25,639          Coca Cola Amatil Ltd.                                                     198,156
------------------------------------------------------------------------------------------------------------
                                                                                                     244,486
------------------------------------------------------------------------------------------------------------
Hong Kong -- 14.1%
           40,000          Guoco Group Ltd.                                                          185,209
           75,000          Hong Kong & China Gas Co.                                                 121,738
           40,000          Hong Kong Electric Holdings Ltd.                                          136,061
           40,000          Hutchison Whampoa Ltd.                                                    220,389
           41,142          New World Development Company Ltd.                                        160,166
               68          New World Infrastructure Ltd.                                                 107
------------------------------------------------------------------------------------------------------------
                                                                                                     823,670
------------------------------------------------------------------------------------------------------------
Indonesia -- 2.0%
            3,500          PT Indonesia Satellite Corp. ADR                                          115,938
------------------------------------------------------------------------------------------------------------
Japan -- 15.4%
           12,000          Canon Inc.                                                                205,389
           20,000          Hitachi Ltd.                                                              205,389
            3,000          Ishikawajima Construction Materials Co. Ltd.                               31,982
           10,000          Itochu Corp. Ltd.                                                          59,269
           10,000          Kajima Corp.                                                               92,327
            4,000          Matsushita Electric Industrial Company Ltd.                                56,726
            3,000          Mitsubishi Bank Ltd.                                                       58,683
            9,000          Mitsubishi Heavy Industries Ltd.                                           69,451
            2,000          Rohm Co.                                                                  121,473
------------------------------------------------------------------------------------------------------------
                                                                                                     900,689
------------------------------------------------------------------------------------------------------------
Malaysia -- 20.7%
           25,000          Arab Malaysia Corp.                                                        84,054
           40,000          Bandar Raya Developments Berhad                                            59,772
           30,000          Gamuda Berhad                                                             125,049
           12,000          Hong Leong Credit Berhad                                                   50,963
           35,000          Leader Universal Holdings Berhad                                           94,278
           12,000          Prime Utilities Berhad                                                    110,893
          100,000          Renong Berhad                                                             152,576
           29,000          Road Builders M Holdings Berhad                                            89,520
           50,000          Sungei Way Holdings Berhad                                                168,109
           50,000          Sunway Building Technology Berhad                                         133,700

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------

                     SMITH BARNEY PACIFIC BASIN PORTFOLIO

      SHARES                          SECURITY                                                      VALUE
============================================================================================================
Malaysia -- 20.7% (continued)
           20,000          Telekom Malaysia Berhad                                                $  143,138
------------------------------------------------------------------------------------------------------------
                                                                                                   1,212,052
------------------------------------------------------------------------------------------------------------
New Zealand -- 2.8%
            2,500          Telecom Corp New Zealand ADR                                              166,563
------------------------------------------------------------------------------------------------------------
Philippines -- 9.9%
           70,000          Ayala Corp., Class B                                                       71,319
          414,000          Bankard Inc.                                                              171,107
            6,253          Metropolitan Bank & Trust Co.                                             115,396
            1,500          Philippine Long Distance Telephone Co. ADR                                 84,188
          500,000          SM Prime Holdings Inc.                                                    134,564
------------------------------------------------------------------------------------------------------------
                                                                                                     576,574
------------------------------------------------------------------------------------------------------------
Singapore -- 19.7%
           25,000          Cerebos Pacific Ltd.                                                      155,521
           50,000          DBS Land Ltd.                                                             147,745
           10,000          Fraser & Neave Ltd.                                                       118,055
           20,837          Jardine Matheson Holding Registered                                       127,106
          100,000          QAF Ltd.                                                                  120,882
           40,000          Sembawang Maritime Ltd.                                                   135,162
          225,000          Steamers Maritime Holding Ltd.                                            167,008
           35,000          Van Der Horst Ltd.                                                        179,379
------------------------------------------------------------------------------------------------------------
                                                                                                   1,150,858
------------------------------------------------------------------------------------------------------------
Taiwan -- 1.4%
            6,600          Advanced Semiconductor Engineering Inc. GDR                                84,150
------------------------------------------------------------------------------------------------------------
Thailand -- 9.8%
           20,000          Dhana Siam Finance & Securities Public Co. Ltd.
                              Foreign Registered                                                      96,184
           30,000          Krung Thai Bank Public Co.                                                118,641
            6,000          Land and House Public Company Ltd. Foreign                                 96,820
           32,000          Quality House Public Co. Ltd.                                             138,633
           10,000          United Communication Industry Public Co. Ltd. Foreign                     125,596
------------------------------------------------------------------------------------------------------------
                                                                                                     575,874
------------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $6,045,484)++                                                 $5,850,854
============================================================================================================

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------

                    G.T. GLOBAL STRATEGIC INCOME PORTFOLIO

       FACE
     AMOUNT(a)                        SECURITY                                                      VALUE
============================================================================================================
BONDS -- 100%
Argentina -- 5.6%
          500,000          Argentina Par Series L, 5.000% due 3/31/23*                              $238,750
          300,000          Republic of Argentina, 6.813% due 3/31/05*                                177,750
------------------------------------------------------------------------------------------------------------
                                                                                                     416,500
------------------------------------------------------------------------------------------------------------
Australia -- 3.6%
          300,000          Australia Commonwealth, 12.000% due 11/15/01                              265,851
------------------------------------------------------------------------------------------------------------
Brazil -- 7.5%
          840,000          Republic of Brazil, 6.813% due 4/15/06*                                   557,029
------------------------------------------------------------------------------------------------------------
Bulgaria -- 3.4%
          500,000          Republic of Bulgaria Tranche A, 6.750% due 7/28/24*                       253,125
------------------------------------------------------------------------------------------------------------
Canada -- 1.8%
          170,000          Government of Canada, 8.500% due 4/1/02                                   134,067
------------------------------------------------------------------------------------------------------------
Denmark -- 2.3%
        1,000,000          Kingdom of Denmark, 7.000% due 12/15/04                                   173,676
------------------------------------------------------------------------------------------------------------
Ecuador -- 3.3%
          750,000          Republic of Ecuador, 3.000% due 2/28/25*                                  249,375
------------------------------------------------------------------------------------------------------------
France -- 4.4%
        1,500,000          France OAT, 8.500% due 11/25/02                                           331,858
------------------------------------------------------------------------------------------------------------
Germany -- 7.2%
          740,000          Bundesrepublik, 6.750% due 7/15/04                                        535,282
------------------------------------------------------------------------------------------------------------
Italy -- 5.2%
      600,000,000          BTP Italy, 12.000% due 9/1/02                                             386,764
------------------------------------------------------------------------------------------------------------
Mexico -- 4.3%
          550,000          Mexican States Value Recovery Rights
                              Series A, Warrants, expire 6/30/03+                                          0
          300,000          Mexican States Series A, 6.250% due 12/31/19                              176,625
          250,000          Mexican States Series B, 6.250% due 12/31/19                              145,703
------------------------------------------------------------------------------------------------------------
                                                                                                     322,328
------------------------------------------------------------------------------------------------------------
Morocco -- 4.1%
          500,000          Morocco Tranche A Loan, 4.500% due 7/18/99                                302,190
------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------

                    G.T. GLOBAL STRATEGIC INCOME PORTFOLIO

       FACE
     AMOUNT(a)                        SECURITY                                                      VALUE
============================================================================================================
Nigeria -- 3.1%
              500          Central Bank of Nigeria Oil Linked Warrants,
                              expire 11/15/20+                                                    $        0
          500,000          Central Bank of Nigeria, 6.250% due 11/15/20*                             234,375
------------------------------------------------------------------------------------------------------------
                                                                                                     234,375
------------------------------------------------------------------------------------------------------------
New Zealand -- 1.4%
          140,000          New Zealand Government, 10.000% due 3/15/02                               105,130
------------------------------------------------------------------------------------------------------------
Philippines -- 2.5%
          250,000          Central Bank of Philippines, 5.750% due 12/1/17*                          183,281
------------------------------------------------------------------------------------------------------------
Poland -- 4.1%
          400,000          Republic of Poland, 7.125% due 10/27/24*                                  306,252
------------------------------------------------------------------------------------------------------------
Russia -- 1.7%
          500,000          Vneshekonombank Loan Agreement, 5.438% due 1/1/99(b)+                     123,820
------------------------------------------------------------------------------------------------------------
Spain -- 8.2%
       56,000,000          Kingdom of Spain, 4.625% due 7/22/04                                      614,798
------------------------------------------------------------------------------------------------------------
Sweden -- 2.1%
        1,300,000          Kingdom of Sweden Treasury Bond, 6.000% due 2/9/05                        157,624
------------------------------------------------------------------------------------------------------------
United Kingdom -- 4.5%
          230,000          United Kingdom Treasury Gilt, 6.750% due 11/26/04                         335,247
------------------------------------------------------------------------------------------------------------
United States -- 15.2%
          100,000          U.S. Treasury Bond, 6.250% due 8/15/23                                     97,797
        1,000,000          U.S. Treasury Note, 6.500% due 8/15/05                                  1,035,730
------------------------------------------------------------------------------------------------------------
                                                                                                   1,133,527
------------------------------------------------------------------------------------------------------------
Venezuela -- 4.5%
          250,000          Republic of Venezuela Series A, 6.750%, due 3/31/20                       128,906
          400,000          Republic of Venezuela Series B, 6.750%, due 3/31/20                       206,250
            3,250          Republic of Venezuela Oil Obligation Warrants,
                              expire 4/15/20+                                                              0
------------------------------------------------------------------------------------------------------------
                                                                                                     335,156
------------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $7,235,931)[+]                                                $7,457,255
============================================================================================================

(a) Represents local currency.

(b) Security is in default

  * Represents current rate on floating rate security.

  + Non-income producing security.

[+] Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Statements of Assets and Liabilities                            October 31, 1995
--------------------------------------------------------------------------------

                                                                      SB                  SB            G.T. Global
                                                                 International         Pacific           Strategic
                                                                    Equity              Basin             Income
                                                                   Portfolio          Portfolio          Portfolio
===================================================================================================================
ASSETS:
   Investments, at value
      (Cost -- $48,386,812, $6,045,484
      and $7,235,931)                                             $51,317,644         $5,850,854        $7,457,255
   Foreign currency
      (Cost -- $1,599,419, $0 and $158,088)                         1,598,697                 --           158,107
   Cash                                                             2,635,041          1,395,343           577,036
   Receivable for Fund shares sold                                    228,065             23,604            27,650
   Receivable for securities sold                                     312,392                 --                --
   Receivable for open forward foreign
      currency contracts                                                   --                 --            14,019
   Dividends and interest receivable                                   13,613              6,198           203,665
------------------------------------------------------------------------------------------------------------------
   Total Assets                                                    56,105,452          7,275,999         8,437,732
------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                 2,445,887            114,742                --
   Management fees payable                                             62,770              9,920            17,199
   Payable for open forward foreign
      currency contracts                                                4,610                760                --
   Accrued expenses                                                    52,221             28,680            23,370
   Other liabilities                                                    1,512                230               219
------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                2,567,000            154,332            40,788
------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                  $53,538,452         $7,121,667        $8,396,944
==================================================================================================================
NET ASSETS:
   Par value of capital shares                                    $        51         $        8        $        8
   Capital paid in excess of par value                             51,875,508          7,662,726         7,865,228
   Underdistributed (accumulated)
      net investment income (loss)                                     74,756            (41,342)          325,186
   Accumulated net realized loss
      on investments                                               (1,318,542)          (304,995)          (29,784)
   Net unrealized appreciation (depreciation)
      of investments and foreign currencies                         2,906,679           (194,730)          236,306
------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                  $53,538,452         $7,121,667        $8,396,944
==================================================================================================================
Shares Outstanding                                                  5,106,565            795,521           779,973
------------------------------------------------------------------------------------------------------------------
Net Asset Value                                                        $10.48              $8.95            $10.77
------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Statement of Operations                      For the Year Ended October 31, 1995
--------------------------------------------------------------------------------

                                                                      SB                   SB           G.T. Global
                                                                 International          Pacific          Strategic
                                                                    Equity               Basin             Income
                                                                   Portfolio           Portfolio         Portfolio
===================================================================================================================
INVESTMENT INCOME:
   Dividends                                                      $   497,516          $  62,458          $     --
   Interest                                                                --                 --           443,565
   Less: Foreign withholding tax                                      (52,022)            (7,306)           (2,627)
------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                            445,494             55,152           440,938
------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                           263,820             47,987            40,549
   Custody                                                             67,500             27,840            18,867
   Shareholder and system servicing fees                               23,600             11,480            11,300
   Audit and legal                                                     23,000             13,500            13,300
   Pricing service fees                                                15,000              6,500             1,500
   Shareholder communications                                           9,000              5,200             5,200
   Directors' fees                                                      7,000              3,350             3,180
   Other                                                               18,000              3,100             3,575
------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                     426,920            118,957            97,471
   Less: Management fee waiver (Note 2)                                    --            (21,803)          (23,349)
         Custody earnings credit (Note 1)                             (67,500)           (27,840)          (18,367)
------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                       359,420             69,314            55,755
------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                           86,074            (14,162)          385,183
------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES (NOTE 3):
   Realized Loss From:
      Security transactions
         (excluding short-term securities)                         (1,318,542)          (304,995)             (145)
      Foreign currency transactions                                   (11,318)           (13,226)          (60,650)
------------------------------------------------------------------------------------------------------------------
   Net Realized Loss                                               (1,329,860)          (318,221)          (60,795)
------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized
   Appreciation (Depreciation) and
   Foreign Currencies:
      Beginning of year                                               386,314             35,107           (21,991)
      End of year                                                   2,906,679           (194,730)          236,306
------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net
      Unrealized Appreciation                                       2,520,365           (229,837)          258,297
------------------------------------------------------------------------------------------------------------------
Net Gain (Loss)                                                     1,190,505           (548,058)          197,502
------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   From Operations                                                $ 1,276,579          $(562,220)         $582,685
==================================================================================================================

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Year Ended October 31, 1995
and the Period Ended October 31, 1994

                                                                  SB International
                                                                  Equity Portfolio
                                                           ------------------------------
                                                               1995             1994(a)
=========================================================================================
OPERATIONS:
   Net investment income (loss)                            $    86,074        $   (20,650)
   Net realized loss                                        (1,329,860)            (2,927)
   Increase in net unrealized appreciation                   2,520,365            386,314
-----------------------------------------------------------------------------------------
   Increase in Net Assets
      From Operations                                        1,276,579            362,737
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income                                            --                 --
   Net realized gains                                               --                 --
-----------------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions to Shareholders                                 --                 --
-----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                         38,693,155         16,769,710
   Net asset value of shares issued
      for reinvestment of dividends                                 --                 --
   Cost of shares reacquired                                  (242,713)        (3,321,016)
-----------------------------------------------------------------------------------------
   Increase in Net Assets From
      Fund Share Transactions                               38,450,442         13,448,694
-----------------------------------------------------------------------------------------
Increase in Net Assets                                      39,727,021         13,811,431

NET ASSETS:
   Beginning of year                                        13,811,431                 --
   --------------------------------------------------------------------------------------
   End of year *                                           $53,538,452        $13,811,431
=========================================================================================
* Includes undistributed
      net investment income of:                                $74,756                 --
=========================================================================================

(a) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

For the Year Ended October 31, 1995
and the Period Ended October 31, 1994

                                                                     SB Pacific
                                                                   Basin Portfolio
                                                           ------------------------------
                                                                1995              1994(a)
=========================================================================================
OPERATIONS:
   Net investment loss                                     $   (14,162)       $   (13,292)
   Net realized loss                                          (318,221)            (2,568)
   Increase (decrease) in net unrealized appreciation         (229,837)            35,107
-----------------------------------------------------------------------------------------
   Increase (Decrease) in
      Net Assets From Operations                              (562,220)            19,247
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income                                            --                 --
   Net realized gains                                               --                 --
-----------------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions to Shareholders                                 --                 --
-----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                          4,389,864          4,959,072
   Net asset value of shares issued
      for reinvestment of dividends                                 --
   Cost of shares reacquired                                  (944,296)          (740,000)
-----------------------------------------------------------------------------------------
   Increase in Net Assets From
      Fund Share Transactions                                3,445,568        $ 4,219,072
-----------------------------------------------------------------------------------------
Increase in Net Assets                                       2,883,348          4,238,319

NET ASSETS:
   Beginning of year                                         4,238,319                 --
-----------------------------------------------------------------------------------------
   End of year*                                            $ 7,121,667        $ 4,238,319
=========================================================================================
*  Includes accumulated
      net investment loss of:                                 $(41,342)                --
=========================================================================================

(a) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

For the Year Ended October 31, 1995
and the Period Ended October 31, 1994

                                                               G.T. Global Strategic
                                                                  Income Portfolio
                                                           -----------------------------
                                                               1995              1994(a)
========================================================================================
OPERATIONS:
   Net investment income                                   $  385,183         $   31,684
   Net realized loss                                          (60,795)           (27,000)
   Increase (decrease) in net unrealized appreciation         258,297            (21,991)
----------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
      From Operations                                         582,685            (17,307)
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income                                      (34,436)                --
   Net realized gains                                              --                 --
----------------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions to Shareholders                           (34,436)                --
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                         5,781,130          3,363,893
   Net asset value of shares issued
      for reinvestment of dividends                            31,412                 --
   Cost of shares reacquired                                 (587,696)          (722,737)
----------------------------------------------------------------------------------------
   Increase in Net Assets From
      Fund Share Transactions                               5,224,846          2,641,156
----------------------------------------------------------------------------------------
Increase in Net Assets                                      5,773,095          2,623,849

NET ASSETS:
   Beginning of year                                        2,623,849                 --
----------------------------------------------------------------------------------------
   End of year*                                            $8,396,944         $2,623,849
========================================================================================
*  Includes undistributed
      net investment income of:                              $325,186            $27,112
========================================================================================

(a) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     1. Significant Accounting Policies

     The Smith Barney International Equity, Smith Barney Pacific Basin and G.T. Global Strategic Income Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney/Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and nine other separate investment portfolios: AIM Capital Appreciation, Alliance Growth, American Capital Enterprise, Smith Barney Income and Growth, TBC Managed Income, Putnam Diversified Income, Smith Barney High Income, MFS Total Return and Smith Barney Money Market Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolio are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. Short-term securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, as applicable; (c) gains or losses on the sale of securities are calculated by using the specific identification method; (d) interest income, adjusted for amortization of premiums and accretion of discount, is recorded on the accrual basis; (e) dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date; (f) direct expenses are charged to each Portfolio; (g) foreign currency receivables and payables for unsettled foreign securities transactions are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Translation gains or losses resulting from changes in the exchange rates

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

and realized gains and losses on the settlement of foreign currency transactions are reported in the statements of operations; (h) during 1994, the Portfolios adopted Statement of Position 93-2 Determination, Disclosure, and Financial
                                   ----------------------------------------
Statement Presentation of Income, Capital Gain and Return of Capital
-------------------------------------------------------------------
Distributions by Investment Companies. Accordingly, book and tax basis
-------------------------------------
differences relating to shareholder distributions are reclassified to undistributed net investment income. As of November 1, 1995, the cumulative effect of such differences totaling $766 for the G.T. Global Strategic Income Portfolio was reclassified to undistributed net investment income from paid-in capital. Net investment income, net realized gains, and net assets were not affected by this change; and (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

     The Portfolio has an arrangement with its custodian, Morgan Guaranty Trust Company of New York, where it earns custody earnings credits on available cash balances. These credits offset custody fees which may be charged to the Portfolio during the current year. These credits totalled $67,500, $27,840 and $18,367 for the Smith Barney International Equity, Smith Barney Pacific Basin and G.T. Global Strategic Income Portfolios, respectively, for the year ended October 31, 1995.

     In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

     2. Management Agreement and Transactions with Affiliated Persons

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager of the Fund. The Smith Barney International Equity ("SBIE"), Smith Barney Pacific Basin ("SBPB") and G.T. Global Strategic Income Portfolios ("GTGSI") pay SBMFM a management fee calculated at the annual rate of 0.90%, 0.90% and 0.80% of the average daily net assets of each Portfolio, respectively; the fee is calculated daily and paid monthly. SBMFM waived $21,803 and $23,349 of the management fees for SBPB and GTGSI, respectively, for the year ended October 31, 1995.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     SBMFM has entered into a subadvisory agreement with G.T. Capital Management, Inc. ("G.T. Capital"). Pursuant to the subadvisory agreement, G.T. Capital is responsible for the day-to-day portfolio operations and investment decisions for GTGSI. SBMFM will pay G.T. Capital with regard to GTGSI, a monthly fee calculated at the annual rate of 0.375% of the average daily net assets of GTGSI.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the year ended October 31, 1995, SB received brokerage commissions of $10,296.

     All officers and two Directors of the Fund are employees of SB.

     3. Investments

     For the year ended October 31, 1995, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                            SB                 SB            G.T. Global
                                                       International         Pacific          Strategic
                                                          Equity              Basin             Income
========================================================================================================
Purchases                                               $45,949,621        $3,539,434        $18,465,832
--------------------------------------------------------------------------------------------------------
Sales                                                     7,991,970         1,286,312         13,479,109
========================================================================================================

     At October 31, 1995, aggregate gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                                                            SB                  SB            G.T. Global
                                                       International         Pacific           Strategic
                                                          Equity              Basin             Income
========================================================================================================
Gross unrealized appreciation                           $ 5,470,307         $ 341,531           $304,776
Gross unrealized depreciation                            (2,539,475)         (536,161)           (83,452)
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)              $ 2,930,832         $(194,630)          $221,324
========================================================================================================

     4. Capital Loss Carryforward

     At October 31, 1995, the Fund had unused captial loss carryforwards available to offset future realized capital gains, if any, for Federal income tax purposes of $1,318,542, $304,995 and $29,784 for SBIE, SBPB and GTGSI, respectively. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

distributed. The amount and expiration of the carryovers amounts are indicated below. Expiration occurs on October 31 of the year indicated.

Portfolio                                             2002             2003
===========================================================================
   SBIE                                            $    --       $1,318,542
   SBPB                                                 --          304,995
   GTGSI                                            29,639              145
===========================================================================

     5. Forward Foreign Currency Contracts

     At October 31, 1995, the Portfolios had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements are as follows:

                                              Local           Market        Settlement      Unrealized
Foreign Currency                             Currency         Value            Date         Gain (Loss)
=======================================================================================================
Smith Barney International Equity
To Sell:
Italian Lira                                498,000,000       $312,392       11/1/95          $(3,651)
-------------------------------------------------------------------------------------------------------
To Buy:
Danish Krone                                    589,693        108,143       11/1/95             (959)
-------------------------------------------------------------------------------------------------------
Total Market Value and
Unrealized Loss on Forward
Foreign Currency Contracts                                    $420,535                        $(4,610)
=======================================================================================================

Smith Barney Pacific Basin
To Buy:
Malaysian Ringgit                               278,871       $109,662       11/1/95          $  (760)
=======================================================================================================

G.T. Global Strategic Income
To Sell:
German Deutschemark                             300,000       $213,390       11/20/95         $(1,807)
French Franc                                  1,000,000        204,255       11/30/95              77
Japanese Yen                                 13,000,000        127,886       11/14/95          13,981
Japanese Yen                                 32,000,000        315,441       12/18/95           1,768
-------------------------------------------------------------------------------------------------------
Total Market Value and
Unrealized Gain on Forward
Foreign Currency Contracts                                    $860,972                        $14,019
=======================================================================================================

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     6. Portfolio Concentration

     The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolios' to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counter parties to meet the terms of their contracts.

     7. Capital Shares

     At October 31, 1995, the Fund had six billion shares of $0.00001 par value capital stock authorized. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

     Transactions in shares of each Portfolio were as follows:

                                                                  Year Ended             Period Ended
                                                               October 31, 1995      October 31, 1994(a)
========================================================================================================
Smith Barney International Equity
Shares sold                                                        3,823,913              1,629,110
Shares issued on reinvestment                                             --                     --
Shares redeemed                                                      (26,232)              (320,226)
--------------------------------------------------------------------------------------------------------
Net Increase                                                       3,797,681              1,308,884
========================================================================================================
Smith Barney Pacific Basin
Shares sold                                                          477,242                493,056
Shares issued on reinvestment                                             --                     --
Shares redeemed                                                     (101,281)               (73,496)
--------------------------------------------------------------------------------------------------------
Net Increase                                                         375,961                419,560
========================================================================================================
G.T. Global Strategic Income
Shares sold                                                          573,083                336,108
Shares issued on reinvestment                                          3,338                     --
Shares redeemed                                                      (60,141)               (72,415)
--------------------------------------------------------------------------------------------------------
Net Increase                                                         516,280                263,693
========================================================================================================

(a) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year:

Smith Barney International Equity Portfolio                                         1995             1994/(1)/
==============================================================================================================
Net Asset Value, Beginning of Year                                                 $10.55             $10.00
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)/(2)/                                                 0.03              (0.03)
   Net realized and unrealized gain (loss)                                          (0.10)              0.58
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) from Operations                                                 (0.07)              0.55
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                                               --                 --
--------------------------------------------------------------------------------------------------------------
Total Distributions                                                                    --                 --
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                                       $10.48             $10.55
--------------------------------------------------------------------------------------------------------------
Total Return                                                                        (0.66)%             5.50%++
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                                    $53,538            $13,811
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses/(2)/                                                                     1.44%              1.20%+
   Net investment income (loss)                                                      0.25              (0.73)+
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                             28.72%                --
==============================================================================================================
Average commissions paid on
   equity security transactions                                                     $0.01                 --
==============================================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

(2) The Manager has waived a portion of its fees for the period ended
    October 31, 1994. If such fees were not waived the effect of the per share decrease in net investment income would have been $0.03 and the ratio of expenses to average net assets would have been 2.00%+. In addition, during the year ended October 31, 1995, the Portfolio has earned credits from the custodian which reduces service fees incurred. When the credits are taken into consideration the ratio of expenses to average net assets is 1.21%; prior year numbers have not been restated to reflect these adjustments.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

  + Annualized.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year:

Smith Barney Pacific Basin Portfolio                                                 1995           1994/(1)/
=============================================================================================================
Net Asset Value, Beginning of Year                                                 $10.10             $10.00
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss/(2)/                                                         (0.04)             (0.04)
   Net realized and unrealized gain (loss)                                          (1.11)              0.14
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) from Operations                                                 (1.15)              0.10
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                                               --                 --
-------------------------------------------------------------------------------------------------------------
Total Distributions                                                                    --                 --
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                                        $8.95             $10.10
-------------------------------------------------------------------------------------------------------------
Total Return                                                                       (11.58)%             1.00%++
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                                     $7,122             $4,238
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses/(2)/                                                                     1.83%              1.26%+
   Net investment loss                                                              (0.51)             (0.93)+
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                             27.70%                --
=============================================================================================================
Average commissions paid on
   equity security transactions                                                     $0.01                 --
=============================================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

(2) The Manager has waived all or part of its fees for each of the periods reported. In addition, the Manager has reimbursed the Portfolio for $9,778 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share increases in net investment loss and the ratios of expenses to average net assets would have been as follows:

                                                              Expense Ratios
                                  Per Share Increases       Without Fee Waiver
                                in Net Investment Loss      and Reimbursement
                                ----------------------      ------------------
1995                                    $0.03                      2.23%
1994                                     0.06                      2.82+

   In addition, during the year ended October 31, 1995 the Portfolio has earned credits from the custodian which reduces service fees incurred. If the credits are taken into consideration the ratio of expenses to average net assets is 1.30%; prior year numbers have not been restated to reflect these adjustments. The manager has also agreed to cap the expense ratio at 1.50%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year:

G.T. Global Strategic Income Portfolio                                               1995           1994/(1)/
=============================================================================================================
Net Asset Value, Beginning of Year                                                 $ 9.95             $10.00
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income/(2)/                                                        0.64               0.17
   Net realized and unrealized loss                                                  0.28              (0.22)
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) from Operations                                                  0.92              (0.05)
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                                            (0.10)                --
-------------------------------------------------------------------------------------------------------------
Total Distributions                                                                 (0.10)                --
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                                       $10.77             $ 9.95
-------------------------------------------------------------------------------------------------------------
Total Return                                                                         9.37%             (0.50)%++
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                                     $8,397             $2,624
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses/(2)/                                                                     1.47%              1.07%+
   Net investment income                                                             6.44               4.58+
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                            295.47%             56.34%
=============================================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

(2) The Manager has waived all or part of its fees for each of the periods reported. In addition, the Manager has reimbursed the Portfolio for $18,556 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                              Expense Ratios
                                   Per Share Decreases      Without Fee Waiver
                                in Net Investment Income    and Reimbursement
                                ------------------------    ------------------
1995                                    $0.04                      1.93%
1994                                     0.13                      4.53+

   In addition, during the year ended October 31, 1995 the Portfolio has earned credits from the custodian which reduces service fees incurred. If the credits are taken into consideration the ratio of expenses to average net assets is 1.11%; prior year numbers have not been restated to reflect these adjustments.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney/Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney International Equity, Smith Barney Pacific Basin and G.T. Global Strategic Income Portfolios of Smith Barney/Travelers Series Fund Inc. as of October 31, 1995, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from June 16, 1994 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney International Equity, Smith Barney Pacific Basin and G.T. Global Strategic Income Portfolios of Smith Barney/Travelers Series Fund Inc. as of October 31, 1995, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the year then ended and for the period from June 16, 1994 to October 31, 1994, in conformity with generally accepted accounting principles.

                           /s/ KPMG Peat Marwick LLP

New York, New York
December 12, 1995

Smith Barney/Travelers
Series Fund Inc.

DIRECTORS
Victor K. Atkins
Robert A. Belfer
Jessica M. Bibliowicz
Alger B. Chapman
Robert A. Frankel
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman
James M. Shuart
OFFICERS
Heath B. McLendon
Chief Executive Officer
Jessica M. Bibliowicz
President
Lewis E. Daidone
Senior Vice President and Treasurer
John C. Bianchi
Vice President
James B. Conheady
Vice President
Martin Hanley
Vice President
Jeffrey J. Russell
Vice President
Bruce D. Sargent
Vice President
Phyllis Zahorodny
Vice President
Thomas M. Reynolds
Controller
Christina T. Sydor
Secretary

                                  Smith Barney
                                  ------------
                                  A Member of TravelersGroup [LOGO APPEARS HERE]

INVESTMENT MANAGER
Smith Barney Mutual Funds
Management Inc.

DISTRIBUTOR
Smith Barney Inc.

CUSTODIAN
Morgan Guaranty Trust Company
of New York

ANNUITY ADMINISTRATION
Travelers Annuity Investor Services
5 State House Square
1 Tower Square
Hartford, CT 06183

This report is submitted for the general information of the shareholders of Smith Barney/Travelers Series Fund Inc. -- Smith Barney International Equity, Smith Barney Pacific Basin and G.T. Global Strategic Income Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

SMITH BARNEY/TRAVELERS
SERIES FUND INC.
388 Greenwich Street
New York, New York 10013

IN0252 12/95
-------------
ANNUAL REPORT
-------------


          1995
          1995
          1995
          1995
          1995


                   Smith Barney/Travelers
                   Series Fund Inc.

                   Smith Barney Income
                   and Growth Portfolio

                   Alliance Growth Portfolio

                   American Capital
                   Enterprise Portfolio
                   -----------------------------
                   October 31, 1995




            [LOGO] Smith Barney Mutual Funds
                   Investing for your future.
                   Every day.

--------------------------------------------------------------------------------
Smith Barney Income and Growth, Alliance Growth
and American Capital Enterprise Portfolios
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the annual report for the Smith Barney/Travelers Series Fund for the period ended October 31, 1995. This report covers the Smith Barney Income and Growth, Alliance Growth and American Capital Enterprise Portfolios. Below we have provided a summary of economic and market conditions, as well as brief investment management summaries for each of the Portfolios. A more detailed summary of performance and current holdings can be found in the appropriate sections that follow in the annual report.


Portfolio Highlights

Smith Barney Income and Growth Portfolio

For the twelve months ended October 31, 1995, the Smith Barney/Travelers Series Fund -- Income and Growth Portfolio had a total return for Class A shares of 20.21%. In selecting stocks for the Portfolio, we typically choose large-capitalization companies with above-market dividend yield and look for companies with assets that are undervalued by the marketplace. We must see a fundamental improvement underway, such as a new product or new management, that is not reflected in the stock price.

In the third quarter, our concern for a slowdown in corporate earnings came to fruition as several companies began warning investors of disappointing earnings. The majority of these negative pre-announcements were in the technology and capital goods sectors as the Federal Reserve's 1994 interest rate increases began to impact cyclicals. There was a distinct leadership change during the quarter as investors began to take money out of cyclical and technology sectors and started adding to positions in defensive sectors, such as consumer staples and utilities. This rotation helped performance due to our conservative investment philosophy. Recent Portfolio activity has been geared towards becoming more defensive. We decreased our exposure to cyclical sectors such as raw materials and conglomerates, and increased our exposure in consumer staples, financials and utilities. The Portfolio's top-five holdings as of October 31, 1995 were Eastman Kodak, H&R Block, Inc., GTE Corp., Chase Manhattan, and Jostens Inc. Some of the Portfolio's additions include Allstate Corp. in the financial sector; Tambrands Inc. in the consumer staples sector; and Pinnacle West Capital in the utility group.

Our outlook for inflation is benign, and the overall psychology surrounding the markets is, in our view, healthy. However, because we utilize a bottom-up approach to investing and emphasize companies with established dividend records as well as price appreciation potential, we believe the Portfolio's stock selections are well positioned for future growth even if there are any unpleasant market surprises in the near term.

Alliance Growth Portfolio

The Alliance Growth Portfolio completed its first full fiscal year on October 31, 1995. As most of you no doubt know, it was a period of strong gains for the stock market. The Alliance Growth Portfolio was up 26.19%, compared to 26.41% for the S&P 500-Stock Price Index.

The fiscal year began in a climate of strong earnings growth, but the stock market was under pressure due to the Federal Reserve Board's tightening of monetary policy. The Fed began raising interest rates in February 1994, and did not reverse their stance until July 1995. The stock market treaded water for much of 1994, but began a strong, sustained advance in December which has continued through October 1995.

In our view, the stock market advance has been fueled by declining interest rates as well as the prospects for further declines. Economic activity has slowed, but we believe that a recession does not seem likely. The strategy of the Alliance Growth Portfolio has been to reduce exposure to the more cyclically sensitive sectors of the market, and to concentrate primarily on the technology, telecommunications and financial sectors.

As of October 31, 1995, the largest holding in the Alliance Growth Portfolio is Cisco Systems. Cisco has become the leading provider of equipment and software for computer inter-networking. The extraordinary growth of Internet usage has given additional impetus to an already dynamic industry. Holdings such as 3Com, Bay Net Inc., Cabletron and Oracle are also significant beneficiaries of Internet's growth.

Our next largest area of concentration in the Portfolio is financial services. The Portfolio holds a number of value-oriented investments such as ITT Corp., Lowe's Corp. and Union Pacific. Although we do not expect a recession next year, earnings momentum may slow a bit. Our outlook for interest rates and inflation is benign, but the favorable performance of the stock market due primarily to the reversal in Fed policy may be largely behind us. In short, our market outlook remains constructive, but gains should be much more modest than those of the past year.


American Capital Enterprise Portfolio

The stock market as a whole benefited from continuing economic growth that generated strong corporate profits without higher inflation. In fact, if inflation projections are accurate and inflation remains under 3% percent in 1995, it will be the first time since the 1960s that the United States has experienced three consecutive years of an inflation rate below 3%. During the past year, market conditions have been ideal for stocks.

In particular, the American Capital Enterprise Portfolio benefited from its heavy investment in technology stocks, the best-performing sector of the stock market during the period covered by this report. We believe one of the most positive aspects of the performance of technology stocks is that the rally has been driven by strong fundamentals -- and not speculation. There is tremendous demand for technology products that will likely be with us for some time to come. The rally in technology stocks has been fueled not only by the highly publicized success of a product such as Microsoft's Windows 95, but the unexpected explosive growth of the Internet, an idea that was virtually unheard of a year ago, but is now changing the face of the telecommunications industry.

We still like technology stocks. Although the sector will continue to be volatile, our long-term outlook remains positive. The technology sector has produced the biggest earnings gains, demand for technology products is high and stock prices are not high compared to the underlying value of the companies. However, although we are extremely optimistic about the prospects for technology stocks, the Portfolio remains diversified, which is very much in keeping with our overall investment philosophy.

At this time, we would like to thank you for your continued participation in the Smith Barney Income and Growth, Alliance Growth and American Capital Enterprise Portfolios. We hope you have found this report to be useful as you evaluate your investments.


Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman and Chief Executive Officer

December 4, 1995

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Historical Performance -- Smith Barney Income and Growth Portfolio
--------------------------------------------------------------------------------
                      Net Asset Value
                    ------------------
                    Beginning   End of     Income      Capital Gain       Total
Year Ended           of Year     Year     Dividends    Distributions    Returns+
================================================================================
10/31/95             $10.14     $12.12      $0.06          $0.00         20.21%
--------------------------------------------------------------------------------
6/16/94*-10/31/94     10.00      10.14       0.00           0.00          1.40++
================================================================================
Total                                       $0.06          $0.00
================================================================================


--------------------------------------------------------------------------------
Historical Performance -- Alliance Growth Portfolio
--------------------------------------------------------------------------------
                      Net Asset Value
                    ------------------
                    Beginning   End of     Income      Capital Gain       Total
Year Ended           of Year     Year     Dividends    Distributions    Returns+
================================================================================
10/31/95             $10.65     $13.28      $0.02          $0.10         26.19%
--------------------------------------------------------------------------------
6/16/94*-10/31/94     10.00      10.65       0.00           0.00          6.50++
================================================================================
Total                                       $0.02          $0.10
================================================================================


--------------------------------------------------------------------------------
Historical Performance -- American Capital Enterprise Portfolio
--------------------------------------------------------------------------------
                      Net Asset Value
                    ------------------
                    Beginning   End of     Income      Capital Gain       Total
Year Ended           of Year     Year     Dividends    Distributions    Returns+
================================================================================
10/31/95             $10.38     $12.89      $0.02          $0.03         24.74%
--------------------------------------------------------------------------------
6/16/94*-10/31/94     10.00      10.38       0.00           0.00          3.80++
================================================================================
Total                                       $0.02          $0.03
================================================================================

It is the Funds' policy to distribute dividends and capital gains, if any, annually.

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Average Annual Total Return+
--------------------------------------------------------------------------------
                                      SB                              American
                                  Income and        Alliance           Capital
                                    Growth           Growth           Enterprise
                                  Portfolio         Portfolio         Portfolio
================================================================================
Year Ended 10/31/95                  20.21%           26.19%            24.74%
--------------------------------------------------------------------------------
6/16/94* through 10/31/95            15.48            23.97             20.67
================================================================================


--------------------------------------------------------------------------------
Cumulative Total Return+
--------------------------------------------------------------------------------
                                      SB                              American
                                  Income and        Alliance           Capital
                                    Growth           Growth           Enterprise
                                  Portfolio         Portfolio         Portfolio
================================================================================
6/16/94* through 10/31/95            21.89%           34.39%            29.48%
================================================================================

+ Assumes the reinvestment of all dividends and capital gain distributions at net asset value.

++ Total return is not annualized, as it may not be representative of the total return for the year.

*    Commencement of operations.

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------


                   Growth of $10,000 Invested in Shares of the
           Smith Barney Income and Growth Portfolio vs. S&P 500 Index+
                                   (unaudited)
--------------------------------------------------------------------------------
                            June 1994 -- October 1995

     [THE FOLLOWING TABLE WAS PRESENTED AS A GRAPH IN THE PRINTED DOCUMENT]

                                              Smith Barney
                                                Income &
                                                 Growth    S&P 500
                                                Portfolio   Index
                                                ---------   -----
                         6/16/94                 $10000    $10000
                           10/94                  10140     10324
                            4/95                  10982     11404
                           10/95                  12189     13053

+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney Income and Growth Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through October 31, 1995. The S&P 500 is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
       Alliance Growth Portfolio vs. S&P 500 Index and Russell 1000 Index+
                                   (unaudited)
--------------------------------------------------------------------------------
                            June 1994 -- October 1995

     [THE FOLLOWING TABLE WAS PRESENTED AS A GRAPH IN THE PRINTED DOCUMENT]

                                      Alliance
                                       Growth      S&P 500   RUSSELL 1000
                                      Portfolio     Index       Index
                                      ---------     -----       -----
                    6/16/94            $10000      $10000      $10000
                      10/94             10650       10324       10191
                       4/95             11475       11404       11050
                      10/95             13428       13053       12612

+ Hypothetical illustration of $10,000 invested in shares of the Alliance Growth Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through October 31, 1995. The S&P 500 is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Russell 1000 Index is comprised of 1,000 of the largest capitalized U.S. domiciled companies whose common stock is traded on either the New York, American or NASDAQ stock exchanges. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
            American Capital Enterprise Portfolio vs. S&P 500 Index+
                                   (unaudited)
--------------------------------------------------------------------------------
                            June 1994 -- October 1995

     [THE FOLLOWING TABLE WAS PRESENTED AS A GRAPH IN THE PRINTED DOCUMENT]

                                                American
                                                Capital
                                               Enterprise  S&P 500
                                                Portfolio   Index
                                                ---------   -----
                         6/16/94                 $10000    $10000
                           10/94                  10380     10324
                            4/95                  11160     11404
                           10/95                  12948     13053

+ Hypothetical illustration of $10,000 invested in shares of the American Capital Enterprise Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through October 31, 1995. The S&P 500 is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Schedules of Investments                                       October 31, 1995
--------------------------------------------------------------------------------

                    SMITH BARNEY INCOME AND GROWTH PORTFOLIO

SHARES                              SECURITY                            VALUE
================================================================================

COMMON STOCKS -- 88.9%
Aerospace/Defense -- 2.4%
    6,000   Lockheed Martin Corp.                                   $ 408,750
    6,000   United Technologies Corp.                                 532,500
--------------------------------------------------------------------------------
                                                                      941,250
--------------------------------------------------------------------------------
Auto Related -- 2.4%
    8,000   Chrysler Corp.                                            413,000
   30,000   Federal Mogul Corp.                                       536,250
--------------------------------------------------------------------------------
                                                                      949,250
--------------------------------------------------------------------------------
Capital Goods -- 2.0%
    5,000   Emerson Electric Co.                                      356,250
    7,000   General Electric Co.                                      442,750
--------------------------------------------------------------------------------
                                                                      799,000
--------------------------------------------------------------------------------
Conglomerates -- 3.9%
   13,000   Alexander Baldwin Inc.                                    299,000
   10,000   Tenneco Inc.                                              438,750
   15,000   W.R. Grace & Co.                                          836,250
--------------------------------------------------------------------------------
                                                                    1,574,000
--------------------------------------------------------------------------------
Consumer Cyclical -- 15.3%
   15,000   B.F. Goodrich Co.                                         988,125
   15,000   Deluxe Corp.                                              403,125
   10,000   E.W. Scripps Co., Class A Shares                          377,500
   45,000   Jostens Inc.                                            1,018,125
    2,000   McGraw Hill Cos. Inc.                                     163,750
   30,000   New York Times Co., Class A Shares                        832,500
    5,000   Reader's Digest Association Inc.,
             Class A Shares Non-Voting                                251,250
   10,000   Seagrams Co. Ltd.                                         360,000
   20,000   Sears, Roebuck & Co.                                      680,000
   20,000   Tambrands, Inc.                                           895,000
    4,905   Times Mirror Co., Class A Shares                          142,245
--------------------------------------------------------------------------------
                                                                    6,111,620
--------------------------------------------------------------------------------
Consumer Staples -- 6.4%
   20,000   American Brands, Inc.                                     857,500
    8,000   American Home Products Corp.                              709,000
    4,000   Eli Lilly & Co.                                           386,500
   10,000   Glaxo Holdings PLC                                        271,250
   15,000   Interstate Bakeries Corp.                                 320,625
--------------------------------------------------------------------------------
                                                                    2,544,875
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Schedules of Investments (continued)                          October 31, 1995
--------------------------------------------------------------------------------

                    SMITH BARNEY INCOME AND GROWTH PORTFOLIO

SHARES                              SECURITY                            VALUE
================================================================================

Energy -- 6.3%
   15,000   Dresser Industries Inc.                                $  311,250
   17,000   Kerr-McGee Corp.                                          937,125
   10,000   Mobil Oil Corp.                                         1,007,500
    4,000   Texaco Inc.                                               272,500
--------------------------------------------------------------------------------
                                                                    2,528,375
--------------------------------------------------------------------------------
Financial Services -- 17.6%
   10,000   Aetna Life & Casualty Co.                                 703,750
   25,000   Allstate Corp.                                            918,752
   18,000   Chase Manhattan Corp.                                   1,026,000
   20,000   Crescent Real Estate Equities Inc.                        640,000
    4,000   First Interstate Bancorp                                  516,000
   25,000   H&R Block, Inc.                                         1,031,250
   11,000   Household International Inc.                              618,750
   17,500   MARC Inc.                                                 236,250
   21,100   Provident Life & Accident Insurance
             Co. of America, Class B Shares                           564,425
   15,000   St. Paul Cos., Inc.                                       761,250
--------------------------------------------------------------------------------
                                                                    7,016,427
--------------------------------------------------------------------------------
Food Supermarkets -- 0.4%
    5,000   Giant Foods Inc., Class A Shares                          160,625
--------------------------------------------------------------------------------
Industrial Gases -- 1.3%
   10,000   Air Products & Chemicals Inc.                             516,250
--------------------------------------------------------------------------------
Leisure Products -- 1.7%
   35,000   Brunswick Corp.                                           682,500
--------------------------------------------------------------------------------
Medical Products & Supplies -- 2.7%
   25,000   Baxter International, Inc.                                965,625
    2,000   Merck & Co. Inc.                                          115,000
--------------------------------------------------------------------------------
                                                                    1,080,625
--------------------------------------------------------------------------------
Raw Intermediate Materials -- 5.2%
    8,000   Aluminium Co. of America                                  408,000
    7,000   Monsanto Co.                                              733,250
   10,000   Olin Corp.                                                640,000
   10,000   Westvaco Corp.                                            277,500
--------------------------------------------------------------------------------
                                                                    2,058,750
--------------------------------------------------------------------------------
Steel & Iron -- 0.9%
   10,000   Cleveland Cliffs Inc.                                     373,750
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Schedules of Investments (continued)                          October 31, 1995
--------------------------------------------------------------------------------

                    SMITH BARNEY INCOME AND GROWTH PORTFOLIO

SHARES                              SECURITY                            VALUE
================================================================================

Technology -- 4.7%
   17,000   Eastman Kodak Co.                                     $ 1,064,625
    7,000   Honeywell, Inc.                                           294,000
    4,000   Xerox Corp.                                               519,000
--------------------------------------------------------------------------------
                                                                    1,877,625
--------------------------------------------------------------------------------
Telecommunications -- 2.6%
   25,000   GTE Corp.                                               1,031,250
--------------------------------------------------------------------------------
Transportation -- 3.0%
    3,000   Norfolk Southern Corp.                                    231,750
   15,000   Union Pacific Corp.                                       980,625
--------------------------------------------------------------------------------
                                                                    1,212,375
--------------------------------------------------------------------------------
Utility -- 10.1%
   20,000   Entergy Corp.                                             570,000
   20,000   Panhandle Eastern Corp.                                   505,000
   35,000   Pinnacle West Capital Corp.                               962,500
   30,000   Unicom Corp.                                              982,500
   25,000   Unocal Corp.                                              656,250
    8,000   U.S. West Inc.                                            381,000
--------------------------------------------------------------------------------
                                                                    4,057,250
--------------------------------------------------------------------------------
            TOTAL COMMON STOCKS (Cost-- $32,963,152)               35,515,797
================================================================================

PREFERRED STOCKS -- 1.9%
Insurance -- 0.8%
   13,000   FHP International Corp., Convertible, Series A            308,750
--------------------------------------------------------------------------------
Mining -- 0.5%
    6,000   Freeport McMoRan, Series B                                201,000
--------------------------------------------------------------------------------
Publishing -- 0.6%
   10,095   Times Mirror Co., Series B                                243,542
--------------------------------------------------------------------------------
            TOTAL PREFERRED STOCKS (Cost-- $754,833)                  753,292
================================================================================

 FACE
AMOUNT                             SECURITY                             VALUE
================================================================================
REPURCHASE AGREEMENT -- 9.2%
$3,694,000  Chemical Securities, Inc., 5.801% due 11/1/95;
            Proceeds at maturity -- $3,694,594;
            (Fully collateralized by U.S. Treasury Notes,
            6.125% due 5/31/97; Market value -- $3,768,084)
            (Cost -- $3,694,000)                                    3,694,000
================================================================================
            TOTAL INVESTMENTS -- 100%
            (Cost -- $37,411,985)++                               $39,963,089
================================================================================


                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Schedules of Investments (continued)                          October 31, 1995
--------------------------------------------------------------------------------

                            ALLIANCE GROWTH PORTFOLIO

SHARES                              SECURITY                            VALUE
================================================================================

COMMON STOCKS -- 88.6%
Banks -- 0.3%
    6,000   NationsBank Corp.                                     $   394,500
--------------------------------------------------------------------------------
Chemicals -- 3.1%
   17,900   Great Lakes Chemical Corp.                              1,201,538
   12,400   Monsanto Co.                                            1,298,900
    7,100   UCAR International Inc.*                                  202,350
   17,100   W.R. Grace & Co.                                          953,325
--------------------------------------------------------------------------------
                                                                    3,656,113
--------------------------------------------------------------------------------
Computer Services -- 2.2%
   36,000   DST Systems Inc.*                                         756,000
   40,000   General Motors Corp., Class E Shares                    1,885,000
--------------------------------------------------------------------------------
                                                                    2,641,000
--------------------------------------------------------------------------------
Drugs -- 2.9%
    8,000   Amgen Inc.*                                               384,000
   21,000   Astra AB Series, Class A Shares                           771,267
   18,800   Merck & Co., Inc.                                       1,081,000
   20,000   Pfizer Inc.                                             1,147,500
--------------------------------------------------------------------------------
                                                                    3,383,767
--------------------------------------------------------------------------------
Electronics -- 19.7%
    7,000   Applied Materials Inc.*                                   350,875
   15,000   Bay Networks Inc.*                                        993,750
   12,500   Cabletron Systems Inc.*                                   982,813
   73,700   Cisco Systems Inc.*                                     5,711,750
   17,300   Eastman Kodak Co.                                       1,083,412
   43,300   General Instruments Corp.*                                822,700
   25,400   Intel Corp.                                             1,774,825
   72,800   Motorola Inc.                                           4,777,500
   89,400   National Semiconductor Corp.*                           2,179,125
   57,000   Oracle Corp.*                                           2,486,625
   19,000   3Com Corp.*                                               893,000
   76,000   Westinghouse Electric Corp.                             1,073,500
--------------------------------------------------------------------------------
                                                                   23,129,875
--------------------------------------------------------------------------------
Financial Services -- 4.0%
   42,000   AmeriCredit Corp.*                                        514,500
   36,000   Capital One Financial Corp.                               882,000
    3,000   Federal National Mortgage Association                     314,625
   57,600   Mercury Finance Co.                                     1,108,800


                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Schedules of Investments (continued)                          October 31, 1995
--------------------------------------------------------------------------------

                            ALLIANCE GROWTH PORTFOLIO

SHARES                              SECURITY                            VALUE
================================================================================

Financial Services -- 4.0% (continued)
   53,000   MS Financial Inc.*                                      $ 596,250
   80,300   Union Acceptance Corp., Class A Shares*                 1,264,725
--------------------------------------------------------------------------------
                                                                    4,680,900
--------------------------------------------------------------------------------
Food and Beverages -- 0.5%
   14,000   Coca Cola Femsa SA ADR                                    252,000
   39,000   Triarc Cos. Inc.                                          370,500
--------------------------------------------------------------------------------
                                                                      622,500
--------------------------------------------------------------------------------
Holding Company-Diversified -- 4.6%
   44,500   ITT Corp.*                                              5,451,250
--------------------------------------------------------------------------------
Hospital Supplies & Services -- 1.7%
   21,000   Abbott Laboratories Inc.                                  834,750
   18,500   Healthsource Inc.                                         980,500
   12,000   Quest Medical Inc.*                                       132,000
--------------------------------------------------------------------------------
                                                                    1,947,250
--------------------------------------------------------------------------------
Insurance -- 3.6%
    9,450   American International Group Inc.                         797,344
   69,000   PennCorp Financial Group Inc.                           1,647,375
    5,000   PMI Group Inc.*                                           240,000
   22,900   Progressive Corp. Ohio                                    950,350
   34,600   Twentieth Century Industries                              575,225
--------------------------------------------------------------------------------
                                                                    4,210,294
--------------------------------------------------------------------------------
Leisure & Hotels -- 1.0%
   46,000   Patriot American Hospitality Inc.*                      1,135,510
--------------------------------------------------------------------------------
Mining -- 2.2%
   70,483   Freeport McMoRan Inc.                                   2,634,302
--------------------------------------------------------------------------------
Oil Related -- 2.5%
  772,000   Gulf Canada Resources Ltd.*                             2,991,500
--------------------------------------------------------------------------------
Printing, Publishing and Broadcasting -- 5.4%
    9,600   Comcast Corp., Class A Shares Special                     171,600
   45,500   R.R. Donnelley & Sons Co.                               1,660,750
  156,500   Tele-Communications Inc., Class A Shares*               2,660,500
   46,125   Tele-Communications Liberty Media Group,
             Class A Shares*                                        1,135,828
    8,000   Time Warner Inc.                                          292,000
   18,000   Turner Broadcasting Systems Inc.,
             Class B Shares                                           465,750
--------------------------------------------------------------------------------
                                                                    6,386,428
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Schedules of Investments (continued)                          October 31, 1995
--------------------------------------------------------------------------------

                            ALLIANCE GROWTH PORTFOLIO

SHARES                              SECURITY                            VALUE
================================================================================

Railroads -- 3.0%
   11,000   Conrail Inc.                                            $ 756,250
   42,000   Union Pacific Corp.                                     2,745,750
--------------------------------------------------------------------------------
                                                                    3,502,000
--------------------------------------------------------------------------------
Real Estate -- 7.8%
   21,400   Amli Residential Properties Trust                         411,950
   22,000   CBL & Associates Properties Inc.                          467,500
   20,600   Essex Property Trust Inc.                                 375,950
   10,000   Evans Withycombe Residential Inc.                         188,750
   33,000   First Industrial Realty Trust Inc.                        672,375
    7,000   Gables Residential Trust                                  150,500
   21,000   Highwoods Properties Inc.                                 559,125
   93,000   JP Realty Inc.                                          1,906,500
   52,900   The Macerich Co.                                        1,064,613
   20,000   Mitsubishi Estate Co. Ltd.                                213,213
    6,000   Regency Realty Corp.                                      102,000
   35,000   Saul Centers Inc.                                         503,125
    9,000   Shurgard Storage Centers Inc., Class A Shares             229,500
   13,000   Spieker Properties Inc.                                   315,250
   19,000   Storage USA Inc.                                          555,750
   48,100   Summit Properties Inc.                                    889,850
   20,000   Tucker Properties Corp.                                   185,000
   16,500   Weeks Corp.                                               379,500
--------------------------------------------------------------------------------
                                                                    9,170,451
--------------------------------------------------------------------------------
Retail -- 5.2%
   43,000   Home Depot Inc.                                         1,601,750
   82,300   Lowe's Cos., Inc.                                       2,222,100
   16,000   Melville Corp.                                            512,000
   10,500   Moovies Inc.*                                             171,938
   19,800   Sears, Roebuck & Co.                                      673,200
   36,000   Talbots Inc.                                              873,000
--------------------------------------------------------------------------------
                                                                    6,053,988
--------------------------------------------------------------------------------
Telecommunications -- 8.3%
  101,400   Airtouch Communication Inc.*                            2,889,900
   23,000   Cox Communications Inc., Class A Shares*                  431,250
   36,000   DSC Communications Corp.*                               1,332,000
    7,700   Mannesmann AG ADR                                       2,533,198
   24,000   MCI Communications Corp.                                  598,500
   30,000   Millicom International Cellular SA*                       990,000

                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Schedules of Investments (continued)                          October 31, 1995
--------------------------------------------------------------------------------

                            ALLIANCE GROWTH PORTFOLIO

SHARES                              SECURITY                            VALUE
================================================================================

Telecommunications -- 8.3% (continued)
   13,800   Rogers Cantel Mobile Communications Inc.,
             Class B Shares ADR                                     $ 286,350
    7,500   United States Cellular Corp.*                             258,750
   11,500   Vodafone Group PLC ADR                                    470,063
--------------------------------------------------------------------------------
                                                                    9,790,011
--------------------------------------------------------------------------------
Tobacco -- 6.2%
   18,400   Loews Corp.                                             2,697,900
   53,600   Philip Morris Cos., Inc.                                4,529,200
--------------------------------------------------------------------------------
                                                                    7,227,100
--------------------------------------------------------------------------------
Transportation -- 1.2%
   50,000   Pittston Services Group                                 1,375,000
--------------------------------------------------------------------------------
Utility-Gas -- 0.2%
    9,500   Renaissance Energy Ltd.*                                  209,247
--------------------------------------------------------------------------------
Utility-Telephone -- 3.0%
   88,800   Telephone & Data Systems Inc.                           3,552,000
--------------------------------------------------------------------------------
            TOTAL COMMON STOCKS (Cost -- $96,069,718)             104,144,986
================================================================================
PREFERRED CONVERTIBLE STOCKS --- 0.2%
Drugs -- 0.2%
   24,400   Gensia Parmaceuticals Inc. Exchangable $3.75+
            (Cost -- $441,975)                                        286,700
================================================================================

 FACE
AMOUNT                              SECURITY                            VALUE
================================================================================

CORPORATE BONDS -- 2.7%
Computers -- 1.8%
$1,300,000  3Com Corp., 10.250% due 11/1/01+                        2,068,625
--------------------------------------------------------------------------------
Electronics -- 0.9%
  775,000   Altera Corp., 5.750% due 6/15/02+                       1,050,125
--------------------------------------------------------------------------------
            TOTAL CORPORATE BONDS (Cost-- $2,774,046)               3,118,750
================================================================================
SHORT-TERM INVESTMENT -- 8.5%
10,000,000  Federal National Mortgage Association
            Discount Note, 5.630% due 11/7/95
            (Cost -- $9,990,617)                                    9,990,617
================================================================================
            TOTAL INVESTMENTS -- 100%
            (Cost -- $109,276,356)++                             $117,541,053
================================================================================

                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Schedules of Investments (continued)                          October 31, 1995
--------------------------------------------------------------------------------

                      AMERICAN CAPITAL ENTERPRISE PORTFOLIO

SHARES                              SECURITY                             VALUE
================================================================================

COMMON STOCKS -- 89.5%
Advertising -- 0.8%
    4,100   Omnicom Group Inc.                                       $ 261,888
--------------------------------------------------------------------------------
Aerospace/Defense -- 0.5%
    2,100   United Technologies Corp.                                  186,375
--------------------------------------------------------------------------------
Aluminum -- 0.4%
    2,700   Aluminum Co. of America                                    137,700
--------------------------------------------------------------------------------
Banking-Major -- 4.2%
    5,600   Bank America Corp.                                         322,000
    8,700   Bank of Boston Corp.                                       387,150
    2,600   Bank of New York Co. Inc.                                  109,200
    6,200   Chemical Banking Corp.                                     352,625
    4,100   Citicorp                                                   265,988
--------------------------------------------------------------------------------
                                                                     1,436,963
--------------------------------------------------------------------------------
Banking-Midsize -- 0.3%
    1,400   Baybanks Inc.                                              113,400
--------------------------------------------------------------------------------
Beverage-Soft Drink --1.7%
   11,300   Pepsico Inc.                                               596,075
--------------------------------------------------------------------------------
Broadcast Media and Cable Television -- 2.4%
    2,700   American Radio Systems Corp.                                60,750
    1,800   Citicasters Inc., Class A Shares                            55,575
    7,500   Cox Communications Inc., Class A Shares                    140,625
    6,500   Emmis Broadcasting Corp., Class A Shares                   172,250
    6,600   Evergreen Media Corp., Class A Shares                      179,850
    4,600   Viacom Inc., Class B Shares                                230,000
--------------------------------------------------------------------------------
                                                                       839,050
--------------------------------------------------------------------------------
Chemicals -- 3.3%
    3,700   Cytec Industries Inc.                                      202,575
    2,300   Hercules Inc.                                              122,763
    2,400   Monsanto Co.                                               251,400
   14,000   Praxair Inc.                                               378,000
    2,400   Sigma-Aldrich Corp.                                        114,000
    1,400   W.R. Grace & Co.                                            78,050
--------------------------------------------------------------------------------
                                                                     1,146,788
--------------------------------------------------------------------------------
Construction/Agricultural Equipment -- 0.4%
    2,200   Continental Homes Holding Corp.                             45,100
    2,700   Varity Corp.                                                97,875
--------------------------------------------------------------------------------
                                                                       142,975
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Schedules of Investments (continued)                          October 31, 1995
--------------------------------------------------------------------------------

                      AMERICAN CAPITAL ENTERPRISE PORTFOLIO

SHARES                              SECURITY                             VALUE
================================================================================

Electrical Products -- 0.8%
    4,300   SCI Systems Inc.                                        $  151,038
    4,500   Vishay Intertechnology Inc.                                158,625
--------------------------------------------------------------------------------
                                                                       309,663
--------------------------------------------------------------------------------
Energy-Oil & Gas -- 3.6%
    6,200   Exxon Corp.                                                473,525
    4,900   Mobil Oil Corp.                                            493,675
   10,800   Panhandle Eastern Corp.                                    272,700
--------------------------------------------------------------------------------
                                                                     1,239,900
--------------------------------------------------------------------------------
Energy-Oilfield Services -- 0.6%
   12,000   Smith International Inc.                                   192,000
--------------------------------------------------------------------------------
Entertainment -- 0.7%
    4,100   Walt Disney Co.                                            236,263
--------------------------------------------------------------------------------
Environmental Production/Services -- 1.0%
    9,000   United Waste Systems Inc.                                  355,500
--------------------------------------------------------------------------------
Financial Services -- 6.0%
    8,800   Federal National Mortgage Association                      922,900
    4,700   Franklin Resources Inc.                                    238,525
   18,600   Green Tree Financial Corp.                                 495,225
    8,400   Mercury Finance Co.                                        161,700
    3,800   SunAmerica Inc.                                            236,550
--------------------------------------------------------------------------------
                                                                     2,054,900
--------------------------------------------------------------------------------
Funeral Services -- 1.2%
   10,100   Service Corporation International                          405,263
--------------------------------------------------------------------------------
Gaming -- 1.0%
    4,900   Grand Casinos Inc.                                         194,775
    8,700   Trump Hotels & Casino Resort Inc.                          147,900
--------------------------------------------------------------------------------
                                                                       342,675
--------------------------------------------------------------------------------
Healthcare-Biotech -- 1.1%
    2,700   Amgen Inc.                                                 129,600
    4,300   Genzyme Corp. - General Division                           250,475
--------------------------------------------------------------------------------
                                                                       380,075
--------------------------------------------------------------------------------
Healthcare-Hospital/Medical Services -- 4.8%
    4,600   Columbia/HCA Healthcare Corp.                              225,975
    9,900   Community Health Systems Inc.                              314,325
    4,100   Guidant Corp.                                              131,200
    5,475   Health Management Association Inc., Class A Shares         117,713

                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Schedules of Investments (continued)                          October 31, 1995
--------------------------------------------------------------------------------

                      AMERICAN CAPITAL ENTERPRISE PORTFOLIO

SHARES                              SECURITY                             VALUE
================================================================================

Healthcare-Hospital/Medical Services -- 4.8% (continued)
   11,600   Lincare Holdings Inc.                                   $  288,550
    4,900   Medtronic Inc.                                             282,975
    3,000   Nellcor Puritan Bennett Inc.                               172,500
    3,500   Renal Treatment Centers Inc.                               126,000
--------------------------------------------------------------------------------
                                                                     1,659,238
--------------------------------------------------------------------------------
Healthcare-Pharmaceuticals -- 5.6%
    5,000   Johnson & Johnson                                          407,500
    4,500   Merck & Co., Inc.                                          258,750
    9,200   Schering-Plough Corp.                                      493,350
    9,600   Smithkline Beecham PLC ADR                                 498,000
    5,800   Watson Pharmaceuticals Inc.                                259,550
--------------------------------------------------------------------------------
                                                                     1,917,150
--------------------------------------------------------------------------------
Hotels/Motels -- 0.7%
    6,100   Marriott International Inc.                                224,938
--------------------------------------------------------------------------------
Insurance -- 3.2%
    2,300   Aetna Life & Casualty Co.                                  161,863
    9,600   Allstate Corp.                                             352,800
    5,000   Exel Limited                                               267,500
    5,800   Penncorp Financial Group Inc.                              138,475
    4,300   Reliastar Financial Corp.                                  179,525
--------------------------------------------------------------------------------
                                                                     1,100,163
--------------------------------------------------------------------------------
Machine-Diversified -- 0.4%
    4,600   Harnischfeger Industries Inc.                              144,900
--------------------------------------------------------------------------------
Manufacturing -- 1.7%
    4,900   Dover Corp.                                                193,550
    4,000   Greenfield Industries Inc.                                 120,000
    4,600   Illinois Tool Works Inc.                                   267,375
--------------------------------------------------------------------------------
                                                                       580,925
--------------------------------------------------------------------------------
Meat/Poultry/Fish -- 1.1%
   10,100   ConAgra Inc.                                               390,113
--------------------------------------------------------------------------------
Packaged Food and Goods -- 1.0%
    5,300   CPC International Inc.                                     351,788
--------------------------------------------------------------------------------
Paper Products & Containers -- 1.8%
    4,700   Bowater Inc.                                               207,975
    5,900   James River Corp. of Virginia                              189,538
    4,000   Scott Paper Co.                                            213,000
--------------------------------------------------------------------------------
                                                                       610,513
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Schedules of Investments (continued)                          October 31, 1995
--------------------------------------------------------------------------------

                      AMERICAN CAPITAL ENTERPRISE PORTFOLIO

SHARES                              SECURITY                             VALUE
================================================================================

Retail-Department/Discount -- 1.9%
    4,500   Consolidated Stores Corp.                               $  104,063
    8,100   Family Dollar Stores Inc.                                  123,525
    6,400   Federated Department Stores Inc.                           162,400
    7,900   Sears, Roebuck & Co.                                       268,600
--------------------------------------------------------------------------------
                                                                       658,588
--------------------------------------------------------------------------------
Retail-Specialty -- 2.6%
    4,600   Borders Group Inc.                                          78,775
   14,600   General Nutrition Companies Inc.                           363,175
    4,100   Nine West Group Inc.                                       182,450
   11,200   Officemax Inc.                                             277,200
--------------------------------------------------------------------------------
                                                                       901,600
--------------------------------------------------------------------------------
Retail-Food/Drugs -- 3.8%
   10,200   Eckerd Corp.                                               404,175
   12,800   Kroger Co.                                                 427,200
   10,500   Safeway Inc.                                               496,125
--------------------------------------------------------------------------------
                                                                     1,327,500
--------------------------------------------------------------------------------
Technology-Computers & Office Equipment -- 2.1%
    7,600   Compaq Computer Corp.                                      423,700
    6,500   Dell Computer Corp.                                        303,063
--------------------------------------------------------------------------------
                                                                       726,763
--------------------------------------------------------------------------------
Technology-Computer Software -- 5.3%
    3,150   Cadence Design Systems Inc.                                101,588
    9,100   Computer Associates International, Inc.                    500,500
    2,200   First Data Corp.                                           145,475
    2,700   Medic Computer Systems Inc.                                143,775
    5,400   Microsoft Corp.                                            540,000
    1,900   Sybase Inc.                                                 74,575
   13,000   Symantec Corp.                                             316,063
--------------------------------------------------------------------------------
                                                                     1,821,976
--------------------------------------------------------------------------------
Technology-Peripherals -- 1.8%
    4,900   Adaptec Inc.                                               218,050
    3,000   Komag Inc.                                                 171,000
    4,000   Oak Technology Inc.                                        219,000
--------------------------------------------------------------------------------
                                                                       608,050
--------------------------------------------------------------------------------
Technology-Precision Instruments -- 1.0%
    4,200   Applied Materials Inc.                                     210,525
    3,700   Teradyne Inc.                                              123,488
--------------------------------------------------------------------------------
                                                                       334,013
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Schedules of Investments (continued)                          October 31, 1995
--------------------------------------------------------------------------------

                      AMERICAN CAPITAL ENTERPRISE PORTFOLIO

SHARES                              SECURITY                             VALUE
================================================================================

Technology-Semiconductors -- 5.9%
    2,300   Altera Corp.                                            $  139,150
    4,100   Analog Devices Inc.                                        148,113
    3,000   Intel Corp.                                                209,625
    8,100   International Rectifier Inc.                               365,513
    3,700   Linear Technology Corp.                                    161,875
    5,200   LSI Logic Corp.                                            245,050
    2,400   Micron Technology, Inc.                                    169,500
    8,800   National Semiconductors Corp.                              214,500
    3,700   SGS-Thomson Microelectronics NV                            167,425
    2,400   Texas Instruments Inc.                                     163,800
    2,400   VLSI Technology Inc.                                        56,400
--------------------------------------------------------------------------------
                                                                     2,040,951
--------------------------------------------------------------------------------
Technology-Telecommunications Equipment -- 3.2%
    4,100   Bay Networks Inc.                                          271,625
    5,300   Cisco Systems Inc.                                         410,750
    5,700   3Com Corp.                                                 267,900
    1,600   U.S. Robotics Corp.                                        148,000
--------------------------------------------------------------------------------
                                                                     1,098,275
--------------------------------------------------------------------------------
Tobacco -- 4.3%
   17,400   Philip Morris Cos. Inc.                                  1,470,300
--------------------------------------------------------------------------------
Transportation-Rail -- 1.4%
    2,700   Conrail Inc.                                               185,625
    7,900   Illinois Central Corp., Series A                           302,175
--------------------------------------------------------------------------------
                                                                       487,800
--------------------------------------------------------------------------------
Utilities-Cellular -- 1.1%
    6,900   Cellular Communications Inc.                               370,013
--------------------------------------------------------------------------------
Utilities-Telephone -- 4.8%
    2,800   American Telephone & Telegraph Corp.                       179,200
    4,800   Frontier Corp.                                             129,600
   21,300   MCI Communications Corp.                                   531,169
    9,900   Sprint Corp.                                               381,150
   13,800   Worldcom Inc.                                              450,225
--------------------------------------------------------------------------------
                                                                     1,671,334
--------------------------------------------------------------------------------
            TOTAL COMMON STOCKS (Cost -- $29,534,890)               30,874,344
================================================================================

                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Schedules of Investments (continued)                          October 31, 1995
--------------------------------------------------------------------------------

                      AMERICAN CAPITAL ENTERPRISE PORTFOLIO
 FACE
AMOUNT                              SECURITY                             VALUE
================================================================================

SHORT-TERM INVESTMENTS -- 10.5%
$ 270,000   FNMA Discount Notes, 5.700% due 11/2/95                $   269,957
   40,000   U.S. Treasury Bill, 5.380% due 11/2/95                      39,994
  280,000   U.S. Treasury Bill, 5.120% due 11/24/95                    279,084
   70,000   U.S. Treasury Bill, 5.220% due 11/30/95                     69,710
  390,000   U.S. Treasury Bill, 5.250% due 12/7/95                     387,960
  150,000   U.S. Treasury Bill, 6.500% due 12/14/95                    149,088
  310,000   U.S. Treasury Bill, 5.120% due 12/28/95                    307,412
  140,000   U.S. Treasury Bill, 5.220% due 1/11/96                     138,520
1,270,000   U.S. Treasury Bill, 5.205% due 1/18/96                   1,255,306
  720,000   U.S. Treasury Bill, 5.250% due 1/25/96                     710,935
--------------------------------------------------------------------------------
            TOTAL SHORT-TERM INVESTMENTS
            (Cost -- $3,608,597)                                     3,607,966
================================================================================
            TOTAL INVESTMENTS -- 100%
            (Cost -- $33,143,487)++                                $34,482,310
================================================================================

 *   Non-income producing security.

 +   Security exempt from registration  under Rule 144A of the Securities Act of
     1933.  These   securities  may  be  resold  in  transactions   exempt  from
     registration, normally to qualified institutional buyers.

++   Aggregate cost for Federal income tax purposes is substantially the same.



                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities                          October 31, 1995
--------------------------------------------------------------------------------

                                                     SB                         American
                                                   Income         Alliance       Capital
                                                 and Growth        Growth       Enterprise
                                                  Portfolio       Portfolio      Portfolio
===========================================================================================

ASSETS:
   Investments, at value (Cost - $37,411,985,
    $109,276,356 and $33,143,487, respectively)  $39,963,089    $117,541,053    $34,482,310
   Cash                                                  899         197,773         13,299
   Receivable for securities sold                    738,660         388,611      1,739,011
   Receivable for Fund shares sold                   246,140         460,847        227,474
   Dividends and interest receivable                  52,013         120,134         10,539
-------------------------------------------------------------------------------------------
   Total Assets                                   41,000,801     118,708,418     36,472,633
-------------------------------------------------------------------------------------------

LIABILITIES:
   Payable for securities purchased                1,523,898       6,737,351      3,930,496
   Management fees payable                            78,886         337,425         41,601
   Accrued expenses and other liabilities             34,490          60,794         53,574
-------------------------------------------------------------------------------------------
   Total Liabilities                               1,637,274       7,135,570      4,025,671
-------------------------------------------------------------------------------------------
Total Net Assets                                 $39,363,527    $111,572,848    $32,446,962
===========================================================================================

NET ASSETS:
   Par value of capital shares                   $        33    $         84    $        25
   Capital paid in excess of par value            36,115,696      99,364,295     29,772,510
   Undistributed net investment income               496,837         659,256         86,951
   Accumulated net realized gain on
    security transactions                            199,857       3,284,516      1,248,653
   Net unrealized appreciation of investments      2,551,104        8,264,69      1,338,823
-------------------------------------------------------------------------------------------
Total Net Assets                                 $39,363,527    $111,572,848    $32,446,962
===========================================================================================
Shares Outstanding                                 3,247,299       8,404,307      2,516,871
-------------------------------------------------------------------------------------------
Net Asset Value                                  $     12.12    $      13.28    $     12.89
-------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Statements of Operations                     For the Year Ended October 31, 1995
--------------------------------------------------------------------------------

                                                     SB                         American
                                                   Income         Alliance       Capital
                                                 and Growth        Growth       Enterprise
                                                  Portfolio       Portfolio      Portfolio
===========================================================================================

INVESTMENT INCOME:
   Dividends                                     $   534,998    $    905,992    $   143,241
   Interest                                           94,486         233,685         59,936
   Less: Foreign withholding tax                        --             9,946           --
-------------------------------------------------------------------------------------------
   Total Investment Income                           629,484       1,129,731        203,177
-------------------------------------------------------------------------------------------

EXPENSES:
   Management fees (Note 2)                          116,605         421,756         93,346
   Registration fees                                  15,000          29,000         10,000
   Audit and legal                                    14,000          18,000         13,000
   Shareholder communications                         10,000           8,000         11,000
   Shareholder and system servicing fees               6,017           9,000          8,000
   Custody                                             4,000           9,700         26,000
   Directors' fees                                     3,663           5,350          4,000
   Other                                               3,000           8,000          3,000
-------------------------------------------------------------------------------------------
   Total Expenses                                    172,285         508,806        168,346
   Less: Management fee waiver                        37,719          34,331         51,745
-------------------------------------------------------------------------------------------
   Net Expenses                                      134,566         474,475        116,601
-------------------------------------------------------------------------------------------
Net Investment Income                                494,918         655,256         86,576
-------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS AND
FOREIGN CURRENCIES (NOTE3):
   Realized Gain From:
    Security transactions
     (excluding short-term securities)               208,200       3,284,516      1,248,678
    Foreign currency transactions                       --             1,559           --
-------------------------------------------------------------------------------------------
   Net Realized Gain
    and Foreign Currencies                           208,200       3,286,075      1,248,678
-------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation
    of Investments:
     Beginning of year                                13,317         517,420        191,825
     End of year                                   2,551,104       8,264,697      1,338,823
-------------------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation         2,537,787       7,747,277      1,146,998
-------------------------------------------------------------------------------------------
Net Gain on Investments
 and Foreign Currencies                            2,745,987      11,033,352      2,395,676
-------------------------------------------------------------------------------------------
Increase in Net Assets From Operations           $ 3,240,905    $ 11,688,608    $ 2,482,252
===========================================================================================


                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Year Ended October 31, 1995
and the Period Ended October 31, 1994

                                                               SB Income
                                                          and Growth Portfolio
                                                      --------------------------
                                                          1995           1994(a)
================================================================================

OPERATIONS:
  Net investment income                             $    494,918    $    51,610
  Net realized gain (loss)                               208,200         (8,343)
  Increase in net unrealized appreciation              2,537,787         13,317
-------------------------------------------------------------------------------
  Increase in Net Assets From Operations               3,240,905         56,584
-------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                  (51,640)          --
-------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                         (51,640)          --
-------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sales of shares                   30,321,187      9,406,035
  Net asset value of shares issued for
   reinvestment of dividends                              51,640           --
  Cost of shares reacquired                             (575,314)    (3,085,870)
-------------------------------------------------------------------------------
  Increase in Net Assets From
   Fund Share Transactions                            29,797,513      6,320,165
-------------------------------------------------------------------------------
Increase in Net Assets                                32,986,778      6,376,749

NET ASSETS:
  Beginning of year                                    6,376,749           --
-------------------------------------------------------------------------------
  End of year*                                      $ 39,363,527    $ 6,376,749
===============================================================================
* Includes undistributed net investment income of:  $    496,837    $    51,610
===============================================================================

(a) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------
For the Year Ended October 31, 1995
and the Period Ended October 31, 1994

                                                          Alliance Growth
                                                             Portfolio
                                                    ---------------------------

                                                        1995            1994(a)
================================================================================

OPERATIONS:
  Net investment income                           $     655,256    $     50,869
  Net realized gain                                   3,286,075         231,524
  Increase in net unrealized appreciation             7,747,277         517,420
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations             11,688,608         799,813
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                 (50,811)           --
  Net realized gains                                   (231,524)           --
--------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                       (282,335)           --
--------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sales of shares                  83,125,087      17,018,599
  Net asset value of shares issued for
   reinvestment of dividends                            282,335            --
  Cost of shares reacquired                            (326,769)       (732,490)
--------------------------------------------------------------------------------
  Increase in Net Assets From
   Fund Share Transactions                           83,080,653      16,286,109
--------------------------------------------------------------------------------
Increase in Net Assets                               94,486,926      17,085,922

NET ASSETS:
  Beginning of year                                  17,085,922            --
--------------------------------------------------------------------------------
  End of year*                                    $ 111,572,848    $ 17,085,922
--------------------------------------------------------------------------------
*Includes undistributed net investment income of: $     659,256    $     50,869
================================================================================

(a) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------
For the Year Ended October 31, 1995
and the Period Ended October 31, 1994

                                                           American Capital
                                                         Enterprise Portfolio
                                                    ---------------------------
                                                        1995            1994(a)
================================================================================

OPERATIONS:
  Net investment income                             $     86,576    $    13,182
  Net realized gain                                    1,248,678         16,732
  Increase in net unrealized appreciation              1,146,998        191,825
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations               2,482,252        221,739
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                  (13,157)          --
  Net realized gains                                     (16,757)          --
--------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                         (29,914)          --
--------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sales of shares                   26,651,648      6,315,439
  Net asset value of shares issued for
   reinvestment of dividends                              29,914           --
  Cost of shares reacquired                           (2,420,846)      (803,270)
--------------------------------------------------------------------------------
  Increase in Net Assets From
   Fund Share Transactions                            24,260,716      5,512,169
--------------------------------------------------------------------------------
Increase in Net Assets                                26,713,054      5,733,908

NET ASSETS:
  Beginning of year                                    5,733,908           --
--------------------------------------------------------------------------------
  End of year*                                      $ 32,446,962    $ 5,733,908
================================================================================
* Includes undistributed net investment income of:  $     86,951    $    13,182
================================================================================

(a) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

                       See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney Income and Growth, Alliance Growth and American Capital Enterprise Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney/Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and nine other separate investment portfolios: AIM Capital Appreciation, Smith Barney International Equity, Smith Barney Pacific Basin, TBC Managed Income, Putnam Diversified Income, G.T. Global Strategic Income, Smith Barney High Income, MFS Total Return and Smith Barney Money Market Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) securities transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. Government and Government Agency obligations are valued at the mean between bid and asked prices; short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; short-term investments that have a maturity of 60 days or less are valued at cost plus accreted discount, or minus amortized premium, as applicable; (c) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) direct expenses are charged to each Portfolio; (f) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(g) in accordance with the Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies, book and tax differences relating to shareholder distributions and other permanent book and tax differences have been reclassified to undistributed net investment income. As of October 31, 1995, the cumulative effect of such differences, totaling $1,949, $2,383 and $350 were reclassified to undistributed net investment income for the Smith Barney Income and Growth, Alliance Growth and American Capital Enterprise

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Portfolios from paid-in capital, respectively. Net investment income, net realized gains, and net assets were not affected by this change; and (h) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

     2. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH
     AFFILIATED PERSONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager of the Fund. The Smith Barney Income and Growth ("SBIG"), Alliance Growth ("AGP") and American Capital Enterprise Portfolios ("ACEP") pay SBMFM a management fee calculated at an annual rate of 0.65%, 0.80%, and 0.70% of the average daily net assets of each Portfolio, respectively. All fees are calculated daily and paid monthly. SBMFM waived a portion of its management fees for each of the Portfolios for the year ended October 31, 1995.

     SBMFM has entered into sub-advisory agreements with Alliance Capital Management L.P. ("Alliance Capital") and American Capital Asset Management, Inc. ("ACAM"). Pursuant to each sub-advisory agreement, Alliance Capital and ACAM are responsible for the day-to-day portfolio operations and investment decisions for AGP and ACEP, respectively. As a result, SBMFM will pay Alliance Capital and ACAM a monthly fee calculated at the annual rate of 0.375% and 0.325% of the average daily net assets of AGP and ACEP, respectively.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the year ended October 31, 1995, SB received brokerage commissions of $271,821.

     All officers and two Directors of the Fund are employees of SB.

     3. INVESTMENTS

     During the year ended October 31, 1995, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were:
                                           SB                        American
                                       Income and     Alliance        Capital
                                         Growth        Growth       Enterprise
================================================================================
Purchases                             $34,786,269   $119,964,048   $46,626,467
--------------------------------------------------------------------------------
Sales                                   6,482,473     39,546,095    23,616,569
================================================================================

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     At October 31, 1995, net unrealized appreciation of investments for Federal income tax purposes consisted of the following:

                                           SB                        American
                                       Income and      Alliance       Capital
                                         Growth         Growth      Enterprise
================================================================================

Gross unrealized appreciation          $3,014,354   $11,862,717    $1,786,442
Gross unrealized depreciation            (463,250)   (3,598,020)     (447,619)
--------------------------------------------------------------------------------
Net unrealized appreciation            $2,551,104    $8,264,697    $1,338,823
================================================================================


     4. REPURCHASE AGREEMENTS

     The Portfolios purchase (and its custodian takes possession of) U.S. Government Securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5. CAPITAL SHARES

     At October 31, 1995, the Fund had six billion shares of $0.00001 par value capital stock authorized. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

                                             Year Ended         Period Ended
                                          October 31, 1995   October 31, 1994(a)
================================================================================
SB Income and Growth
Shares sold                                   2,665,475           933,456
Shares issued on reinvestment                     5,253              --
Shares redeemed                                 (52,420)         (304,465)
--------------------------------------------------------------------------------
Net Increase                                  2,618,308           628,991
================================================================================
Alliance Growth
Shares sold                                   6,799,083         1,675,745
Shares issued on reinvestment                    27,438              --
Shares redeemed                                 (26,705)          (71,254)
--------------------------------------------------------------------------------
Net Increase                                  6,799,816         1,604,491
================================================================================
American Capital Enterprise
Shares sold                                   2,171,971           631,869
Shares issued on reinvestment                     2,968              --
Shares redeemed                                (210,523)          (79,414)
--------------------------------------------------------------------------------
Net Increase                                  1,964,416           552,455
================================================================================

(a) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year:

SB Income and Growth Portfolio                     1995              1994(1)
================================================================================

Net Asset Value, Beginning of Year            $    10.14        $    10.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income(2)                          0.28              0.11
  Net realized and unrealized gain                  1.76              0.03
--------------------------------------------------------------------------------
Total Income From Operations                        2.04              0.14
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.06)             --
--------------------------------------------------------------------------------
Total Distributions                                (0.06)             --
--------------------------------------------------------------------------------
Net Asset Value, End of Year                  $    12.12        $    10.14
--------------------------------------------------------------------------------
Total Return                                       20.21%             1.40%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $   39,364        $    6,377
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                       0.73%             0.73%+
  Net investment income                             2.70              2.82+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                            38.39%             2.17%
================================================================================
Average commissions paid on
  equity security transactions(3)             $     0.07              --
================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

(2) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $13,120 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                   Expense Ratios
                        Per Share Decreases      Without Fee Waivers
                     in Net Investment Income     and Reimbursement
                     ------------------------    ------------------
     1995                     $0.02                    0.94%
     1994                      0.05                    2.08+

(3) Due to new SEC disclosure guidelines, average commissions per share are calculated only for the current year and not for the prior period.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year:

Alliance Growth Portfolio                        1995              1994(1)
================================================================================

Net Asset Value, Beginning of Year          $    10.65        $    10.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income(2)                        0.14              0.06
  Net realized and unrealized gain                2.61              0.59
--------------------------------------------------------------------------------
Total Income From Operations                      2.75              0.65
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.02)             --
  Net realized gains                             (0.10)             --
--------------------------------------------------------------------------------
Total Distributions                              (0.12)             --
--------------------------------------------------------------------------------
Net Asset Value, End of Year                $    13.28        $    10.65
--------------------------------------------------------------------------------
Total Return                                     26.19%             6.50%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $  111,573        $   17,086
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                     0.90%             0.88%+
  Net investment income                           1.24              1.47+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                          77.66%            36.66%
================================================================================

Average commissions paid on
  equity security transactions(3)           $     0.06              --
================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

(2) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $3,500 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                   Expense Ratios
                        Per Share Decreases      Without Fee Waivers
                     in Net Investment Income     and Reimbursement
                     ------------------------    -------------------
     1995                     $0.01                    0.97%
     1994                      0.03                    1.76+

(3) Due to new SEC disclosure guidelines, average commissions per share are calculated only for the current year and not for the prior period.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

Smith Barney/Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year:

American Capital Enterprise Portfolio            1995              1994(1)
================================================================================

Net Asset Value, Beginning of Year          $    10.38        $    10.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income(2)                        0.03              0.03
  Net realized and unrealized gain                2.53              0.35
--------------------------------------------------------------------------------
Total Income From Operations                      2.56              0.38
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.02)             --
  Net realized gains                             (0.03)             --
--------------------------------------------------------------------------------
Total Distributions                              (0.05)             --
--------------------------------------------------------------------------------
Net Asset Value, End of Year                $    12.89        $    10.38
--------------------------------------------------------------------------------
Total Return                                     24.74%             3.80%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $   32,447        $    5,734
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                     0.88%             0.84%+
  Net investment income                           0.65              0.79+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                         180.26%            54.74%
================================================================================

Average commissions paid on
  equity security transactions(3)           $     0.05              --
================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

(2) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $19,007 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                   Expense Ratios
                        Per Share Decreases      Without Fee Waivers
                     in Net Investment Income     and Reimbursement
                        ------------------         ---------------
     1995                     $0.06                    1.26%
     1994                      0.07                    2.66+

(3) Due to new SEC disclosure guidelines, average commissions per share are calculated only for the current year and not for the prior period.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

Smith Barney Travelers Series Fund, Inc.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney/Travelers Series Fund Inc.:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney Income and Growth, Alliance Growth and American Capital Enterprise Portfolios of Smith Barney/Travelers Series Fund Inc. as of October 31, 1995, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from June 16, 1994 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Income and Growth, Alliance Growth and American Capital Enterprise Portfolios of Smith Barney/Travelers Series Fund Inc. as of October 31, 1995, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the year then ended and for the period from June 16, 1994 to October 31, 1994, in conformity with generally accepted accounting principles.


                    /s/KPMG Peat Marwick LLP

New York, New York
December 12, 1995

                                                                    SMITH BARNEY
                                               A Member of TravelersGroup [LOGO]

Smith Barney/Travelers
Series Fund Inc.

Directors
Victor K. Atkins
Robert A. Belfer
Jessica M. Bibliowicz
Alger B. Chapman
Robert A. Frankel
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman
James M. Shuart

Officers
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President and Treasurer

John C. Bianchi
Vice President

James B. Conheady
Vice President

Martin Hanley
Vice President

Jeffrey J. Russell
Vice President

Bruce D. Sargent
Vice President

Phyllis Zahorodny
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Manager
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank

Annuity Administration
Travelers Annuity Investor Services
5 State House Square
1 Tower Square
Hartford, CT 06183

This report is submitted for the general information of the shareholders of Smith Barney/Travelers Series Fund Inc. --Smith Barney Income and Growth, Alliance Growth and American Capital Enterprise Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.




Smith Barney/Travelers
Series Fund Inc.
388 Greenwich Street
New York, New York 10013



IN0251 12/95

A N N U A L  R E P O R T


1995
1995
1995
1995
1995

        Smih Barney/Travelers
        Series Fund Inc.
        Smith Barney High Income
        Portfolio

        Putnam Diversified Income
        Portfolio

        -------------------------------

        October 31, 1995


 [LOGO] Smith Barney Mutual Funds
        Inveting for your future.
        Every Day.

--------------------------------------------------------------------------------
Smith Barney High Income and
Putnam Diversified Income Portfolios
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the annual report for the Smith Barney/Travelers Series Fund Inc. for the period ended October 31, 1995. This report covers the Smith Barney High Income and Putnam Diversified Income Portfolios. For your convenience, we have summarized this period's prevailing economic and market conditions below and outlined the portfolio strategies employed during this time. A more detailed summary of performance and current holdings can be found in the appropriate sections that follow in the annual report.

Portfolio Highlights
Smith Barney High Income Portfolio

The high yield market has generated strong results and has recently outperformed the other major fixed income markets. Fixed income investors continued to become more comfortable with the economic slowdown and its positive implications for inflation rates. High yield total returns for the three months ended October 31, 1995 were in the range of 2.80% to 3.00% and 15.00% to 16.00% for the twelve months ended October 31, 1995. The Salomon Brothers Broad Index was 3.46% and 15.69%. (The Salomon Brothers Broad Index is one of the most comprehensive investment-grade bond indices.) The Smith Barney High Income Portfolio's performance returns were competitive with the high yield market averages during these time periods.

We continued to maintain a more conservative credit profile in the third quarter, adding stronger B-rated and BB-rated issues. We believe the ongoing, slower-growth economic environment will continue to present a difficult challenge for a number of companies that are overleveraged and in relatively weaker competitive positions within their respective industries. We have continued to redirect our emphasis away from consumer-sensitive sectors, including retail, textile/apparel, and automobile/trucking, towards cable TV, wireless communications and media, given their strong growth prospects over the next several years. As a result of this repositioning of the Portfolio as well as continued cash subscriptions into it, our cash position has remained temporarily higher during the past several months. Our goal is to be fully invested by the end of the fourth quarter in anticipation of strengthening bond market conditions in the final weeks of 1995 and early 1996.

Given our outlook for modest economic growth with contained inflation, we expect additional declines in short-term interest rates and are looking for modest declines in long-term interest rates, with 6.0% a reasonable target for the 30-year Treasury bond by the end of 1995. In this slower-growth economic environment, we will continue to carefully control overall credit risk by emphasizing the stronger, higher-rated issues.

Putnam Diversified Income Portfolio

Market conditions were extremely favorable for the Putnam Diversified Income Portfolio for most of its fiscal year ended October 31, 1995. The U.S. Treasury market experienced an extraordinary rally in 1995 and carried most of the world's fixed income markets along with it. The 30-year Treasury bond returned 29.5% during the fiscal year, while the 10-year Treasury returned 30%. This tremendous run in U.S. Treasury bonds occurred against a backdrop of slowing growth and very low inflation. The Federal Reserve changed to a policy of reducing interest rates in July and December as a result of these trends. Corporate profits remained strong throughout this period.

Deflation and slow growth were common themes throughout the world, fueling rallies in a number of foreign bond markets. Currencies were extremely volatile during the time, but wound up relatively unchanged from last year.

The Putnam Diversified Income Portfolio returned 13.55% for the year ended October 31, 1995. The Portfolio benefitted from very strong performances from both its high-yield and U.S. government-sleeves. The Portfolio's international sleeve lagged in the first half for the fiscal year, but performed better in the second half as our holdings in peripheral European countries and our long duration helped enhance returns. Our U.S. dollar hedges detracted from performance early in the year, but helped to boost performance in the summer as the U.S. dollar rallied sharply.

Asset allocation decisions had less of an impact on returns this year than in some years past as all three sectors posted similar returns for the year. However, the timing of these returns did differ, and the Portfolio was successful in capturing the strong outperformance of the U.S. Treasury sector in the last half of the fiscal year. In addition, the fact that the Portfolio was underweighted in the international sector, the weakest sector during the time period covered by this report, helped performance as well.

The Portfolio also maintained a neutral-to-overweighted exposure to the high yield market throughout the year. The following is a summary of the Putnam Diversified Portfolio's allocation of assets throughout the year.

                                 10/31/94      4/30/95      10/31/95
                                 --------      -------      --------
High Yield                        40.0%         32.9%        36.1%
U.S. Government                   27.3%         37.7%        35.7%
International                     32.7%         29.4%        28.2%

The strategy for the Portfolio is to manage the asset allocation process in order to capture opportunities that are taking place among the various sectors while trying to remain well diversified. This past year, the Portfolio was positioned for a late business cycle, slower-growth environment.

We anticipate maintaining the Portfolio's current asset allocation for the foreseeable future (i.e., an overweighting in the high yield and U.S. government sectors and an underweighting in the international sector). We believe our current asset allocation decisions are appropriate given our ongoing concerns that the U.S. dollar will remain strong. In addition, because we expect that the economy will continue to grow moderately and the Federal Reserve will maintain a bias toward lower interest rates, we feel comfortable maintaining an overweighted position in the high yield sector. (As a side note, we are entering a period of seasonal strength in the high yield market.) We also are comfortable with the Portfolio's overweighting in the U.S. government sector because of possible progress on the federal budget deficit and our expectations that inflation should remain low.

As this time, we would like to thank you for your continued participation in the Smith Barney High Income and Putnam Diversified Income Portfolios and for your ongoing confidence in our investment management approach.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman and Chief Executive Officer

November 14, 1995

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Historical Performance -- High Income Portfolio
--------------------------------------------------------------------------------

                                  Net Asset Value
                          -------------------------
                          Beginning           End        Income          Total
Year Ended                 of Year          of Year     Dividends       Returns+
----------                ---------         -------     ---------       --------
10/31/95                   $10.07           $11.26        $0.22          14.30%
6/16/94*-10/31/94           10.00            10.07         0.00           0.70++
                                                          -----
Total                                                     $0.22
                                                          =====

--------------------------------------------------------------------------------
Historical Performance -- Putnam Diversified Income Portfolio
--------------------------------------------------------------------------------

                               Net Asset Value
                          -------------------------
                          Beginning          End          Income         Total
Year Ended                 of Year          of Year      Dividends      Returns+
----------                ---------         -------     ---------       --------
10/31/95                   $10.18           $11.46         $0.09          13.55%
6/16/94*-10/31/94           10.00            10.18          0.00           1.80++
                                                           -----
Total                                                      $0.09
                                                           =====

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Average Annual Total Return +
--------------------------------------------------------------------------------

                                                               Putnam
                                               High          Diversified
                                              Income           Income
                                             Portfolio        Portfolio
                                             ---------       -----------
Year Ended 10/31/95                           14.30%           13.55%
6/16/94* through 10/31/95                     10.77            11.11
Cumulative Total Return +

--------------------------------------------------------------------------------
Cumulative Total Return +
--------------------------------------------------------------------------------

                                                               Putnam
                                               High          Diversified
                                              Income           Income
                                             Portfolio        Portfolio
                                             ---------       -----------
6/16/94* through 10/31/95                     15.10%           15.60%

  + Assumes the reinvestment of all dividends and capital gains distributions. ++ Total return is not annualized, as it may not be representative of the total return for the year.
  * Commencement of operations.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                 Growth of $10,000 Invested in Shares of the
            Smith Barney High Income Portfolio vs. Salomon Brothers
                        Intermediate High Yield Index+
                                  (unaudited)
--------------------------------------------------------------------------------
                           June 1994 -- October 1995


                             [GRAPH APPEARS HERE]

                              Smith Barney         Salomon Brothers
                               High Income           Intermediate
                                Portfolio          High Yield Index
                              ------------         ----------------
      June 16, 1994             10,000.00             10,000.00
July 1994                       10,080.00             10,024.00
October 1994                    10,180.00             10,146.59
January 1995                    10,248.50             10,902.38
April 1995                      10,783.10             10,642.06
July 1995                       11,247.10             11,279.79
October 1995                    11,559.80             11,599.26

+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney
  High Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1995. The Salomon Brothers Intermediate High Yield Index is comprised of 434 issues, both cash-pay and deferred interest bonds with a remaining maturity of at least seven years, but less than ten years. The bonds are all public, non-convertible issues with at least $50 million outstanding. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                  Growth of $10,000 Invested in Shares of the
            Putnam Diversified Income Portfolio vs. Lehman Brothers
                Aggregate Bond Index and the Salomon Brothers
                     Non-U.S. World Government Bond Index+
                                  (unaudited)
--------------------------------------------------------------------------------
                           June 1994 -- October 1995


                             [GRAPH APPEARS HERE]

                                            Salomon Brothers
                                             Non-U.S. World   Lehman Brothers
                         Putnam Diversified    Government        Aggregate
                          Income Portfolio     Bond Index       Bond Index
                         ------------------ ----------------  ---------------
       June 16, 1994          10,000.00         10,000.00        10,000.00
July 1994                     10,080.00         10,121.00        10,000.00
October 1994                  10,180.00         10,288.21        10,061.13
January 1995                  10,248.50         10,346.69        10,099.17
April 1995                    10,783.10         11,840.09        10,608.57
July 1995                     11,247.10         12,418.89        11,254.96
October 1995                  11,559.80         12,116.64        11,476.33

+ Hypothetical illustration of $10,000 invested in shares of the Putnam
  Diversified Income Portfolio on June 16, 1994, assuming reinvestment of dividends and capital gains, if any, at net asset value (commencement of operations) through October 31, 1995. The Lehman Brothers Aggregate Bond Index is comprised of over 6,500 issues of U.S. Treasuries, Agencies, Corporate Bonds and Mortgage-Backed Securities. The Salomon Brothers Non-U.S. World Government Bond Index is comprised of fixed rate bonds with a maturity of one year or longer, and at least $25 million outstanding. The index includes securities from 10 countries, providing a comprehensive measure of the total return performance of the domestic bond markets in each country included, as well as the ten combined countries. These indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments                                        October 31, 1995
--------------------------------------------------------------------------------

                      SMITH BARNEY HIGH INCOME PORTFOLIO

   FACE
  AMOUNT     RATING                        SECURITY                                                         VALUE
--------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 81.9%
                        Aerospace/Defense -- 1.1%
$  250,000    B         Tracor Inc., Sr. Sub. Notes, 10.875% due 8/15/01                                 $   260,625
--------------------------------------------------------------------------------------------------------------------
Automobile -- 1.1%
                        Harvard Industries Inc., Sr. Notes:
   100,000    B+          12.000% due 7/15/04                                                                105,250
   150,000    B+          11.125% due 8/1/05+                                                                152,437
--------------------------------------------------------------------------------------------------------------------
                                                                                                             257,687
--------------------------------------------------------------------------------------------------------------------
Broadcasting -- 17.0%
   175,000    B-        Alliance Entertainment, Sr. Sub. Notes, 11.250%
                          due 7/15/05+                                                                       176,531
   600,000    CCC       Australis Media Limited, Sr. Discount Notes, step bond
                          to yield 13.247% due 5/15/03                                                       438,000
                        Bell Cablemedia PLC, Sr. Discounts Notes:
   250,000    BB-         Step bond to yield 11.950% due 7/15/04                                             170,625
   775,000    BB-         Step bond to yield 11.686% due 9/15/05+                                            470,813
   200,000    B         Cablevision Systems Corporation, Sr. Sub. Debentures,
                          9.875% due 2/15/13                                                                 210,500
   225,000    BB-       Continental Cablevision, Inc., Sr. Sub. Notes,
                          11.000% due 6/1/07                                                                 251,719
                        Marcus Cable Co.:
   250,000    B           Sr. Debentures, 11.875% due 10/1/05                                                255,000
   450,000    B+          Sr. Discount Notes, step bond to yield
                            11.738% due 8/1/04                                                               312,750
   425,000    B         NWCG Holding Corp., Sr. Discount Notes,
                          zero coupon due 6/15/99                                                            286,875
                        Rogers Cablesystems:
   150,000    BB+         Sr. Secured Debentures, 10.125% due 9/1/12                                         156,000
   450,000    BB-         Sr. Debentures, 10.875% due 4/15/04                                                471,375
   300,000    BB-       SCI Television, Sr. Notes, 11.000% due 6/30/05                                       319,875
   300,000    B+        Videotron Holdings PLC, Sr. Discount Notes, step bond to
                          yield 10.979% due 8/15/05                                                          180,000
   150,000    B-        Wireless One Inc., Sr. Notes, 13.000% due 10/15/03                                   155,250
--------------------------------------------------------------------------------------------------------------------
                                                                                                           3,855,313
--------------------------------------------------------------------------------------------------------------------
Building/Construction -- 1.7%
   350,000    BB-       American Standard Inc., Sr. Debentures,
                          11.375% due 5/15/04                                                                388,938
--------------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------

                      SMITH BARNEY HIGH INCOME PORTFOLIO

   FACE
  AMOUNT     RATING                        SECURITY                                                         VALUE
--------------------------------------------------------------------------------------------------------------------
Chemicals -- 2.5%
$  420,000    B         NL Industries Inc., Sr. Secured Notes, 11.750%
                          due 10/15/03                                                                   $   448,350
   100,000    B+        Terra Industries, Inc., Sr. Notes, Series B, 10.500%
                          due 6/15/05+                                                                       107,750
--------------------------------------------------------------------------------------------------------------------
                                                                                                             556,100
--------------------------------------------------------------------------------------------------------------------
Communications -- 8.5%
   200,000    CCC-      Dial Call Communications, Inc., Sr. Discount Notes,
                          step bond to yield 12.034% due 4/15/04                                             107,500
   350,000    B-        Metrocall Inc., Sr. Sub. Notes, 10.375% due 10/1/07                                  360,063
   300,000    CCC-      Nextel Communications, Sr. Discount Notes,
                          step bond to yield 11.780% due 8/15/04+                                            153,000
   275,000    NR        Pagemart Inc., Sr. Discount Notes, step bond to yield
                          11.643% due 11/1/03+                                                               198,688
   250,000    B         Paging Network, Sr. Sub. Notes, 10.125% due 8/1/07                                   266,250
   800,000    BB        Telewest Communications, Debentures,
                          step bond to yield 10.998% due  10/1/07                                            472,000
   325,000    CCC+      USA Mobile Communications, Inc., Sr. Notes,
                          14.000% due 11/1/04                                                                374,563
--------------------------------------------------------------------------------------------------------------------
                                                                                                           1,932,064
--------------------------------------------------------------------------------------------------------------------
Consumer Durables -- 2.0%
   400,000    B+        International Semi-Tech, Sr. Secured Notes, step bond to
                          yield 12.673% due 8/15/03                                                          208,500
   250,000    B         Samsonite Corp., Sr. Sub. Notes, 11.125% due 7/15/05+                                241,875
--------------------------------------------------------------------------------------------------------------------
                                                                                                             450,375
--------------------------------------------------------------------------------------------------------------------
Diversified and Conglomerate Manufacturing -- 1.1%
   250,000    B3*       Interlake Corp., Sr. Sub. Debentures, 12.125% due 3/1/02                             238,125
--------------------------------------------------------------------------------------------------------------------
Diversified and Conglomerate Services -- 1.2%
   100,000    B-        Russel Metals, Sr. Notes, 10.250% due 6/15/00                                         97,125
   150,000    B         SHL Systemshouse Inc., Sr. Sub. Notes, 12.250% due 9/1/01                            186,375
--------------------------------------------------------------------------------------------------------------------
                                                                                                             283,500
--------------------------------------------------------------------------------------------------------------------
Electric Utilities -- 1.0%
   150,000    BB-       California Energy Inc., Sr. Discount Notes,
                          step bond to yield 10.250% due 1/15/04                                             135,375
    86,583    BB-       Midland Funding Corp. I, Sr. Secured Lease Obligation
                          Bond, Series C 91, 10.330% due 7/23/02                                              90,696
--------------------------------------------------------------------------------------------------------------------
                                                                                                             226,071
--------------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------

                      SMITH BARNEY HIGH INCOME PORTFOLIO

   FACE
  AMOUNT     RATING                        SECURITY                                                         VALUE
--------------------------------------------------------------------------------------------------------------------
Electronics and Computers -- 2.5%
$  250,000    B         Bell and Howell Holdings Co., Sr. Discount Sub.
                          Debentures, Series B, step bond to yield 12.100%
                          due 3/1/05                                                                     $   160,625
   150,000    B-        Dictaphone Corp., Sr. Sub. Notes, 11.750% due 8/1/05                                 150,562
   250,000    B-        Graphic Controls Corp., Sr. Sub. Notes,
                          12.000% due 9/15/05+                                                               255,000
--------------------------------------------------------------------------------------------------------------------
                                                                                                             566,187
--------------------------------------------------------------------------------------------------------------------
Food -- 1.4%
   300,000    B-        Van De Kamp, Inc., Sr. Sub. Notes, 12.000% due 9/15/05                               308,250
--------------------------------------------------------------------------------------------------------------------
Grocery and Convenience Stores -- 4.6%
   200,000    B-        Farm Fresh Inc., Sr. Notes, 12.250% due 10/1/00                                      166,000
   106,700    B-        Kash-N-Karry Food Stores, Inc., Sr. Notes, 11.500% due 2/1/03                        108,834
   450,000    B         Pathmark Stores Inc., Debentures, 12.625% due 6/15/05                                474,750
   300,000    B-        Ralphs Grocery, Sr. Sub. Notes, 11.000% due 6/15/05                                  292,125
--------------------------------------------------------------------------------------------------------------------
                                                                                                           1,041,709
--------------------------------------------------------------------------------------------------------------------
Healthcare -- 1.5%
   150,000    B         Charter Medical Corp., Sr. Sub. Notes,
                          11.250% due 4/15/04+                                                               162,375
   150,000    B-        Ornda Healthcorp, Sr. Sub. Notes, 12.250% due 5/15/02                                166,125
--------------------------------------------------------------------------------------------------------------------
                                                                                                             328,500
--------------------------------------------------------------------------------------------------------------------
Hotel, Casinos and Gaming -- 6.1%
   250,000    B         Aztar Corporation, Sr. Sub. Notes, 13.750% due 10/1/04                               271,250
   255,000    BB-       Bally's Grand, 1st Mortgage Notes,
                          10.375% due 12/15/03                                                               256,275
   230,000    BB-       Boyd Gaming Corp., Sr. Sub. Notes, Series B,
                          10.750% due 9/1/03                                                                 242,650
   100,000    NR        Mohegan Tribal Gaming, Sr. Secured Notes,
                          13.500% due 11/15/02+                                                              105,500
   300,000    BB        GNF Corp., 1st Mortgage Notes, 10.625% due 4/1/03                                    262,500
   250,000    B         Station Casinos Inc., Sr. Sub. Notes, 9.625% due 6/1/03                              240,000
--------------------------------------------------------------------------------------------------------------------
                                                                                                           1,378,175
--------------------------------------------------------------------------------------------------------------------
Insurance -- 0.5%
   100,000    BB+       Life Partners Group Inc., Sr. Sub. Notes,
                          12.750% due 7/15/02                                                                110,750
--------------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------

                      SMITH BARNEY HIGH INCOME PORTFOLIO

   FACE
  AMOUNT     RATING                        SECURITY                                                         VALUE
--------------------------------------------------------------------------------------------------------------------
Leisure -- 2.8%
$  400,000    B         Coleman Holdings Inc., Sr. Discount Notes,
                          zero coupon to yield 9.270% due 5/27/98                                        $   319,000
   300,000    NR        Gillett Holdings, Inc., Sr. Sub. Notes, Series A,
                          12.250% due 6/30/02                                                                316,500
--------------------------------------------------------------------------------------------------------------------
                                                                                                             635,500
--------------------------------------------------------------------------------------------------------------------
Machinery -- 0.5%
   100,000    B-        Day International Group, Sr. Sub Notes,
                          11.125% due 6/1/05+                                                                104,500
--------------------------------------------------------------------------------------------------------------------
Metals and Mining -- 2.1%
   250,000    B         Algoma Steel Inc., 1st Mortgage Notes,
                          12.375% due 7/15/05                                                                225,625
   200,000    B-        Kaiser Aluminum, Sr. Sub. Notes, 12.750% due 2/1/03                                  221,000
    30,000    B         UCAR Global Enterprises Inc., Sr. Sub. Notes,
                          12.000% due 1/15/05                                                                 33,750
--------------------------------------------------------------------------------------------------------------------
                                                                                                             480,375
--------------------------------------------------------------------------------------------------------------------
Oil and Natural Gas -- 3.8%
   400,000    B+        Global Marine, Sr. Secured Notes, 12.750% due 12/15/99                               443,000
   200,000    B         Santa Fe Energy Resources, Sr. Sub. Debentures,
                          11.000% due 5/15/04                                                                218,500
   200,000    B         United Meridian Corp., Sr. Sub Notes,
                          10.375% due 10/15/05                                                               204,000
--------------------------------------------------------------------------------------------------------------------
                                                                                                             865,500
--------------------------------------------------------------------------------------------------------------------
Other Utilities -- 0.9%
   200,000    BB-       California Energy, Sr. Notes, 9.875% due 6/30/03                                     206,000
--------------------------------------------------------------------------------------------------------------------
Packaging and Containers -- 2.3%
   250,000    B         Calmar Inc., Sr. Sub. Notes, 11.500% due 8/15/05+                                    257,500
   150,000    B         Gaylord Container Corp., Sr. Notes, 11.500% due 5/15/01                              155,250
   100,000    B+        Stone Consolidated Corp., Sr. Secured Notes,
                          10.250% due 12/15/00                                                               107,000
--------------------------------------------------------------------------------------------------------------------
                                                                                                             519,750
--------------------------------------------------------------------------------------------------------------------
Paper and Printing -- 8.7%
   250,000    BB        Asia Pulp & Paper International Finance, Secured Notes,
                          11.750% due 10/1/05                                                                255,625
   300,000    BB-       Domtar Inc., Notes, 12.000% due 4/15/01                                              349,500
   300,000    BB        Indah Kiat International Finance Co., Sr. Secured Notes,
                          11.375% due 6/15/99                                                                315,000

                        See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------
                      SMITH BARNEY HIGH INCOME PORTFOLIO

   FACE
  AMOUNT     RATING                        SECURITY                                                         VALUE
--------------------------------------------------------------------------------------------------------------------
Paper and Printing --  8.7% (continued)
                        Repap New Brunswick, Sr. Notes:
$  100,000    BB-         9.093% due 7/15/00                                                             $   100,500
   250,000    B+          10.625% due 4/15/05                                                                256,875
                        Riverwood International, Sr. Sub. Notes:
   200,000    B           11.250% due 6/15/02                                                                214,000
   250,000    B           Series II, 11.250% due 6/15/02                                                     267,500
   100,000    B+        SD Warren Corp., Series A, Sr. Sub. Notes,
                          12.000% due 12/15/04+                                                              111,250
   100,000    BB        Tjiwi Kimia Industries, Sr. Notes, 13.250% due 8/1/01                                109,500
--------------------------------------------------------------------------------------------------------------------
                                                                                                           1,979,750
--------------------------------------------------------------------------------------------------------------------
Personal Care -- 3.6%
   150,000    BB-       American Safety Razor Co., Series A, Sr. Notes,
                          9.875% due 8/1/05+                                                                 151,875
   100,000    B3*       Revlon Consumer Products Corp., Sr. Sub. Notes, Series B,
                          10.500% due 2/15/03                                                                103,250
   750,000    B-        Revlon Worldwide Corp., Sr. Secured Notes,
                          zero coupon to yield 13.750% due 3/15/98+                                          561,563
--------------------------------------------------------------------------------------------------------------------
                                                                                                             816,688
--------------------------------------------------------------------------------------------------------------------
Publishing -- 0.5%
   150,000    B-        Marvel Holdings Inc., Sr. Secured Notes, zero coupon to
                          yield 15.860% due 4/15/98+                                                         110,250
--------------------------------------------------------------------------------------------------------------------
Real Estate Investment -- 1.2%
   275,000    BB-       Trizec Finance., Sr. Notes, 10.875% due 10/15/05                                     277,060
--------------------------------------------------------------------------------------------------------------------
Tobacco -- 0.5%
   100,000    B         Consolidated Cigar Acquisition Corp., Sr. Sub. Notes,
                          10.500% due 3/1/03                                                                 102,125
--------------------------------------------------------------------------------------------------------------------
Transportation -- 1.2%
   250,000    BB-       Sea Containers Limited, Sr. Sub. Debentures,
                          12.500% due 12/1/04                                                                271,250
--------------------------------------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS AND NOTES
                        (Cost -- $18,210,382)                                                             18,551,117
====================================================================================================================

                        See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------

                      SMITH BARNEY HIGH INCOME PORTFOLIO

   FACE
  AMOUNT     RATING                        SECURITY                                                         VALUE
--------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS -- 2.4%
Health Care and Pharmaceuticals -- 0.8%
     4,575              Foxmeyer Health Corp., Series A, Payment-in-kind,
                          Exchange $4.20 (Formerly National Intergroup)                                  $   169,847
--------------------------------------------------------------------------------------------------------------------
Publishing -- 0.7%
     5,500              K-III Communications Corp., Series A, Exchange $2.875                                149,188
--------------------------------------------------------------------------------------------------------------------
Metals and Mining -- 0.4%
     3,942              BCP/Essex Holding, Series A, Exchange 15.000%                                        101,507
--------------------------------------------------------------------------------------------------------------------
Telecommunications -- 0.5%
       106              PanAmSat Corp., Series A, Exchange $31.875                                           115,512
--------------------------------------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCKS
                        (Cost -- $515,827)                                                                   536,054
====================================================================================================================
MISCELLANEOUS -- 0.6%
       200              Dial Call Communications, Inc. Warrants,
                          expire 12/15/98+                                                                       320
     2,400              Navistar International, Series G,
                          Convertible Preferred $6.00                                                        127,500
--------------------------------------------------------------------------------------------------------------------
                        TOTAL MISCELLANEOUS
                        (Cost -- $122,851)                                                                   127,820
====================================================================================================================
                        SUB-TOTAL INVESTMENTS
                        (Cost -- $18,849,060)                                                             19,214,991
====================================================================================================================

   FACE
  AMOUNT                                   SECURITY                                                         VALUE
--------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 15.1%
$3,411,000              Chemical Securities Inc., 5.800% due 11/1/95;
                        Proceeds at maturity -- $3,411,549;
                        (Fully collateralized by U.S. Treasury Notes,
                        6.125% due 5/31/97; Market value -- $3,479,409)
                        (Cost -- $3,411,000)                                                               3,411,000
====================================================================================================================
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $22,260,060)++                                                          $22,625,991
====================================================================================================================

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT        RATING                        SECURITY                                                           VALUE
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 28.7%
==========================================================================================================================
U.S. Government & Agency Obligations -- 28.7%
$    509,275     AAA         FNMA, 7.000% due 7/1/25                                                           $   505,456
     173,785     AAA         GNMA, 7.000% due 12/15/22                                                             172,861
     133,613     AAA         GNMA, 7.000% due 10/15/23                                                             132,902
      55,312     AAA         GNMA, 7.000% due 12/15/23                                                              55,018
     126,317     AAA         GNMA, 7.000% due 12/15/23                                                             125,645
     173,298     AAA         GNMA, 7.000% due 2/15/24                                                              172,375
      54,172     AAA         GNMA, 7.000% due 4/15/24                                                               53,883
      68,986     AAA         GNMA, 7.000% due 5/15/24                                                               68,618
     470,250     AAA         GNMA, 7.000% due 11/15/24                                                             469,512
      44,329     AAA         GNMA, 7.000% due 5/15/24                                                               44,093
     208,782     AAA         GNMA, 7.000% due 8/15/25                                                              207,671
     101,923     AAA         GNMA, 7.500% due 8/15/24                                                              103,419
     293,800     AAA         GNMA, 7.500% due 10/15/24                                                             298,113
   1,078,000     AAA         GNMA TBA, 6.500% due 10/15/25                                                       1,047,008
   1,500,000     AAA         U.S. Treasury Bond, 6.875% due 8/15/25                                              1,610,880
     205,000     AAA         U.S. Treasury Bond, Stripped Principal Payment
                               only due 2/15/19                                                                     45,082
     210,000     AAA         U.S. Treasury Notes, Stripped Principal Payment
                               only due 8/15/22                                                                     37,550
     490,000     AAA         U.S. Treasury Notes, 5.750% due 10/31/00                                              488,942
   1,000,000     AAA         U.S. Treasury Notes, 6.125% due 9/30/00                                             1,013,660
   1,865,000     AAA         U.S. Treasury Notes, 6.500% due 5/15/05                                             1,930,555
     500,000     AAA         U.S. Treasury Notes, 6.500% due 8/15/05                                               517,865
      25,000     AAA         U.S. Treasury Notes, 8.125% due 8/15/19                                                30,089
     390,000     AAA         U.S. Treasury Notes, 10.750% due 5/15/03                                              502,105
--------------------------------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT SECTOR
                             (Cost -- $9,424,083)                                                                9,633,302
==========================================================================================================================
HIGH YIELD SECTOR -- 32.7%
==========================================================================================================================
CORPORATE DEBENTURES -- 32.2%
Advertising-Communications -- 0.2%
      50,000     B           Outdoor Systems Inc., Sr. Notes, 10.750% due 8/15/03                                   48,375
      25,000     NR          Universal Outdoor Inc., Sr. Notes, 11.000% due 11/15/03                                24,563
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                    72,938
--------------------------------------------------------------------------------------------------------------------------
Automotive -- 0.4%
     125,000     B3*         Aftermarket Technology, Sr. Sub. Notes, 12.000% due 8/1/04                            133,438
--------------------------------------------------------------------------------------------------------------------------
Aviation Components -- 1.2%
     130,000     BB-         BE Aerospace, Sr. Notes, 9.750% due 3/1/03                                            130,813
      25,000     B           Fairchild Industries, Sr. Secured Notes, 12.250% due 2/1/99                            26,000

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT        RATING                        SECURITY                                                           VALUE
--------------------------------------------------------------------------------------------------------------------------
Aviation Components -- 1.2% (continued)
$    125,000     B-          K&F Industries Inc., Sr. Sub. Discount Debentures,
                                13.750% due 8/1/01                                                             $   130,156
      75,000     BB          Sequa Corp., Sr. Notes, 9.625% due 10/15/99                                            73,125
      45,000     BB-         UNC Inc., Sr. Notes, 9.125% due 7/15/03                                                40,163
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   400,257
--------------------------------------------------------------------------------------------------------------------------
Brewers -- 0.3%
     100,000     B+          Canandaigua Wine, Sr. Sub. Notes, 8.750% due 12/15/03                                  99,875
--------------------------------------------------------------------------------------------------------------------------
Broadcasting -- 1.5%
     150,000     B           Act III Broadcasting Inc., Sr. Sub. Notes,
                               9.625% due 12/15/03                                                                 152,625
     125,000     B-          Argyle Television, Sr. Sub. Notes, 9.750% due 11/1/05                                 125,625
     125,000     B-          Paxson Communications, Sr. Sub. Notes,
                               11.625% due 10/1/02                                                                 122,812
      83,000     NR          Petracom Holdings, zero coupon due 2/1/03                                              56,233
      50,000     B           SFX Broadcasting, Sr. Sub. Notes, 11.375% due 10/1/00                                  52,375
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   509,670
--------------------------------------------------------------------------------------------------------------------------
Building Materials -- 1.3%
     150,000     BB-         American Standard Inc., Sr. Sub. Debentures,
                               9.250% due 12/1/16                                                                  156,375
     200,000     B           Intercity Products Corp., Sr. Secured Notes,
                               9.750% due 3/1/00                                                                   158,000
      25,000     BB-         Schuller International Group, Sr. Notes,
                               10.875% due 12/15/04                                                                 27,875
      35,000     B           Valcor Inc., Sr. Notes, 9.625% due 11/1/03                                             32,112
      75,000     NR          Walter Industries Inc., Sr. Notes, 12.190% due 3/15/00                                 76,312
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   450,674
--------------------------------------------------------------------------------------------------------------------------
Casinos -- 1.6%
      30,000     BB+         Harrahs Operating, Sr. Sub. Notes, 10.875% due 4/15/02                                 32,738
     100,000     CCC+        Lady Luck Gaming Financial Corp., Guaranteed
                               1st Mortgage Note, 10.500% due 3/1/01                                                77,250
      25,000     NR          Louisiana Casino Cruises, 1st Mortgage,
                               11.500% due 12/1/98                                                                  24,031
     100,000     BB-         MGM Grand Hotel Financial Corp., 12.000% due 5/1/02                                   110,250
      75,000     B-          Mohegan Tribal Gaming, Sr. Secured Notes,
                               13.500% due 11/15/02                                                                 79,125
      50,000     BB          Players International Inc., Sr. Notes, 10.875% due 4/15/05                             47,875
      75,000     B-          PRT Funding Corp., Sr. Notes, 11.625% due 4/15/04                                      61,594
      10,000     B           Stratosphere Corp., Guaranteed 1st Mortgage Note,
                               14.250% due 05/15/02                                                                 10,600

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT        RATING                        SECURITY                                                           VALUE
--------------------------------------------------------------------------------------------------------------------------
Casinos -- 1.6%  (continued)
$     25,000     B-          Trump Hotel Casino Resorts Funding, Sr. Secured Notes,
                               15.500% due 6/15/05                                                             $    24,750
      75,000     B+          Trump Plaza Funding Inc., Guaranteed Mortgage Note,
                               10.875% due 6/15/01                                                                  70,688
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   538,901
--------------------------------------------------------------------------------------------------------------------------
Chemicals -- 1.1%
     125,000     BB-         Acetex Corp., Sr. Notes, 9.750% due 10/1/03                                           128,750
     150,000     BB-         Huntsman Corp., 1st Mortgage, 10.625% due 4/15/01                                     163,500
       5,000     B-          Kaiser Aluminum Chemical Corp., Sr. Sub. Notes,
                               12.750% due 2/1/03                                                                    5,525
      50,000     BB-         OSI Specialties Inc., Sr. Sub. Notes, 9.250% due 10/1/03                               55,250
      25,000     BB-         Sifto Canada Inc., Guaranteed Secured Note,
                               8.500% due 7/15/00                                                                   23,563
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   376,588
--------------------------------------------------------------------------------------------------------------------------
Computer Software Services -- 0.7%
     175,000     B           Computer Vision Corp., Sr. Notes, 10.875% due 8/15/97                                 183,094
      50,000     BB-         Unisys Corp., Credit Sensitive Note,
                               13.500% due 7/1/97                                                                   51,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   234,094
--------------------------------------------------------------------------------------------------------------------------
Conglomerates -- 0.3%
      25,000     BB+         ADT Group Limited, 9.250% due 8/1/03                                                   26,625
      75,000     NR          MacAndrews and Forbes Holdings Inc., Sub. Debentures,
                               13.000% due 3/1/99                                                                   77,906
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   104,531
--------------------------------------------------------------------------------------------------------------------------
Consumer Products -- 0.1%
      35,000     B           Playtex Family Products Corp., Sr. Sub. Notes,
                               9.000% due 12/15/03                                                                  31,500
      25,000     B+          International Semi-Tech., Sr. Secured Discount Notes,
                               11.500% due 8/15/03                                                                  13,031
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                    44,531
--------------------------------------------------------------------------------------------------------------------------
Entertainment -- 1.2%
      30,000     BB-         AMC Entertainment Inc., Sr. Notes, 11.875%
                               due 8/1/00                                                                           32,850
                             Chelsea Piers Funding Corp.:
      50,000     NR            1st Mortgage Discount Notes, 12.500% due 6/15/04                                     46,813
       5,000     NR            1st Mortgage Discount Notes, Class B, 11.000%
                                 due 6/15/09+                                                                        4,718
      30,000     BB-         Cinemark USA Inc., Sr. Notes, 12.000% due 6/1/02                                       32,588

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT        RATING                        SECURITY                                                           VALUE
--------------------------------------------------------------------------------------------------------------------------
Entertainment -- 1.2% (continued)
$     30,000     B-          General Media, Sr. Notes, 10.625% due 12/31/00+                                   $    25,350
     100,000     B+          Premier Parks, Sr. Notes, 12.000% due 8/15/03                                         103,250
                             Time Warner Inc., Notes:
       7,000     BBB-          7.975% due 8/15/04                                                                    7,236
      15,000     BBB-          8.110% due 8/15/06                                                                   15,694
      15,000     BBB-          8.180% due 8/15/07                                                                   15,806
     125,000     BB-         Viacom Inc., Sub. Debentures Exchangeable,
                               8.000% due 7/7/06                                                                   124,062
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   408,367
--------------------------------------------------------------------------------------------------------------------------
Financial Services -- 2.6%
      50,000     BB          Aim Management Group, Sr. Notes, 9.000% due 11/15/03                                   50,688
      75,000     BB+         Centerbank, Sub. Notes, 8.375% due 10/1/02                                             76,500
     125,000     B           Chevy Chase Savings Bank, Sub. Notes, 9.250%
                               due 12/1/05                                                                         127,031
                             Comdata Network Inc., Guaranteed:
     165,000     B+            Sr. Notes, 12.500% due 12/15/99                                                     185,006
      15,000     B-            Sr. Sub. Debentures, 13.250% due 12/15/02                                            17,494
     135,000     BB-         Keystone Group Inc., Sr. Notes, 9.750% due 9/1/03                                     134,494
     100,000     NR          PSF Finance LP, Sr. Secured Notes, 12.250% due 6/15/04+                               104,000
     150,000     BB          Terra Nova Holdings, Sr. Guaranteed Notes,
                               10.750% due 7/1/05                                                                  153,375
      25,000     BB-         U.S. Banknote Corp., 10.375% due 6/1/02                                                18,500
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   867,088
--------------------------------------------------------------------------------------------------------------------------
Food Wholesalers -- 0.3%
      25,000     B+          Chiquita Brands Int'l. Inc., Sr. Notes, 9.125% due 3/1/04                              25,125
      75,000     B           Fresh Delmonte Produce, Sr. Notes, 10.000% due 5/1/03                                  63,844
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                    88,969
--------------------------------------------------------------------------------------------------------------------------
Gas/Oil Exploration -- 1.4%
                             Arkla Inc., Debentures:
      50,000     BB+           8.000% due 1/15/97                                                                   50,000
      50,000     BB+           8.900% due 12/15/06                                                                  55,312
      50,000     NR          Chesapeake Energy Corp., Guaranteed Sr. Exchangeable,
                               12.000% due 3/1/01                                                                   49,750
      50,000     B+          Gulf Canada Resources Ltd., Sr. Sub. Notes,
                               9.625% due 7/1/05                                                                    51,250
      75,000     BB          Maxus Energy, Medium Term Notes, 10.200% due 5/10/96                                   75,094
      25,000     BBB         Transcontinental Gas Pipeline, Debentures, 9.125% due 2/1/17                           26,281
      50,000     BB-         Trans Texas Gas, Sr. Notes, 11.500% due 6/15/02                                        52,500

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT        RATING                        SECURITY                                                           VALUE
--------------------------------------------------------------------------------------------------------------------------
Gas/Oil Exploration -- 1.4% (continued)
$    100,000     B+          Triton Energy, Sr. Sub. Discount Notes, step bond to
                               yield 9.750% due 12/15/00                                                       $    94,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   454,187
--------------------------------------------------------------------------------------------------------------------------
Healthcare Services -- 2.1%
      30,000     B+          American Medical International Inc., Sr. Sub. Notes,
                               13.500% due 8/15/01                                                                  33,375
      65,000     BBB+        Columbia/HCA Healthcare, Medium Term Notes,
                               7.580% due 9/15/25                                                                   66,950
      50,000     B           Community Health Systems Inc., Sr. Sub. Debentures,
                               10.250% due 11/30/03                                                                 53,562
      50,000     B           Genesis Health Ventures Inc., Sr. Sub. Notes,
                               9.750% due 6/15/05                                                                   52,250
     100,000     B           Paracelsus Healthcare Corp., Sr. Sub. Notes,
                               9.875% due 10/15/03                                                                 100,375
                             Tenet Healthcare Corp., Sr. Notes:
      50,000     B+            9.625% due 9/1/02                                                                    54,000
     100,000     B+            10.125% due 3/1/05                                                                  108,250
     153,000     B-          Total Renal Care Inc., Sr. Sub. Discount,
                               step bond to yield 12.000% due 8/15/04                                              146,766
      85,000     NR          Universal Health Service Inc., Sr. Notes, 8.750% due 5/15/05                           83,938
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   699,466
--------------------------------------------------------------------------------------------------------------------------
Hotels -- 1.3%
     100,000     B           Continental Home Holdings, Sr. Notes, 12.000% due 8/1/99                              106,000
      85,000     BB-         HMH Properties Inc., Sr. Notes, 9.500% due 5/15/05                                     85,850
      15,000     BB-         John Q. Hammons Hotels LP, 8.875% due 2/15/04                                          14,625
      50,000     BB-         La Quinta Motor Inns Inc., Sr. Sub. Notes, 9.250%
                               due 5/15/03                                                                          53,000
      25,000     B-          Presley Companies Delaware, Sr. Notes, 12.500% due 7/1/01                              21,375
      75,000     B-          Red Roofs Inns Inc., Sr. Notes, 9.625% due 12/15/03                                    72,750
     100,000     BB-         Scotsman Group, Sr. Notes, 9.500% due 12/15/00                                         98,125
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   451,725
--------------------------------------------------------------------------------------------------------------------------
Household Furnishings -- 0.2%
      53,070     NR          Simmons Mattress, 8.000% due 1/17/03                                                   53,070
--------------------------------------------------------------------------------------------------------------------------
Insurance --  0.6%
      50,000     B-          American Annuity Group Inc., Sr. Sub. Notes,
                               11.125% due 2/1/03                                                                   52,625
                             Reliance Group Holdings Inc., Sr. Sub. Debentures:
     100,000     BB+           9.000% due 11/15/00                                                                 102,000
      35,000     BB-           9.750% due 11/15/03                                                                  35,788
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   190,413
--------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT        RATING                        SECURITY                                                           VALUE
--------------------------------------------------------------------------------------------------------------------------
Machinery --  0.2%
$     75,000     B           Terex Corp. Unit, Sr. Secured Notes, 13.750% due 5/15/02+                         $    63,562
--------------------------------------------------------------------------------------------------------------------------
Manufacturing-Communications -- 0.1%
      30,000     BB+         Amphenol Corp., Sr. Sub. Notes, 12.750% due 12/15/02                                   33,787
--------------------------------------------------------------------------------------------------------------------------
Media-Cable -- 3.0%
                             Adelphia Communications Corp., Sr. Notes:
      25,000     B             12.500% due 5/15/02                                                                  24,750
      70,926     B             Series B, 9.500% due 2/15/04                                                         60,110
      40,000     BB-         Century Communications Corp., Sr. Notes,
                               9.500% due 3/1/05                                                                    40,600
     100,000     CCC         Australis Media, Sr. Sub. Discount Notes, step bond to
                               yield 14.000% due 5/15/03                                                            70,000
                             CF Cable Television Inc., Sr. Notes:
      50,000     BBB-          9.125% due 7/15/07                                                                   51,000
      35,000     BB+           11.625% due 2/15/05                                                                  38,063
                             Cablevision Systems Corp., Sr. Sub. Debentures:
      25,000     B             9.875% due 2/15/13                                                                   26,312
     100,000     B             9.875% due 4/1/23                                                                   104,750
      55,651     NR          Falcon Holdings Group Inc., Sr. Sub. Notes, Series B,
                               11.000% due 9/15/03                                                                  52,590
      25,000     B           Heartland Wireless Communication Unit,
                               13.000% due 4/15/03                                                                  27,625
     100,000     BB          Jones Intercable Inc., Sr. Sub. Notes, 9.625% due 3/15/02                             106,000
     100,000     B           Marcus Cable Operating Co., Sr. Discount Notes,
                               13.500% due 8/1/04                                                                   69,500
      50,000     BB+         Summit Communication Group, Sr. Sub. Debentures,
                               10.500% due 4/15/05                                                                  53,250
      50,000     BBB-        Telecommunications Inc., Debentures, 9.250% due 1/15/23                                53,687
     170,000     BB          Telewest Communications, Debentures, step bond to
                               yield 11.000% due 10/1/07                                                           100,300
      50,000     B+          Videotron Holdings PLC, Sr. Discount Notes, step bond to
                               yield 11.125% due 7/1/04                                                             33,500
     100,000     B-          Wireless One Inc., Sr. Discount Notes, 13.000% due 10/15/03                           103,500
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,015,537
--------------------------------------------------------------------------------------------------------------------------
Medical Supplies -- 0.4%
      75,000     B-          Graphic Controls, Sr. Sub. Notes, 12.000% due 9/15/05                                  76,500
      50,000     BB+         McGaw Inc., Sr. Notes, 10.375% due 4/1/99                                              51,812
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   128,312
--------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT        RATING                        SECURITY                                                           VALUE
--------------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 0.8%
$     50,000     B+          Blue Bird Body Co., Sr. Sub. Notes, 11.750% due 4/15/02                           $    51,625
     100,000     NR          Herff Jones Inc., Sr. Sub. Notes, 11.000% due 8/15/05+                                105,250
      25,000     A+          Quebec Province, Debentures, 7.125% due 2/9/24                                         24,000
      35,000     BB-         Reeves Industries, Sr. Notes, 11.000% due 7/15/02                                      36,444
      50,000     B-          Solon Automated Services, Sr. Sub. Debentures,
                               13.750% due 10/15/02                                                                 49,875
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   267,194
--------------------------------------------------------------------------------------------------------------------------
Paper Packaging/Products -- 1.9%
     100,000     BB          APP International Finance Co., Guaranteed Secured Notes,
                               11.750% due 10/1/05                                                                 102,250
     125,000     BB-         Domtar, Inc., Sr. Notes, 12.000% due 4/15/01                                          145,625
      75,000     B           Gaylord Container Corp., Sr. Sub. Discount Debentures,
                               11.500% due 5/15/01                                                                  77,625
      25,000     B-          Ivex Packaging, Sr. Sub. Notes, 12.500% due 12/15/02                                   26,906
      50,000     B+          Repap New Brunswick, Sr. Secured Notes,
                               10.625% due 4/15/05                                                                  51,375
                             Riverwood International Corp., Sr. Notes:
      50,000     B+            10.750% due 6/15/00                                                                  52,625
      75,000     NR            6.750% due 9/15/03                                                                   87,563
      50,000     B             10.375% due 6/30/04                                                                  53,750
                             Stone Container Corp., Sr. Sub. Notes:
      25,000     B-            11.500% due 9/1/99                                                                   25,656
      25,000     B             11.500% due 10/1/04                                                                  26,125
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   649,500
--------------------------------------------------------------------------------------------------------------------------
Plastics --  0.5%
      50,000     BB-         Carlisle Plastic Inc., Sr. Extendible Reset Notes,
                               10.250% due 6/15/97                                                                  50,563
      25,000     B+          Key Plastics, Sr. Notes, 14.000% due 11/15/99                                          28,312
      75,000     B+          Owens Illinois Inc., Sr. Sub. Notes, 9.750% due 8/15/04                                77,813
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   156,688
--------------------------------------------------------------------------------------------------------------------------
Publishing -- 0.1%
      25,000     BB-         World Color Press Inc., Sr. Sub. Notes, 9.125% due 3/15/03                             24,781
--------------------------------------------------------------------------------------------------------------------------
Railroad Equipment -- 0.2%
      75,000     B+          Westinghouse Air Brake, Sr. Notes, 9.375% due 6/15/05                                  78,937
--------------------------------------------------------------------------------------------------------------------------
Retail Department Stores -- 1.7%
      50,000     B+          Brylane LP/Brylane Capital Corp., Sr. Sub. Notes A,
                               10.000% due 9/1/03                                                                   46,312

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT        RATING                        SECURITY                                                           VALUE
--------------------------------------------------------------------------------------------------------------------------
Retail Department Stores -- 1.7% (continued)
$    100,000     B           Corporate Express, Sr. Sub. Notes, 9.125% due 3/15/04                             $   100,000
      50,000     B-          County Seat Stores, Sr. Sub. Notes, 12.000% due 10/1/02                                50,062
     130,000     CCC+        Loehmann's Holdings, Sr. Sub. Notes, 13.750%
                               due 2/15/99                                                                         131,462
      25,000     BBB-        Revco DS Inc., New Sr. Notes, 9.125% due 1/15/00                                       26,094
     150,000     BB+         Southland Corp., First Priority, Sr. Sub. Debentures,
                               5.000% due 12/15/03                                                                 124,500
      50,000     B-          United Stationers, Sr. Sub. Notes, 12.750% due 5/1/05                                  53,500
      50,000     BB-         Waban Inc., Sr. Sub. Notes, 11.000% due 5/15/04                                        51,500
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   583,430
--------------------------------------------------------------------------------------------------------------------------
Supermarkets -- 0.2%
      30,000     B+          Starters Brothers Inc., Sr. Notes, 11.000% due 3/1/01                                  30,000
      25,000     BB+         Stop & Shop Cos. Inc., New Sr. Sub. Notes,
                               9.750% due 2/1/02                                                                    27,125
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                    57,125
--------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 3.0%
     100,000     CCC+        A+ Communications, Inc., Sr. Sub. Notes,
                               11.875% due 11/1/05                                                                 100,250
      55,000     B+          Callnet Enterprises Inc., Sr. Discount Notes,
                               step bond to yield 13.250% due 12/1/04                                               38,912
       3,000     NR          Celcaribe SA Unit, Sr. Secured Notes,
                               step bond to yield 13.500% due 3/15/04+                                              26,850
     100,000     CCC         Cellular Inc., Sr. Sub. Notes, step bond to yield
                               11.750% due 9/1/03                                                                   75,500
      15,000     CCC-        Cencall Communications Corp., Sr. Discount Notes,
                               step bond to yield 10.125% due 1/15/04                                                7,725
      75,000     CCC+        Horizon Cellular Telephone/LP Horizon Financial Corp., Sr.
                               Sub. Notes, step bond to yield 11.375% due 10/1/00                                   62,250
     140,000     B+          Intelcom Group Inc., Sr. Discount Notes, step bond to
                               yield 13.500% due 9/15/05+                                                           79,800
      50,000     B           MFS Communications Inc., Sr. Discount Notes,
                               step bond to yield 9.700% due 1/15/04                                                38,750
     100,000     B-          Metrocall Inc., Sr. Sub. Notes, 10.375% due 10/1/07                                   102,875
     125,000     BB-         Mobile Telecommunications Tech. Corp., Sr. Notes,
                               13.500% due 12/15/02                                                                141,250
     100,000     CCC-        Nextel Communications Inc., Sr. Discount Notes,
                               step bond to yield 9.750% due 8/15/04                                                51,000
     100,000     B           Paging Network, Sr. Sub. Notes, 10.125% due 8/1/07                                    106,500
      50,000     B-          PanAmSat LP/PanAmSat Capital Corp., Sr. Sub. Notes,
                               step bond to yield 11.375% due 8/1/03                                                40,125

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT        RATING                        SECURITY                                                           VALUE
--------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 3.0% (continued)
$     75,000     CCC+        Pricecellular Wireless Corp., Sr. Sub. Discount
                               Exchange Notes, zero coupon due 11/15/01                                        $    62,719
      76,000     NR          Pricellular Wire, Convertible Debentures,
                               10.750% due 8/15/04                                                                  45,980
      25,000     BB-         Rogers Communications Inc., Sr. Debentures,
                               10.875% due 4/15/04                                                                  26,188
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,006,674
--------------------------------------------------------------------------------------------------------------------------
Utility-Electric -- 1.7%
      50,000     BB          Cleveland Electric Illuminating Co., 1st Mortgage,
                               9.000% due 7/1/23                                                                    47,250
      50,000     B           First PV Funding Corp., Lease Obligation Bond
                               Series 86B, 10.150% due 7/1/23                                                       52,375
      35,000     BB+         Long Island Lighting Co., Debentures, 9.000% due 11/1/22                               36,619
      42,617     BB-         Midland Funding Corp. I, Sr. Secured Lease Obligation Bond,
                               Series C 91,10.330% due 7/23/02                                                      44,641
                             Midland Funding Corp. II, Sub. Secured Lease
                               Obligation Bond:
      75,000     B-              Series A, 11.750% due 7/23/05                                                      78,937
      75,000     B-              Series B, 13.250% due 7/23/06                                                      81,750
     105,000     Ba2*        Public Service of New Hampshire, Contingent Note,
                               15.230% due 7/1/00                                                                  126,263
     100,000     B           Texas New Mexico Power, Secured Debentures,
                               12.500% due 1/15/99                                                                 110,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   577,835
--------------------------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE DEBENTURES
                             (Cost -- $10,573,929)                                                              10,822,144
==========================================================================================================================
      SHARES                 SECURITY                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS -- 0.5%
         250                 Cablevision System Corp., Series G, Preferred Stock                                    25,813
          10                 General Media Inc. Warrants, expire 12/31/00                                               50
       1,325                 Grand Union Co., Common Stock                                                          14,244
       1,250                 Granite Broadcasting, Preferred Stock                                                  64,375
          75                 Louisiana Casino Cruises Warrants, expire 12/1/98                                           1
         201                 Petracomm Holdings Warrants, expire 8/1/05+                                             1,432
         221                 President Riverboat Casinos Inc. Warrants, expire 9/30/99                                 884
         825                 SD Warren Convertible Preferred Stock 14.000%                                          22,687

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT        RATING                        SECURITY                                                           VALUE
--------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS -- 0.5% (continued)
          85                 SD Warren Unit Warrants, expire 12/15/06+                                         $    23,800
--------------------------------------------------------------------------------------------------------------------------
                             Total Miscellaneous (Cost -- $179,686)                                                153,286
==========================================================================================================================
                             TOTAL HIGH YIELD SECTOR
                             (Cost -- $10,753,615)                                                              10,975,430
==========================================================================================================================
        FACE
   AMOUNT(a)     RATING      SECURITY                                                                              VALUE
--------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SECTOR -- 25.9%
==========================================================================================================================
FOREIGN GOVERNMENT AGENCIES & OBLIGATIONS -- 25.8%
Argentina -- 1.0%
                             Republic of Argentina:
      50,000     BB-           10.950% due 11/1/99                                                                  50,000
     510,000     BB-           6.875% due 3/31/23                                                                  288,788
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   338,788
--------------------------------------------------------------------------------------------------------------------------
Australia -- 0.4%
     175,000     AAA         Australian Government, 8.750% due 1/15/01                                             135,221
--------------------------------------------------------------------------------------------------------------------------
Brazil -- 1.2%
      50,000     NR          Banco Nacional De Comercio Exterior SNC,
                               7.250% due 2/2/04                                                                    36,000
      25,000     NR          Republic of Brazil Sinking Fund, variable rate
                               6.813% due 4/15/06                                                                   16,625
     403,750     NR          Republic of Brazil, variable rate 6.875% due 1/1/01                                   354,291
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   406,916
--------------------------------------------------------------------------------------------------------------------------
Canada -- 3.3%
                             Canadian Government:
     195,000     Aa1*          6.500% due 6/1/04                                                                   135,558
     580,000     NR            9.000% due 12/1/04                                                                  472,279
     620,000     Aaa*          8.750% due 12/1/05                                                                  500,209
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,108,046
--------------------------------------------------------------------------------------------------------------------------
Denmark -- 0.9%
   1,560,000     NR          Danish Government, 9.000% due 11/15/00                                                309,174
--------------------------------------------------------------------------------------------------------------------------
France -- 4.3%
                             French Government:
   2,450,000     NR            7.000% due 11/12/99                                                                 510,390
   2,130,000     NR            7.750% due 4/12/00                                                                  456,003
   2,160,000     Aaa*          8.500% due 11/25/02                                                                 477,876
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,444,269
--------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT        RATING                        SECURITY                                                           VALUE
--------------------------------------------------------------------------------------------------------------------------
Germany -- 4.1%
                             Deutscheland Republic:
     350,000     Aaa*          8.250% due 9/20/01                                                              $   276,933
     480,000     NR            7.375% due 1/3/05                                                                   360,707
     335,000     NR            6.875% due 5/12/05                                                                  244,251
     780,000     Aaa*          6.250% due 1/4/24                                                                   488,504
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,370,395
--------------------------------------------------------------------------------------------------------------------------
Great Britain -- 3.2%
                             United Kingdom Treasury:
     560,000     NR            7.000% due 11/6/01                                                                  857,948
     150,000     NR            7.750% due 9/8/06                                                                   236,704
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,094,652
--------------------------------------------------------------------------------------------------------------------------
Italy -- 2.9%
                             Italian Government:
 790,000,000     NR            8.500% due 4/1/99                                                                   461,170
 325,000,000     NR            12.000% due 1/1/03                                                                  209,885
 535,000,000     NR            10.500% due 4/1/05                                                                  315,667
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   986,722
--------------------------------------------------------------------------------------------------------------------------
Mexico -- 0.8%
     400,000     BB          Mexico Discount, Brady Floater Bond,
                               6.969% due 12/31/19                                                                 268,748
--------------------------------------------------------------------------------------------------------------------------
Netherlands -- 1.6%
     730,000     NR          Netherlands Government, 9.000% due 5/15/00                                            525,752
--------------------------------------------------------------------------------------------------------------------------
Poland -- 0.6%
     250,000     NA          Poland Registered Discount, Brady Floater Bond,
                               6.875% due 10/27/24                                                                 191,562
--------------------------------------------------------------------------------------------------------------------------
Spain -- 1.5%
  57,700,000     NR          Spanish Government, 12.250% due 3/25/00                                               498,792
                             TOTAL FOREIGN GOVERNMENT
                             AGENCIES & OBLIGATIONS
                             (Cost -- $8,438,507)                                                                8,679,037
==========================================================================================================================

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT        RATING                        SECURITY                                                           VALUE
--------------------------------------------------------------------------------------------------------------------------
OPTIONS -- 0.1%
 940,000,000                 BTPS Call 94.25 1/24/96                                                           $     8,920
     690,000                 USD Call/DEM Put 1.49 12/11/95                                                          1,932
     800,000                 USD Call/JPY Put 102.50 12/22/95                                                       11,920
--------------------------------------------------------------------------------------------------------------------------
                             TOTAL OPTIONS
                             (Cost -- $31,546)                                                                      22,772
==========================================================================================================================
                             TOTAL INTERNATIONAL SECTOR
                             (Cost -- $8,470,053)                                                                8,701,809
==========================================================================================================================
                             SUBTOTAL INVESTMENTS
                             (Cost -- $28,647,751)                                                              29,310,541
==========================================================================================================================
     FACE
    AMOUNT                   SECURITY                                                                              VALUE
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 12.7%
$  4,281,000                 Lehman Brothers, 5.860% due 11/1/95; Proceeds at
                             maturity -- $4,281,697; (Fully collateralized by
                             U.S. Treasury Notes, 7.625% due 2/15/07; Market value --
                             $4,288,096) (Cost -- $4,281,000)                                                    4,281,000
--------------------------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS -- 100%
                             (Cost -- $32,928,751)++                                                           $33,591,541
==========================================================================================================================

(a) Represents local currency.
  + Security exempt from registration under Rule 144A of Securities Act of 1933.
    These securities may be resold in transactions exempt from registration, generally to qualified institutional buyers.
 ++ Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1995
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Corporation, except those identified by an asterisk (*) are rated by Moody's Investors Services. The definitions of the applicable rating symbols are set forth below:

Standard & Poor's--Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories

AAA      -  Bonds rated "AAA" have the highest rating assigned by
            Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA       -  Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A        -  Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB      -  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB       -  Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B        -  Bonds rated "B" have a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC      -  Bonds rated "CCC" are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

D        -  Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's  -  Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa      -  Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa       -  Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A        -  Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade which suggest a susceptibility to impairment some time in the future.

Baa      -  Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba       -  Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured.
            Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B        -  Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR       -  Indicates that the bond is not rated by Standard & Poor's
            Corporation or Moody's Investor's Services.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Statements of Assets and Liabilities                            October 31, 1995
--------------------------------------------------------------------------------

                                                                                   Putnam
                                                           Smith Barney          Diversified
                                                           High Income             Income
                                                            Portfolio             Portfolio
                                                           ------------          -----------
ASSETS:
   Investments, at value (Cost -- $18,849,060              $ 19,214,991          $ 29,310,541
      and $28,647,751, respectively)
   Repurchase agreements (Cost -- $3,411,000
      and $4,281,000, respectively)                           3,411,000             4,281,000
   Cash                                                             139                   984
   Receivable for securities sold                                    --                55,199
   Receivable for Fund shares sold                              119,515               100,177
   Dividends and interest receivable                            366,919               672,430
   Other receivables                                                 --                   926
                                                           ------------          ------------
   Total Assets                                              23,112,564            34,421,257
                                                           ------------          ------------
LIABILITIES:
   Payable for securities purchased                           2,619,790             2,604,152
   Management fees payable                                       20,429                67,573
   Payable for open forward foreign currency
      contracts                                                      --               177,658
   Options written                                                   --                   311
   Accrued expenses and other liabilities                        22,532                57,834
                                                           ------------          ------------
   Total Liabilities                                          2,662,751             2,907,528
                                                           ------------          ------------
Total Net Assets                                           $ 20,449,813          $ 31,513,729
                                                           ============          ============
NET ASSETS:
   Par value of capital shares                             $         18          $         28
   Capital paid in excess of par value                       19,265,663            29,320,479
   Undistributed net investment income                          838,320             1,271,270
   Accumulated net realized gain (loss)
      on security transactions                                  (20,119)              449,691
   Net unrealized appreciation of investments,
      options and foreign currencies                            365,931               472,261
                                                           ------------          ------------
Total Net Assets                                           $ 20,449,813          $ 31,513,729
                                                           ============          ============
Shares Outstanding                                            1,815,579             2,749,284
                                                           ------------          ------------
Net Asset Value                                                  $11.26                $11.46
                                                           ------------          ------------

                       See Notes to Financial Statements

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

For the Year Ended October 31, 1995

                                                                                Putnam
                                                           Smith Barney       Diversified
                                                           High Income          Income
                                                            Portfolio          Portfolio
                                                           ------------       -----------
INVESTMENT INCOME:
   Interest                                                $  871,816         $ 1,395,929
   Dividends                                                   25,002                 805
   Less: Foreign withholding tax                                   --             (10,528)
                                                           ----------         -----------
   Total Investment Income                                    896,818           1,386,206
                                                           ----------         -----------
EXPENSES:
   Management fees (Note 2)                                    53,173             122,559
   Audit and legal                                             13,000              15,500
   Shareholder and system servicing fees                        7,000               6,009
   Shareholder communications                                   6,000              10,000
   Registration fees                                            5,650               7,802
   Custody                                                      2,400              37,000
   Directors' fees                                              2,000               3,818
   Pricing service fees                                         2,000              10,000
   Other                                                        2,500                 500
                                                           ----------         -----------
   Total Expenses                                              93,723             213,188
   Less: Management fee waiver                                (32,744)            (54,986)
                                                           ----------         -----------
   Net Expenses                                                60,979             158,202
                                                           ----------         -----------
Net Investment Income                                         835,839           1,228,004
                                                           ----------         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, OPTIONS AND FOREIGN
CURRENCIES (NOTES 3 and 5):
   Realized Gain (Loss) From:
      Security transactions
         (excluding short-term securities)                    (13,404)            452,216
      Options written                                              --                 201
      Options purchased                                            --              55,764
      Foreign currency transactions                                --             (34,540)
                                                           ----------         -----------
Net Realized Gain (Loss)                                      (13,404)            473,641
                                                           ----------         -----------
Change in Net Unrealized Appreciation (Depreciation)
of Investments, Options Written and Foreign Currencies:
      Beginning of year                                       (68,023)            (25,806)
      End of year                                             365,931             472,261
                                                           ----------         -----------
Increase in Net Unrealized Appreciation                       433,954             498,067
                                                           ----------         -----------
Net Gain on Investments, Options and
   Foreign Currencies                                         420,550             971,708
                                                           ----------         -----------
Increase in Net Assets From Operations                     $1,256,389         $ 2,199,712
                                                           ==========         ===========

                       See Notes to Financial Statements

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Year Ended October 31, 1995
and the Period Ended October 31, 1994

                                                                                          Putnam
                                                     Smith Barney                       Diversified
                                                 High Income Portfolio                Income Portfolio
                                             ---------------------------        -----------------------------
                                                  1995           1994(a)            1995              1994(a)
                                             -----------      ----------        -----------        ----------
OPERATIONS:
   Net investment income                     $   835,839      $  101,338        $ 1,228,004        $   96,849
   Net realized gain (loss)                      (13,404)         (6,715)           473,641            (3,294)
   Increase (decrease) in net
      unrealized appreciation                    433,954         (68,023)           498,067           (25,806)
                                             -----------      ----------        -----------        ----------
   Increase in Net Assets
      From Operations                          1,256,389          26,600          2,199,712            67,749
                                             -----------      ----------        -----------        ----------
DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income                        (101,352)             --            (78,180)               --
                                             -----------      ----------        -----------        ----------
   Decrease in Net Assets From
      Distributions to Shareholders             (101,352)             --            (78,180)               --
                                             -----------      ----------        -----------        ----------
FUND SHARE TRANSACTIONS
(NOTE 8):
   Net proceeds from
      sales of shares                         17,271,651       5,570,590         22,758,517         7,745,319
   Net asset value of shares issued
      for reinvestment of dividends               85,584              --             78,180                --
   Cost of shares reacquired                  (1,457,780)     (2,201,869)          (207,951)       (1,049,617)
                                             -----------      ----------        -----------        ----------
   Increase in Net Assets From
      Fund Share Transactions                 15,899,455       3,368,721         22,628,746         6,695,702
                                             -----------      ----------        -----------        ----------
Increase in Net Assets                        17,054,492       3,395,321         24,750,278         6,763,451
NET ASSETS:
   Beginning of year                           3,395,321              --          6,763,451                --
                                             -----------      ----------        -----------        ----------
   End of year*                              $20,449,813      $3,395,321        $31,513,729        $6,763,451
                                             ===========      ==========        ===========        ==========
*  Includes undistributed
      net investment income of:              $   838,320      $  101,338        $ 1,271,270        $   78,157
                                             ===========      ==========        ===========        ==========

(a) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

                       See Notes to Financial Statements

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     1. Significant Accounting Policies

     The Smith Barney High Income and Putnam Diversified Income Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney/Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and ten other separate investment portfolios: AIM Capital Appreciation, Alliance Growth, American Capital Enterprise, Smith Barney Income and Growth, Smith Barney International Equity, Smith Barney Pacific Basin, TBC Managed Income, G.T. Global Strategic Income, MFS Total Return and Smith Barney Money Market Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) securities transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. Government and Government Agency obligations are valued at the mean between the bid and asked prices; short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; short-term investments that have a maturity of 60 days or less are valued at cost plus accreted discount, or minus amortized premium, as applicable; (c) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (d) interest income, adjusted for accretion of original issue discount, is recorded on the accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) direct expenses are charged to each Portfolio; (g) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (h) in accordance with Statement of Position 93-2 Determination,
                                                                  --------------
Disclosure, and Financial Statement Presentation of
---------------------------------------------------

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Income, Capital Gain, and Return of Capital Distributions by Investment
-----------------------------------------------------------------------
Companies, book and tax basis differences relating to shareholder distributions
---------
and other permanent book and tax differences are reclassified to undistributed net investment income. As of October 31, 1995, the cumulative effect of such differences, totaling $2,495 and $3,941, were reclassified to undistributed net investment income from paid-in capital for the Smith Barney High Income and Putnam Diversified Income Portfolios, respectively. Net investment income, net realized gains, and net assets were not affected by this change; and (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

     2. Management Agreement and Transactions with Affiliated Persons

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager of the Fund. The Smith Barney High Income ("SBHI") and Putnam Diversified Income Portfolios ("PDIP") pay SBMFM a management fee calculated at an annual rate of 0.60% and 0.75% of the average daily net assets, of each Portfolio, respectively. All fees are calculated daily and paid monthly. SBHI is managed by the Greenwich Street Advisors Division of SBMFM. SBMFM waived a portion of its management fees for SBHI and PDIP for the year ended October 31, 1995.

     SBMFM has entered into a sub-advisory agreement with Putnam Investment Management, Inc. ("PIM"). Pursuant to the sub-advisory agreement, PIM is responsible for the day-to-day portfolio operations and investment decisions for PDIP. SBMFM will pay PIM a monthly fee calculated at the annual rate of 0.35% of the average daily net assets of PDIP.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares.

     All officers and two Directors of the Fund are employees of SB.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     3. Investments

     During the year ended October 31, 1995, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were:

                                                                      Putnam
                                                 SB High            Diversified
                                                 Income               Income
                                               -----------          -----------
Purchases                                      $19,777,281          $63,346,087
Sales                                            4,272,095           40,570,265

     At October 31, 1995, the aggregate gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                                                                     Putnam
                                                SB High            Diversified
                                                 Income              Income
                                               ---------           -----------
Gross unrealized appreciation                  $ 575,089            $ 763,177
Gross unrealized depreciation                   (209,158)            (100,387)
                                               ---------            ---------
Net unrealized appreciation                    $ 365,931            $ 662,790
                                               =========            =========

     4. Capital Loss Carryforwards

     At October 31, 1995, SBHI had for Federal income tax purposes approximately $20,119 of unused loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed. The amount and expiration of the carryover amounts are indicated below. Expiration occurs on October 31 of the year indicated:

                                                2002                  2003
                                               ------               -------
SBHI                                           $6,715               $13,404

     5. Option Contracts

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or lesser than

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     When the Portfolios write a call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain equal to the amount of the premium received. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the cost of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise.

Putnam Diversified Income Portfolio

                                                                        Number of
                                                        Premiums        Contracts
                                                        --------        ---------
Options written, outstanding at October 31, 1994        $      0               0
Options written during the fiscal year                    20,894          12,771
Options cancelled in closing purchase transactions       (17,927)        (12,770)
                                                        --------         -------
Options written, outstanding at October 31, 1995        $  2,967               1
                                                        ========         =======

     The following table represents the open options contracts as of October 31, 1995 for PDIP:

Number of                                                Strike
Contracts                               Expiration       Price         Value
---------                               ----------       ------        -----
Call Options Written
   1   Call/DEM Put
       (Premiums received -- $2,967)     12/11/95        $1.565        $(311)

     6. Forward Foreign Currency Contracts

     At October 31, 1995, the PDIP had open forward foreign currency contracts as described below. The Portfolio bears the market risk that

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

arises from changes in foreign currency exchange rates. The unrealized gain
(loss) on the contracts reflected in the accompanying financial statements are as follows:

                                                Unrealized
                                   Local         Market          Settlement        Gain
Foreign Currency                 Currency         Value             Date          (Loss)
----------------               -----------     -----------       ----------     ---------
To Buy:
   Australian Dollar               840,000     $   638,987        12/13/95      $   5,267
   Canadian Dollar                 187,707         139,559        11/03/95              0
   Canadian Dollar               1,685,400       1,253,086        12/13/95          5,720
   German Deutschemark           5,801,000       4,119,151        12/13/95         88,548
   Danish Krone                  2,372,000         434,080        12/13/95         14,547
   Spanish Peseta               46,000,000         376,278        12/13/95         11,379
   French Francs                   940,000         192,115        12/13/95          2,903
   British Pound                   240,000         378,698        12/13/95         11,065
   Italian Lira                590,000,000         370,103        12/13/95          4,398
   Japanese Yen                550,160,000       5,380,801        12/13/95       (258,841)
   Dutch Guilder                   347,700         220,049        12/13/95             (6)
   New Zealand Dollar              280,000         184,828        12/13/95            699
   Swedish Krona                 2,950,000         444,036        12/13/95         34,675
                                               -----------                      ---------
                                                14,131,771                        (79,646)
                                               -----------                      ---------

Cross Forwards:**
   Buy German Deutschemark vs French Franc         298,232        11/14/95         12,045
   Buy German Deutschemark vs Italian Lira         177,519        11/29/95          7,088
   Buy German Deutschemark vs Italian Lira         426,046        01/26/95         (4,364)
   Buy Danish Krone vs German Deutschemark         284,229        12/13/95          1,217
   Buy French Franc vs German Deutschemark         300,775        11/14/95          4,927
   Buy French Franc vs German Deutschemark         497,107        12/13/95              0
   Buy British Pound vs German Deutschemark        426,035        12/01/95           (596)
   Buy British Pound vs German Deutschemark        331,361        12/13/95          1,298
   Buy Italian Lira vs German Deutschemark         173,701        11/29/95          2,349
   Buy Italian Lira vs German Deutschemark         431,929        01/26/95          9,785
   Buy Swedish Krona vs German Deutschemark        215,911        12/13/95         (1,902)
                                               -----------                      ---------
                                                 3,562,845                         31,847
                                               -----------                      ---------
Market Value and Unrealized Loss
on Forward Foreign Currency Contracts          $17,694,617                      $ (47,799)
                                               ===========                      ==========

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

**Local Currency on Cross Forwards                              Buy               Sell
----------------------------------                          -----------        -----------
   Buy German Deutschemark vs French Franc                      420,000          1,455,975
   Buy German Deutschemark vs Italian Lira                      250,000        277,111,750
   Buy German Deutschemark vs Italian Lira                      600,000        695,112,000
   Buy Danish Krone vs German Deutschemark                    1,553,736            400,000
   Buy French Franc vs German Deutschemark                    1,471 661            420,000
   Buy French Franc vs German Deutschemark                    2,432,297            700,000
   Buy British Pound vs German Deutschemark                     270,000            612,217
   Buy British Pound vs German Deutschemark                     210,000            463,838
   Buy Italian Lira vs German Deutschemark                  276,905,000            250,000
   Buy Italian Lira vs German Deutschemark                  688,560,000            600,000
   Buy Swedish Krona vs German Deutschemark                   1,434,423            300,000

                                                                                 Unrealized
                               Local           Market           Settlement          Gain
Foreign Currency             Currency          Value               Date            (Loss)
----------------           ----------        -----------        ----------       ----------
To Sell:
   Australian Dollar           350,000       $   266,245         12/13/95        $  (5,610)
   Canadian Dollar           1,572,700         1,169,294         12/13/95          (15,239)
   Swiss Franc                 500,000           439,947         12/13/95           (3,718)
   German Deutschemark       5,528,000         3,925,299         12/13/95         (110,371)
   Danish Krone              3,161,000           578,249         12/13/95          (10,522)
   Spanish Peseta           72,000,000           588,957         12/13/95          (16,608)
   French Franc              3,991,000           815,672         12/13/95          (25,031)
   British Pound               541,000           853,649         12/13/95           (6,112)
   Italian Lira          1,311,770,000           822,865         12/13/95          (20,496)
   Japanese Yen            488,540,000         4,778,131         12/13/95          175,188
   Dutch Guilder             1,260,000           797,418         12/13/95          (34,941)
   New Zealand Dollar           65,700            43,369         12/13/95             (394)
   Swedish Krona             1,600,000           240,833         12/13/95          (19,581)
                                             -----------                        ----------
                                             $15,319,928                        $  (93,435)
                                             -----------                        ----------

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                                                                      Unrealized
                                                       Market         Settlement         Gain
Foreign Currency                                       Value             Date           (Loss)
----------------                                     ---------        ----------     -----------
Cross Forwards:**
   Sell German Deutschemark vs Danish Krone            284,030         12/13/95      $   (1,018)
   Sell German Deutschemark vs French Franc            298,232         11/14/95          (2,384)
   Sell German Deutschemark vs French Franc            497,053         12/13/95              54
   Sell German Deutschemark vs British Pound           434,721          12/1/95          (8,089)
   Sell German Deutschemark vs British Pound           329,360         12/13/95             703
   Sell German Deutschemark vs Italian Lira            177,519         11/29/95          (6,167)
   Sell German Deutschemark vs Italian Lira            426,046         01/26/95          (3,901)
   Sell German Deutschemark vs Swedish Krone           213,023         12/13/95           4,789
   Sell French Franc vs German Deutschemark            297,569         11/14/95         (11,382)
   Sell Italian Lira vs German Deutschemark            173,830         11/29/95          (3,400)
   Sell Italian Lira vs German Deutschemark            436,039         01/26/95          (5,629)
                                                   -----------                        ---------
                                                     3,567,422                          (36,424)
                                                   -----------                        ---------
Market Value and Unrealized Loss
on Forward Foreign Currency Contracts              $18,887,350                        $(129,859)
                                                   ===========                        =========
Total Market Value and Unrealized Loss
on Forward Foreign Currency Contracts              $36,581,967                        $(177,658)
                                                   ===========                        =========

**Local Currency on Cross Forwards                                       Buy             Sell
----------------------------------                                  -----------      -----------
   Sell German Deutschemark vs Danish Krone                           1,553,736          400,000
   Sell German Deutschemark vs French Franc                           1,471,661          420,000
   Sell German Deutschemark vs French Franc                           2,432,297          700,000
   Sell German Deutschemark vs British Pound                            270,000          612,217
   Sell German Deutschemark vs British Pound                            210,000          463,838
   Sell German Deutschemark vs Italian Lira                         276,905,000          250,000
   Sell German Deutschemark vs Italian Lira                         688,560,000          600,000
   Sell German Deutschemark vs Swedish Krone                          1,434,423          300,000
   Sell French Franc vs German Deuschemark                              420,000        1,455,975
   Sell Italian Lira vs German Deuschemark                              250,000      277,111,750
   Sell Italian Lira vs German Deuschemark                              600,000      695,112,000

     7. Repurchase Agreements

     The Portfolios purchase (and their custodian takes possession of) U.S. Government Securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     8. Capital Shares

     At October 31, 1995, the Fund had six billion shares of $0.00001 par value capital stock authorized. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

     Transactions in shares of each Portfolio were as follows:

                                         Year Ended           Period Ended
                                      October 31, 1995    October 31, 1994/(a)/
                                      ----------------    ---------------------
Smith Barney High Income
Shares sold                              1,615,645               554,899
Shares issued on reinvestment                8,805                    --
Shares redeemed                           (146,026)             (217,744)
                                         ---------              --------
Net Increase                             1,478,424               337,155
                                         =========              ========
Putnam Diversified Income
Shares sold                              2,096,498               768,005
Shares issued on reinvestment                7,771                    --
Shares redeemed                            (19,661)             (103,329)
                                         ---------              --------
Net Increase                             2,084,608               664,676
                                         =========              ========

(a) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year:

Smith Barney High Income Portfolio                 1995         1994/(1)/
----------------------------------               -------        ---------
Net Asset Value, Beginning of Year               $ 10.07          $10.00
                                                 -------          ------
Income From Operations:
   Net investment income(2)                         0.93            0.29
   Net realized and unrealized gain (loss)          0.48           (0.22)
                                                 -------          ------
Total Income from Operations                        1.41            0.07
                                                 -------          ------
Less Distributions From:
   Net investment income                           (0.22)             --
                                                 -------          ------
Total Distributions                                (0.22)             --
                                                 -------          ------
Net Asset Value, End of Year                     $ 11.26          $10.07
                                                 -------          ------
Total Return                                       14.30%           0.70%++
                                                 -------          ------
Net Assets, End of Year (000s)                   $20,450          $3,395
                                                 -------          ------
Ratios to Average Net Assets:
   Expenses(2)                                      0.70%           0.69%+
   Net investment income                            9.54            7.55+
                                                 -------          ------
Portfolio Turnover Rate                            56.94%          14.74%
                                                 =======          ======

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(2) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $13,857 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                         Expense Ratios
                       Per Share Decreases            Without Fee Waivers
                    in Net Investment Income           and Reimbursement
                    ------------------------          -------------------
   1995                      $0.04                          1.07%
   1994                       0.07                          2.60+

 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year:

Putnam Diversified Income Portfolio               1995       1994/(1)/
-----------------------------------             -------      ---------
Net Asset Value, Beginning of Year              $ 10.18        $10.00
                                                -------        ------
Income From Operations:
   Net investment income(2)                        0.79          0.23
   Net realized and unrealized gain (loss)         0.58         (0.05)
                                                -------        ------
Total Income from Operations                       1.37          0.18
                                                -------        ------
Less Distributions From:
   Net investment income                          (0.09)           --
                                                -------        ------
Total Distributions                               (0.09)           --
                                                -------        ------
Net Asset Value, End of Year                    $ 11.46        $10.18
                                                -------        ------
Total Return                                      13.55%         1.80%++
                                                -------        ------
Net Assets, End of Year (000s)                  $31,514        $6,763
                                                -------        ------
Ratios to Average Net Assets:
   Expenses(2)                                     0.97%         0.98%+
   Net investment income                           7.53          6.14+
                                                -------        ------
Portfolio Turnover Rate                          275.71%        20.02%
                                                =======        ======

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(2) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $19,028 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                           Expense Ratios
                           Per Share Decreases           Without Fee Waivers
                         in Net Investment Income         and Reimbursement
                         ------------------------        -------------------
   1995                           $0.04                         1.31%
   1994                           0.07                          2.92+

 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

Smith Barney/Travelers Series Fund Inc.
--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney/Travelers Series Fund Inc.:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Smith Barney High Income and Putnam Diversified Income Portfolios of Smith Barney/Travelers Series Fund Inc. as of October 31, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from June 16, 1994 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney High Income and Putnam Diversified Income Portfolios of Smith Barney/Travelers Series Fund Inc. as of October 31, 1995, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the year then ended and for the period from June 16, 1994 to October 31, 1994, in conformity with generally accepted accounting principles.


/s/ KPMG Peat Marwick LLP

New York, New York
December 12, 1995

Smith Barney/Travelers
Series Fund Inc.

Directors

Victor K. Atkins

Robert A. Belfer

Jessica M. Bibliowicz

Alger B. Chapman

Robert A. Frankel

Rainer Greeven

Susan M. Heilbron

Heath B. McLendon, Chairman

James M. Shuart



Officers

Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President and Treasurer


John C. Bianchi
Vice President

James B. Conheady
Vice President

Martin Hanley
Vice President

Jeffrey J. Russell
Vice President

Bruce D. Sargent
Vice President

Phyllis Zahorodny
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary




                      SmithBarney
                      -----------
A Member of TravelersGroup [LOGO]


Investment Manager

Smith Barney Mutual Funds
Management Inc.


Distributor

Smith Barney Inc.


Custodian

PNC Bank


Annuity Administration

Travelers Annuity Investor Services
5 State House Square
1 Tower Square
Hartford, CT 06193

This report is submitted for the general information of the shareholders of Smith
Barney/Travelers Series Fund Inc.--
Smith Barney High Income and Putnam
Diversified Income Portfolio. It is not
authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contain information concerning the Portfolios' investment policies and expenses as well as other pertinent information.


Smith Barney/Travelers
Series Fund Inc.
388 Greenwich Street
New York, New York 10013


IN0254 12/95

--------------------------------------------------------------------------------
                                 ANNUAL REPORT
--------------------------------------------------------------------------------

         1995
         1995
         1995
         1995
         1995
                        Smith Barney/Travelers
                        Series Fund Inc.


                        AIM Capital

                        Appreciation Portfolio

                        --------------------------------------------------------

                        October 31, 1995

[LOGO APPEARS HERE]     Smith Barney Mutual Funds
                        Investing for your future.
                        Everyday

--------------------------------------------------------------------------------
AIM Capital Appreciation Portfolio
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with this annual report for the Smith Barney/Travelers Series Fund, Inc. -- AIM Capital Appreciation Portfolio for the period ended October 31, 1995. For your convenience, we have briefly summarized this period's prevailing economic and market conditions below and outlined the portfolio strategies during this time. A more detailed summary of performance and current holdings can be found in the appropriate sections that follow in the annual report.

Portfolio Highlights

As of October 11, 1995, AIM Capital Management, Inc. (AIM) began to manage the day-to-day operations of AIM Capital Appreciation Portfolio as the Sub-advisor. During this short time period, the Portfolio's investment management team began structuring a portfolio that seeks capital appreciation by investing primarily in the common stocks of medium-sized and smaller-sized companies. As of October 31, 1995, the AIM Capital Appreciation Portfolio had 70 holdings.

The foundation of AIM's equity investment strategy is to focus on stock selection based on earnings momentum. In our view, earnings drive stock prices and the stock of a growing company tends to appreciate. AIM believes that identifying and capturing such "earnings-acceleration" stocks in a portfolio is crucial to achieving investment growth. This strategy also helps identify those stocks with slowing earnings growth that may no longer meet a fund's investment criteria.

However, earnings are not AIM's sole criteria in selecting stocks. We analyze a host of other factors such as a particular company's revenues, the quality of its management and new product lines. Yet earnings remain AIM's single most important consideration in selecting stocks and determining whether a particular stock ultimately qualifies for an AIM equity portfolio.

Market Outlook

As of this report, the stock market's performance, as measured by the Dow Jones Industrial Average, has surpassed the 5100 level. Yet many market analysts maintain that this aging bull market may have plenty of momentum left. (The Dow Jones Industrial Average has gone a record 61 months without experiencing a 10% correction.) For example, a recent issue of Barron's reported that many analysts project that the Dow Jones Industrial Average may move well past 5500 during the coming year. Of course, a significant number of market analysts hold a different view and believe that a stock market correction is due.

Rather than make a specific projection about future stock market performance, we at AIM remain committed to our disciplined investment strategy that helps us determine, on a company-by-company basis, which stocks to buy and sell. Our disciplined approach eliminates guesswork about market timing. We believe our commitment to this time-tested strategy should provide our shareholders with the best value over the long term. (Of course, no guarantees can be made that our disciplined investment strategy will work in the future.)

Thank you for your investment in the AIM Capital Appreciation Portfolio and your ongoing confidence in our investment management approach.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman and Chief Executive Officer

December 8, 1995

Smith Barney/Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio
--------------------------------------------------------------------------------
Schedule of Investments                                         October 31, 1995
--------------------------------------------------------------------------------

    SHARES                   SECURITY                                             VALUE
=========================================================================================
COMMON STOCKS -- 85.8%
Banks-Commercial -- 1.4%
     3,100          MBNA Corp.                                                 $  114,313
-----------------------------------------------------------------------------------------
Beverages-Alcoholic -- 0.9%
     1,500          Canadaigua Wine Co.*                                           72,000
-----------------------------------------------------------------------------------------
Commercial Services -- 3.1%
     1,700          Loewen Group Inc.                                              68,080
     2,400          Medaphis Corp.*                                                76,200
     2,800          Service Corp.                                                 112,350
-----------------------------------------------------------------------------------------
                                                                                  256,630
-----------------------------------------------------------------------------------------
Communications-Equipment & Software -- 1.1%
     1,000          U.S. Robotics*                                                 92,500
-----------------------------------------------------------------------------------------
Computers -- 11.9%
     2,100          Bay Networks Inc.*                                            139,125
     1,100          Cabletron Systems Inc.*                                        86,488
     1,600          Ceridan Corp.*                                                 69,600
     2,200          Compaq Computer Corp.*                                        122,650
     4,200          Dell Computer Corp.*                                          195,825
     1,200          HBO & Co.                                                      84,900
     1,600          Sun Microsystems Inc.*                                        124,800
     3,300          3Com Corp.*                                                   155,100
-----------------------------------------------------------------------------------------
                                                                                  978,488
-----------------------------------------------------------------------------------------
Computer Software -- 12.4%
     2,200          BMC Software Inc.*                                             78,375
     1,000          Broderbund Software Inc.*                                      69,375
     2,250          Cadence Design System*                                         72,562
     2,500          Cisco Systems Inc.*                                           193,750
     3,100          Computer Associates International Inc.                        170,500
     2,500          Informix Corp.*                                                72,812
     3,300          Oracle Crop.*                                                 143,963
     1,600          Parametric Technology*                                        107,000
     2,900          Synopsys Inc.*                                                108,750
-----------------------------------------------------------------------------------------
                                                                                1,017,087
-----------------------------------------------------------------------------------------
Consumer Services -- 0.9%
     2,700          Manpower Inc.                                                  73,237
-----------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio
--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 1995
--------------------------------------------------------------------------------

    SHARES                   SECURITY                                             VALUE
=========================================================================================
Electrical Equipment -- 1.1%
     2,100          Linear Technology Corp.                                    $   91,875
-----------------------------------------------------------------------------------------
Electronics -- 7.2%
     2,500          Altera Corp.*                                                 151,250
     5,100          Integrated Device Technologies Corp.*                          96,900
     2,100          Solectron Corp.*                                               84,525
     4,500          Teradyne Inc.*                                                150,188
     1,600          Texas Instruments Inc.                                        109,200
-----------------------------------------------------------------------------------------
                                                                                  592,063
-----------------------------------------------------------------------------------------
Electronics-Semiconductors and Components -- 12.3%
     1,600          Adaptec Inc.*                                                  71,200
     2,300          Alliance Semiconductor Corp.*                                  70,725
     2,700          Analog Devices Inc.*                                           97,537
     4,500          Atmel Corp.*                                                  140,625
     2,100          Cypress Semiconductor Corp.*                                   74,025
     3,700          LSI Logic Corp.*                                              174,362
     2,400          Micron Technology Inc.                                        169,500
     3,100          VLSI Technology Inc.*                                          72,850
     3,100          Xilinx Inc.*                                                  142,600
-----------------------------------------------------------------------------------------
                                                                                1,013,424
-----------------------------------------------------------------------------------------
Entertainment -- 0.8%
     2,000          Mirage Resorts Inc.*                                           65,500
-----------------------------------------------------------------------------------------
Financial Services -- 2.5%
     1,300          First U.S.A. Inc.                                              59,800
     2,600          Green Tree Financial Corp.                                     69,225
     4,100          Mercury Finance Co.                                            78,925
-----------------------------------------------------------------------------------------
                                                                                  207,950
-----------------------------------------------------------------------------------------
Hotels/Motels -- 0.9%
     1,200          HFS Inc.*                                                      73,500
-----------------------------------------------------------------------------------------
Machine-Diversified -- 4.4%
     3,700          Applied Materials Inc.*                                       185,462
     1,700          Lam Research Corp.*                                           103,488
     1,100          Novellus Systems Inc.*                                         75,762
-----------------------------------------------------------------------------------------
                                                                                  364,712
-----------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio
--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 1995
--------------------------------------------------------------------------------

    SHARES                   SECURITY                                             VALUE
=========================================================================================
Medical Products & Supplies -- 1.9%
     1,900          Boston Scientific Corp.*                                   $   80,038
     1,800          Sybron International Corp.*                                    76,500
-----------------------------------------------------------------------------------------
                                                                                  156,538
-----------------------------------------------------------------------------------------
Medical Services -- 12.3%
     3,600          Apria Healthcare Group Inc.*                                   77,850
     2,300          Columbia/HCA Heathcare Corp.                                  112,988
     1,900          Community Health Systems*                                      60,325
     3,100          Health Care & Retirement Corp.*                                91,062
     3,600          Health Management Association*                                 77,400
     1,200          Healthcare Compare Corp.*                                      44,400
     1,500          Healthsource Inc.*                                             79,500
     5,100          Healthsouth Corp.*                                            133,237
     2,700          Lincare Holdings Inc.*                                         67,162
     2,600          Manor Care Inc.                                                85,150
     1,200          Oxford Health Plans Inc.*                                      93,900
     2,800          Vencor Inc.*                                                   77,700
-----------------------------------------------------------------------------------------
                                                                                1,000,674
-----------------------------------------------------------------------------------------
Office Equipment -- 0.9%
     2,200          Danka Business Systems Corp.                                   73,700
-----------------------------------------------------------------------------------------
Pharmaceuticals -- 1.3%
     2,100          Cardinal Health Inc.                                          107,888
-----------------------------------------------------------------------------------------
Retail-Department Stores -- 0.9%
     2,900          Dollar General Corp.                                           71,050
-----------------------------------------------------------------------------------------
Retail-Food Chains -- 1.8%
     2,100          Kroger Co.*                                                    70,088
     1,600          Safeway Inc.*                                                  75,600
-----------------------------------------------------------------------------------------
                                                                                  145,688
-----------------------------------------------------------------------------------------
Retail-Special Line -- 4.4%
     2,800          General Nutrition Co.*                                         69,650
     1,700          Micro Warehouse Inc.*                                          75,650
     3,800          Staples Inc.*                                                 101,175
     2,600          Viking Office Products Inc.*                                  115,700
-----------------------------------------------------------------------------------------
                                                                                  362,175
-----------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio
--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 1995
--------------------------------------------------------------------------------

    SHARES                   SECURITY                                             VALUE
=========================================================================================
Telecommunications -- 1.4%
     5,300          Ericsson LM Telephone Sponsored ADR                        $  113,205
-----------------------------------------------------------------------------------------
                    TOTAL COMMON STOCKS
                    (Cost -- $7,054,634)                                        7,044,197
=========================================================================================

     FACE
    AMOUNT                   SECURITY                                             VALUE
=========================================================================================
SHORT-TERM INVESTMENTS -- 14.2%
$1,165,000          Federal Home Loan Mortgage Corporation
                       Discount Notes, 5.850% due 11/1/95
                       (Cost -- $1,164,811)                                     1,164,811
=========================================================================================
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $8,219,445)+                                      $8,209,008
=========================================================================================

* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                             October 31, 1995
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost--$8,219,445)                          $8,209,008
   Cash                                                                   7,443
   Receivable for Fund shares sold                                      429,589
   Receivable from investment manager                                    13,456
   Dividend receivable                                                       69
-------------------------------------------------------------------------------
   Total Assets                                                       8,659,565
-------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                     560,235
   Accrued expenses and other liabilities                                16,623
-------------------------------------------------------------------------------
   Total Liabilities                                                    576,858
-------------------------------------------------------------------------------
Total Net Assets                                                     $8,082,707
===============================================================================
NET ASSETS:
   Par value of capital shares                                       $        8
   Capital paid in excess of par value                                8,087,523
   Undistributed net investment income                                   13,217
   Accumulated net realized loss on security transactions                (7,604)
   Net unrealized depreciation of investments                           (10,437)
-------------------------------------------------------------------------------
Total Net Assets                                                     $8,082,707
===============================================================================
Shares Outstanding                                                      808,169
-------------------------------------------------------------------------------
Net Asset Value                                                          $10.00
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio
--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------

For the Period Ended October 31, 1995(a)

INVESTMENT INCOME:
   Interest                                                          $   16,392
   Dividends                                                                 69
-------------------------------------------------------------------------------
   Total Investment Income                                               16,461
-------------------------------------------------------------------------------
EXPENSES:
   Audit and legal                                                       11,000
   Management fees (Note 2)                                               2,595
   Shareholder communications                                             2,000
   Registration fees                                                      3,000
   Shareholder and system servicing fees                                    500
   Custody                                                                  200
-------------------------------------------------------------------------------
   Total Expenses                                                        19,295
   Less: Expense reimbursement and management fee waiver                 16,051
-------------------------------------------------------------------------------
   Net Expenses                                                           3,244
-------------------------------------------------------------------------------
Net Investment Income                                                    13,217
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
   Realized Loss From Security Transactions
   (excluding short-term securities):
      Proceeds from sales                                               381,984
      Cost of securities sold                                           389,588
-------------------------------------------------------------------------------
   Net Realized Loss                                                     (7,604)
-------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation of Investments:
      Beginning of period                                                    --
      End of period                                                     (10,437)
-------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                              (10,437)
-------------------------------------------------------------------------------
Net Loss on Investments                                                 (18,041)
-------------------------------------------------------------------------------
Decrease in Net Assets From Operations                               $   (4,824)
===============================================================================

(a) For the period from October 10, 1995 (commencement of operations) to October 31, 1995.

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

For the Period Ended October 31, 1995(a)

OPERATIONS:
   Net investment income                                            $    13,217
   Net realized loss                                                     (7,604)
   Increase in net unrealized depreciation                              (10,437)
-------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                                (4,824)
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                     --
-------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions to Shareholders                                          --
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sales                                           10,257,531
   Net asset value of shares issued for
      reinvestment of dividends                                              --
   Cost of shares reacquired                                         (2,170,000)
-------------------------------------------------------------------------------
   Increase in Net Assets From Fund
      Share Transactions                                              8,087,531
-------------------------------------------------------------------------------
Increase in Net Assets                                                8,082,707

NET ASSETS:
   Beginning of period                                                       --
-------------------------------------------------------------------------------
   End of period*                                                   $ 8,082,707
===============================================================================
* Includes undistributed net investment income of:                      $13,217
===============================================================================

(a) For the period from October 10, 1995 (commencement of operations) to October 31, 1995.

                      See Notes to Financial Statements.

Smith Barney/Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio
--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     1. Significant Accounting Policies

     The AIM Capital Appreciation Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney/Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of this portfolio and eleven other separate investment portfolios:
Smith Barney Income and Growth, Alliance Growth, American Capital Enterprise, Smith Barney International Equity, Smith Barney Pacific Basin, TBC Managed Income, Putnam Diversified Income, G.T. Global Strategic Income, Smith Barney High Income, MFS Total Return and Smith Barney Money Market Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies followed by the Fund are: (a) securities transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. Government and Government Agency obligations are valued at the mean between the bid and the asked prices; (c) short-term investments that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) short-term investments that have a maturity of 60 days or less are valued at cost plus accreted discount, or minus amortized premium, as applicable; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method;
(g) direct expenses are charged to the Portfolio; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; and
(i) the Portfolio intends to comply with

Smith Barney/Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

     2. Management Agreement and Transactions with Affiliated Persons

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager of the Fund. The Portfolio pays SBMFM a management fee calculated at an annual rate of 0.80% on the average daily net assets. This fee is calculated daily and paid monthly. SBMFM waived all of its management fees and reimbursed expenses of $13,456 for the period ended October 31, 1995.

     SBMFM has entered into a subadvisory agreement with AIM Capital Management Inc. ("AIM"). Pursuant to the subadvisory agreement AIM is responsible for the day-to-day portfolio operations and investment decisions. As a result, SBMFM will pay AIM a monthly fee calculated at the annual rate of 0.375% of the average daily net assets of the Portfolio.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions.

     All officers and two Directors of the Fund are employees of SB.

     3. Investments

     During the period ended October 31, 1995, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term investments) was $7,443,890 and $381,984 respectively.

Smith Barney/Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     At October 31, 1995, the net unrealized depreciation of investments for Federal income tax purposes consisted of the following:

================================================================================
Gross unrealized appreciation                                        $ 115,552
Gross unrealized depreciation                                         (125,989)
--------------------------------------------------------------------------------
Net unrealized depreciation                                          $ (10,437)
================================================================================

     4. Capital Loss Carryforward

     At October 31, 1995, the Fund had for Federal tax purposes approximately $331 of unused capital loss carryforwards, expiring October 31, 2003 available to offset future realized capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

     5. Repurchase Agreements

     The Fund purchases (and its custodian takes possession of) U.S. Government Securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     6. Capital Shares

     At October 31, 1995, the Fund had six billion shares of $0.00001 par value capital stock authorized. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Portfolio.

     Transactions in shares of the Portfolio were as follows:

                                                                  Period Ended
                                                                October 31, 1995
================================================================================
Shares sold                                                         1,026,832
Shares issued on reinvestment                                              --
Shares redeemed                                                      (218,663)
--------------------------------------------------------------------------------
Net Increase                                                          808,169
================================================================================

Smith Barney/Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout the period:

                                                                         1995(1)
================================================================================
Net Asset Value, Beginning of Period                                     $10.00
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income (2)                                               0.02
   Net realized and unrealized loss                                       (0.02)
--------------------------------------------------------------------------------
Total Income From Operations                                                 --
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                                     --
--------------------------------------------------------------------------------
Total Distributions                                                          --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $10.00
--------------------------------------------------------------------------------
Total Return                                                               0.00%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                         $8,083
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses (2)                                                            1.00%+
   Net investment income                                                    4.07+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                    5.91%
================================================================================
Average commissions paid on
   equity security transactions                                          $ 0.06
================================================================================

(1) For the period from October 10, 1995 (commencement of operations) to October 31, 1995.

(2) The manager has waived all of its fees and reimbursed the Portfolio for $13,456 in expenses for the period ended October 31, 1995. If such fees were not waived and expenses not reimbursed, the per share decrease in net investment income and ratio of expenses to average net asset would have been $0.03 and 5.95%+, respectively.

  + Annualized.

Smith Barney/Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio
--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney/Travelers Series Fund Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the AIM Capital Appreciation Portfolio of Smith Barney/Travelers Series Fund Inc. as of October 31, 1995, the related statements of operations, changes in net assets and financial highlights for the period from October 10, 1995 (commencement of operations) to October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AIM Capital Appreciation Portfolio of Smith Barney/Travelers Series Fund Inc.
as of October 31, 1995, and the results of its operations, changes in its net assets and financial highlights for the period from October 10, 1995 to October 31, 1995, in conformity with generally accepted accounting principles.


                          /s/  KPMG Peat Marwick LLP

New York, New York
December 12, 1995

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

                     [This page intentionally left blank]

Smith Barney/Travelers
Series Fund Inc.

Directors
Victor K. Atkins
Robert A. Belfer
Jessica M. Bibliowicz
Alger B. Chapman
Robert A. Frankel
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman
James M. Shuart

Officers
Heath B. McLendon
Chief Executive Officer
Jessica M. Bibliowicz
President
Lewis E. Daidone
Senior Vice President and Treasurer
John C. Bianchi
Vice President
James B. Conheady
Vice President
Martin Hanley
Vice President
Jeffrey J. Russell
Vice President
Bruce D. Sargent
Vice President
Phyllis Zahorodny
Vice President
Thomas M. Reynolds
Controller
Christina T. Sydor
Secretary

                                  Smith Barney
                                  ------------

                                  [TRAVELERS GROUP LOGO APPEARS HERE]


Investment Manager

Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank

Annuity Administration
Travelers Annuity Investor Services
5 State House Square
1 Tower Square
Hartford, CT 06183

This report is submitted for the general information of the shareholders of Smith Barney/Travelers Series Fund Inc.-- AIM Capital Appreciation Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolio, which contains information concerning the Portfolio's investment policies and expenses as well as other pertinent information.

Smith Barney/Travelers
Series Fund Inc.
388 Greenwich Street
New York, New York 10013

IN0794 12/95